SCHWAB RETIREMENT INCOME VARIABLE ANNUITYTM  PROSPECTUS MAY 1, 2020

Schwab Retirement Income Variable Annuity is an individual flexible premium deferred variable annuity contract issued by Pacific Life & Annuity Company (“PL&A”) through Separate Account A of PL&A.

The Contracts are sold exclusively by investment professionals including independent contractors and their employees of Charles Schwab & Co., Inc. (“Schwab”) (“Schwab investment professionals”). In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL and administrator means Pacific Life Insurance Company. Contract means a Schwab Retirement Income Variable Annuity contract, unless we state otherwise. Schwab is not affiliated with Pacific Life Insurance Company or Pacific Life & Annuity Company.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Contract, will no longer be sent by mail, unless you specifically request copies of the reports from PL&A. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from PL&A electronically by indicating so on the application, at www.PacificLife.com, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically.

You may elect to receive all future reports in paper free of charge. You can inform PL&A that you wish to continue receiving paper copies of your shareholder reports by calling us at (800) 748-6907. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

Here’s a list of all the Investment Options currently available under your Contract; the Variable Investment Options are listed according to the underlying Funds:

VARIABLE INVESTMENT OPTIONS

Schwab Annuity Portfolios

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

You will find more information about the Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to PL&A. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your Schwab investment professional if you are working with one, or call a Schwab Annuity Specialist at (888) 311-4887. You can reach PL&A directly at (800) 748-6907 or, if you are a Schwab investment professional, please call PL&A at (800) 610-4823.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – A registered open-end management investment company; collectively refers to Schwab Annuity Portfolios.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 408 or 408A of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Unit Value of a Subaccount Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account.)

OVERVIEW

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

An outbreak of a respiratory disease caused by a novel coronavirus designated as COVID-19 has spread internationally and has been declared a global pandemic. The duration of the pandemic and any future effects of COVID-19 are unknown. Please visit https://www.pacificlife.com/home/pacific-life-update.html for our commitment to you during this challenging time.

Rules about how annuity contracts are described or administered are reflected in your Contract and in Riders or Endorsements to your Contract. This prospectus provides a description of the material rights and obligations under the Contract. Any guarantees provided for under your Contract or through optional Riders are backed by PL&A’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Schwab is not responsible for any Contract guarantees.

Regulation 187 and New York Residents

Beginning August 1, 2019, the New York Department of Financial Services has amended New York Insurance Regulation 187, requiring recommendations to both new and in-force annuity contracts are made in the best interest of the consumer. We may contract with third party entities conducting business in New York to establish and maintain the proper systems to supervise recommendations of sales transactions for policies that will be delivered or issued in the state of New York. Please work closely with your financial professional to ensure that the recommendation will comply with the requirements under the latest Regulation 187.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

PL&A is a variable annuity provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of any life or annuity products.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your Schwab investment professional whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and PL&A. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-

deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your Schwab investment professional for a refund. The amount refunded may be more or less than the Purchase Payments you have made, depending on the type of Contract you purchased. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet. The Free Look period ends 10 calendar days after you receive your Contract. If you are replacing another annuity contract or life insurance policy, your Free Look period ends 60 calendar days after you receive your Contract.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $50,000 for a Non-Qualified Contract or a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment or the minimum additional Purchase Payment amounts.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your Schwab investment professional to help you choose the right Investment Options for your goals and risk tolerance. Schwab or the Schwab investment professional you engage to provide advice and/or make transfers for you is not acting on our behalf. PL&A is not responsible for any investment decisions or allocations you make, recommendations such Schwab investment professionals make or any allocations or specific transfers they choose to make on your behalf.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Transfers made under any systematic transfer program are excluded from these limitations.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. There is no withdrawal charge.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

These annuity payments will be fixed. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

For more information about annuitization see ANNUITIZATION and for annuity options available under the Contract see ANNUITIZATION – Choosing Your Annuity Option – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form. To whom we pay a death benefit depends on who dies first and the type of Contract you own. The Contract (without taking into account any optional death benefit riders) also provides a Death Benefit Amount (see the Death Benefit Amount subsection in DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS).

For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your Schwab investment professional for advice on whether an optional Rider is appropriate for you. Your election to purchase an optional Rider must be received In Proper Form. Any guarantees provided through optional riders are backed by the financial strength and claims-paying ability of PL&A. You must look to the strength of the insurance company with regard to such guarantees. Schwab is not responsible for any optional Rider guarantees.

If an optional death benefit rider is purchased, you may not purchase a Guaranteed Minimum Withdrawal Benefit Rider (Single or Joint).

Return of Purchase Payments Death Benefit

This optional Rider offers you the ability to have your Death Benefit Amount be the greater of the Contract Value or the Total Adjusted Purchase Payments as of the Notice Date. The Notice Date is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. There is a reset to the benefits provided under the Rider when certain owner changes are made (see the Owner Change subsection of the Rider for more information). You may not purchase this Rider after the Contract Date.

For more information about the Return of Purchase Payments Death Benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Return of Purchase Payments Death Benefit.

Stepped-Up Death Benefit

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner or Annuitant’s 81st birthday) adjusted for additional Purchase Payments and withdrawals. There is a reset to the benefits provided under the Rider when certain owner changes are made (see the Owner Change subsection of the Rider for more information). You may not purchase this Rider after the Contract Date.

For more information about the Stepped-Up Death Benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Stepped-Up Death Benefit.

Optional Living Benefit Riders

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Guaranteed Lifetime Withdrawal Benefit (Single)

• Guaranteed Lifetime Withdrawal Benefit (Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life or for joint lives), and what age lifetime withdrawals may begin, if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

Additional Information Applicable to Optional Living Benefit Riders

You may purchase an optional Rider at anytime (if available). Your election to purchase an optional Rider must be received In Proper Form.

You can find more information about the costs associated with the optional riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section. You can find complete information about each optional rider and its key features and benefits in the OPTIONAL LIVING BENEFIT RIDERS section.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Schwab may limit you from purchasing some optional Riders based upon your age or other factors. You should work with your Schwab investment professional to decide whether an optional Rider is appropriate for you.

Work with your Schwab investment professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

There are no front-end sales charges or withdrawal charges. Premium taxes and/or other taxes may apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

Separate Account A Annual Expenses (as a percentage of the average daily Variable Account Value1):

	Without any Death Benefit Rider	With Return of Purchase Payments Death Benefit Rider Only	With Stepped-Up Death Benefit Rider Only
• Mortality and Expense Risk Charge[2]	0.35%	0.35%	0.35%
• Administrative Fee[2]	0.25%	0.25%	0.25%
• Death Benefit Rider Charge[2,3]	N/A	0.20%	0.40%
• Total Separate Account A Annual Expenses	0.60%	0.80%	1.00%

The Mortality and Expense Risk Charge and the Administrative Fee will not continue after the Annuity Date. For more information about these charges, please see the CHARGES, FEES AND DEDUCTIONS - Mortality and Expense Risk Charge and Administrative Fee sections.

Optional Rider4 Annual Expenses:

	Current Charge Percentage	Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit
Guaranteed Lifetime Withdrawal Benefit (Single)[5]	0.80%	1.50%
Guaranteed Lifetime Withdrawal Benefit (Joint)[5]	1.00%	1.75%

1 The Variable Account Value is the value of your Variable Investment Options on any Business Day.

2 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

3 If you buy an optional death benefit rider, we will add this charge to the Mortality and Expense Risk Charge until, and including, your Annuity Date. Only one death benefit rider may be owned or in effect at the same time.

4 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

5 If you buy Guaranteed Lifetime Withdrawal Benefit (Single) or (Joint), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. On the Rider Effective Date, the Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or, if purchased after Contract issue, the Contract Value as of the Rider Effective Date. For a complete explanation of the Protected Payment Base, see the OPTIONAL LIVING BENEFIT RIDERS – Guaranteed Lifetime Withdrawal Benefit (Single) or (Joint). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. After the Rider Effective Date, we deduct the charge proportionately from your Investment Options every 3 month anniversary of your Contract Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the Single version, we will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life, upon full annuitization of your Contract, or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.57%	0.61%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.57%	0.61%

To help limit Fund expenses, Charles Schwab Investment Management, Inc. contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2019. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Rider included is Guaranteed Lifetime Withdrawal Benefit (Joint). The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2019. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered, annuitized, or left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$298	$903	$1,518	$3,108
Minimum	$119	$372	$644	$1,420

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Work with your Schwab investment professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHWAB ANNUITY PORTFOLIOS	INVESTMENT GOAL	MANAGER
Schwab VIT Balanced Portfolio	Seeks long-term capital appreciation and income.	Charles Schwab Investment Management, Inc.
Schwab VIT Balanced with Growth Portfolio	Seeks long-term capital appreciation and income.	Charles Schwab Investment Management, Inc.
Schwab VIT Growth Portfolio	Seeks long-term capital appreciation.	Charles Schwab Investment Management, Inc.

The Investment Adviser

Charles Schwab Investment Management, Inc. (“CSIM”) is the investment adviser for the Schwab Annuity Portfolios. CSIM is a subsidiary of the Charles Schwab Corporation and an affiliate of Schwab. CSIM manages the Schwab Funds®, Laudus Funds, and the Schwab ETFs including certain ETFs in which the Schwab Annuity Portfolios will invest.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your Schwab investment professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life & Annuity Company at P.O. Box 2736, Omaha, Nebraska 68103-2736. In those instances when we receive electronic transmission of the information on the application from Schwab and our administrative procedures with Schwab so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Call your Schwab investment professional if you are working with one, or call a Schwab Annuity Specialist at (888) 311-4887. You can reach PL&A directly at (800) 748-6907 or, if you are a Schwab investment professional, please call PL&A at (800) 610-4823.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners/Annuitants and Contingent Annuitants, for which a Contract will be issued is 90. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $50,000 for Non-Qualified or Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right (with prior written notice) to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Schwab VIT Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. Transfers that occur as a result of the portfolio rebalancing program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your Schwab investment professional via telephone. If you (or your Schwab investment professional) request a transfer via telephone that exceeds the above limitations, we will notify you (or your Schwab investment professional) immediately.

Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a Schwab investment professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a Schwab investment professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Systematic Transfer Option

We offer one systematic transfer option: portfolio rebalancing. There is no charge for this option and transfers under this option are not counted towards your total transfers in a calendar year. Work with your Schwab investment professional prior to electing portfolio rebalancing.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.” The Mortality and Expense Risk Charge is guaranteed not to increase for the life of the Contract.

This Risk Charge is assessed daily at an annual rate equal to 0.35% of each Subaccount’s assets.

The Risk Charge will stop at the Annuity Date (the charge will be assessed on the Annuity Date then discontinue thereafter).

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Return of Purchase Payments Death Benefit. The total Risk Charge annual rate will be 0.55% if the Return of Purchase Payments Death Benefit is purchased. Any increase in your Risk Charge will not continue after the Annuity Date.

We increase your Risk Charge by an annual rate equal to 0.40% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit. The total Risk Charge annual rate will be 0.75% if the Stepped-Up Death Benefit is purchased. Any increase in your Risk Charge will not continue after the Annuity Date.

The Return of Purchase Payments Death Benefit and the Stepped-Up Death Benefit cannot be owned or in effect at the same time.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. We do not intend to realize a profit from this fee. The Administrative Fee will stop at the Annuity Date (the charge will be assessed on the Annuity Date then discontinue thereafter).

Optional Rider Charges

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

Following the Rider Effective Date, the charge is deducted every 3 month anniversary of your Contract Date (“Quarterly Contract Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Contract Anniversary. If a Rider is purchased on a date other than a Quarterly Contract Anniversary, the Rider charge will be prorated the first time the charge is deducted.

If your Rider terminates on a Quarterly Contract Anniversary, the entire charge for the prior quarter will be deducted from the Contract Value on that anniversary. If the Rider terminates prior to a Quarterly Contract Anniversary, we will prorate the charge based on the Protected Payment Base as of the day the Rider terminates. Such prorated amount will be deducted from the Contract Value on the earlier of the day the Contract terminates or on the Quarterly Contract Anniversary immediately following the day the Rider terminates.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change. You can find more information about Protected Payment Base and Automatic Resets for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Guaranteed Lifetime Withdrawal Benefit (Single)	0.80%	1.50%	Protected Payment Base	Quarterly Contract Anniversary
Guaranteed Lifetime Withdrawal Benefit (Joint)	1.00%	1.75%	Protected Payment Base	Quarterly Contract Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. Due to the timing of Resets/Step-Ups under a rider, if applicable, your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 748-6907 to confirm the current rider charges that apply to you.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit and Return of Purchase Payments Death Benefit charge information.

Premium Taxes

A tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Currently, the state of New York does not impose premium taxes on the sale of this type of product. However, future changes in facts or state law may require premium tax charges. Tax rates ranging from 0% to 3.5% are currently in effect, but may also change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under WITHDRAWALS – Right to Cancel (“Free Look”).

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. If you do not have Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not impact any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 91st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $2,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, and any optional Rider charge. This option of distribution may or may not be available, or may be available for only certain types of Contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $2,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect optional Rider benefits. Work with your Schwab investment professional prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date must occur on or before the later of the sole Annuitant’s 90th birthday or the 10th Contract Anniversary. If you have Joint Annuitants, your Annuity Date must occur on or before the later of your younger Joint Annuitant’s 90th birthday or the 10th Contract Anniversary. Different requirements may apply as required by the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be the later of your Annuitant’s 90th birthday or the 10th Contract Anniversary. In the case of Joint Annuitants, your Annuity Date will be the later of the younger Joint Annuitant’s 90th birthday or the 10th Contract Anniversary. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be the later of your Annuitant’s 90th birthday or the 10th Contract Anniversary. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $2,000) and the net amount from your Variable Account Value will be converted into a fixed dollar annuity.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $2,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 2 basic decisions about your annuity payments. First, you may choose the form of annuity payments (see Annuity Options below). Second, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed Payments

You will receive fixed annuity payments, there are no variable annuity payments available. Fixed annuity payments are based on a fixed rate and the Annuity 2000 Mortality Table with the ages set back 10 years. Each periodic annuity payment will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options available through optional riders, see the OPTIONAL LIVING BENEFIT RIDERS section.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

If a Life with Period Certain annuity option provides for payments of the same amount for different Periods Certain at some ages, we will assume that your selection was for the longest Period Certain available for your age.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. Payments stop when both Annuitants have died.

4. Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 10 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•  the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Payment Frequency

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually.

Your initial annuity payment must be at least $20. If the initial annuity payment will be less than $20, we may terminate the Contract and pay you the Contract Value.

Payment Amount

Your Contract contains tables that we use to determine the amount of your annuity payments, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts, the sex of the Annuitant(s).

The guaranteed income factors in our tables are based on an annual interest rate of 1.5% and the Annuity 2000 Mortality Table with the ages set back 10 years. Fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of the sole surviving Annuitant’s death or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the Internal Revenue Service (IRS) and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amount

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the Contract Value as of that Business Day. We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

If the optional Return of Purchase Payments or Stepped-Up Death Benefit is purchased. An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

If there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable (unless owned by a Non-Natural Owner). The designated sole Annuitant will then be the first living person in the following order:

• a surviving Joint Annuitant, or

• a surviving Contingent Annuitant.

Death of Owner

If an Owner dies before the sole surviving Annuitant and before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any charge for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse Beneficiary my delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse’s turns 72.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

Return of Purchase Payments Death Benefit

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. If this Rider is purchased, you may not purchase any Guaranteed Minimum Withdrawal Benefit Rider (Single or Joint).

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

If you purchase this Rider at the time your application is completed, upon the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners), or the death of any Contract Owner, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

• the Contract Value as of the effective date of the Owner change (“Change Date”), or

• Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See APPENDIX C: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner’s or Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. If this Rider is purchased, you may not purchase any Guaranteed Minimum Withdrawal Benefit Rider (Single or Joint).

Rider Terms

Death Benefit Amount – As of any Business Day prior to the Annuity Date, the Death Benefit Amount is equal to the greater of:

(a) the Contract Value as of that day, or

(b) Total Adjusted Purchase Payments.

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

If you purchase this Rider at the time your application is completed, upon the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners), or the death of any Contract Owner, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount as of the Notice Date.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners), or the death of any Contract Owner prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner or Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

• the Contract Value as of the effective date of the Owner change (“Change Date”), or

• Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

We calculate what the Death Benefit Amount would have been on each Contract Anniversary that occurs after the Change Date (before death benefit proceeds become payable) and before the oldest Owner or Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See APPENDIX C: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS.

Death of Annuitant

If the sole surviving Annuitant dies:

• before the Owner,

• before the first Milestone Date, and

• before the Annuity Date,

the death benefit payable will be equal to the Death Benefit Amount (as defined in this Rider) as of the Notice Date.

If the sole surviving Annuitant dies:

• before the Owner,

• after the first Milestone Date, and

• before the Annuity Date,

the death benefit payable will be equal to the greater of the Death Benefit Amount (as defined in this Rider) and the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

Death of Owner

If the Owner dies:

• before the sole surviving Annuitant,

• before the first Milestone Date, and

• before the Annuity Date,

the death benefit payable will be equal to the Death Benefit Amount (as defined in this Rider) as of the Notice Date.

If the Owner dies:

• before the sole surviving Annuitant,

• after the first Milestone Date, and

• before the Annuity Date,

the death benefit payable will be equal to the greater of the Death Benefit Amount (as defined in this Rider) and the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitants are living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time after the right to cancel period. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 calendar days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. We will provide you at least 30 calendar days prior notice before we implement the 30-day waiting period on partial withdrawals. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option and with prior written notice, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect.

Amount Available for Withdrawal

The amount available for withdrawal is your Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable optional Rider Charges, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES. If you own optional Riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a Rider, may result in adverse consequences such as a reduction in Rider benefits or the failure to receive lifetime withdrawals under the Rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES. Additional information and options are set forth in the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10 calendar day period beginning on the calendar day you receive your Contract. If you are replacing another annuity contract or life insurance policy, the Free Look period ends 60 calendar days after you receive your Contract.

The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk for any additional amount credited. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

If your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your Schwab investment professional for advice on whether an optional Rider is appropriate for you. Any guarantees provided through optional riders are backed by the financial strength and claims-paying ability of PL&A. You must look to the strength of the insurance company with regard to such guarantees. Schwab is not responsible for any optional Rider guarantees.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Guaranteed Lifetime Withdrawal Benefit (Single)

• Guaranteed Lifetime Withdrawal Benefit (Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life or for joint lives), and what age lifetime withdrawals may begin, if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

You can find complete information about each optional rider and its key features and benefits below.

You may purchase an optional Rider at anytime (if available). Your election to purchase an optional Rider must be received In Proper Form. If an optional death benefit rider is purchased, you may not purchase a Guaranteed Minimum Withdrawal Benefit (Single or Joint).

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Schwab may limit you from purchasing some optional Riders based upon your age or other factors. You should work with your Schwab investment professional to decide whether an optional Rider is appropriate for you.

Work with your Schwab investment professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Investment Allocation Requirements

At initial purchase of an optional living benefit rider and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value 100% among allowable Investment Options. Currently, the allowable Investment Options are as follows:

Allowable Investment Options
Schwab VIT Balanced Portfolio
Schwab VIT Balanced with Growth Portfolio
Schwab VIT Growth Portfolio

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 30 calendar days starting from the date of our written notice (“30 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange between Guaranteed Lifetime Withdrawal Benefit (Single) or (Joint) on any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, and Protected Payment Amount. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. Work with your Schwab investment professional prior to electing an exchange.

Guaranteed Lifetime Withdrawal Benefit (Single)

(This Rider is called the Guaranteed Lifetime Withdrawal Benefit IX Rider – Single Life in the Contract’s Rider)

Purchasing the Rider

You may purchase this optional Rider if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited Roth IRA and you allocate your entire Contract Value according to the Investment Allocation Requirements. You may not purchase this Rider if you have an optional death benefit rider in effect.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) reaches age 65 (59½ if the Rider Effective Date is before October 1, 2013), the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. On the Rider Effective Date, the Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or, if purchased after Contract issue, the Contract Value as of the Rider Effective Date.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65 (59½ if the Rider Effective Date is before October 1, 2013), this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. On each Contract Anniversary, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected

Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner) is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59½ if the Rider Effective Date is before October 1, 2013) when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your Schwab investment professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available). The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59½ if the Rider Effective Date is before October 1, 2013).

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Lifetime Withdrawal Benefit (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit IX Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

(You may not purchase this Rider if you have an optional death benefit rider in effect.)

You may purchase this optional Rider if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

• Qualified Contract under Code Section 408(a), 408(k), 408A or 408(p), except for Inherited IRAs and Inherited Roth IRAs,

• both Designated Lives are 85 years or younger on the date of purchase,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added after Contract issue, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, the Protected Payment Amount is equal to 4.5% (5% if the Rider Effective Date is before October 1, 2013) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% (5% if the Rider Effective Date is before October 1, 2013) of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65 (59½ if the Rider Effective Date is before October 1, 2013), the Protected Payment Amount will equal 4.5% (5% if the Rider Effective Date is before October 1, 2013) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. On the Rider Effective Date, the Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or, if purchased after Contract issue, the Contract Value as of the Rider Effective Date.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65 (59½ if the Rider Effective Date is before October 1, 2013), this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. On each Contract Anniversary, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, the Protected Payment Amount is 4.5% (5% if the Rider Effective Date is before October 1, 2013) of the Protected Payment Base. If the youngest Designated Life is younger than 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 (59½ if the Rider Effective Date is before October 1, 2013) years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% (5% if the Rider Effective Date is before October 1, 2013) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only, and

• the youngest Designated Life is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older.

See example 6 in APPENDIX B for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 (59½ if the Rider Effective Date is before October 1, 2013) when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 (59½ if the Rider Effective Date is before October 1, 2013) or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your Schwab investment professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your Schwab investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65 (59½ if the Rider Effective Date is before October 1, 2013).

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

PL&A is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products and various other insurance products and services. At the end of 2019, we had total statutory assets of $7,786 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

Our affiliate, Pacific Select Distributors, LLC (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD entered into a selling agreement with Schwab whose Schwab investment professionals are authorized by the Superintendent of the New York State Department of Financial Services to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. At the end of 2019, Pacific Life had $509.9 billion of individual life insurance and total admitted assets of approximately $146 billion. Pacific Life’s executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and the SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. Neither we, nor Schwab or Schwab investment professionals make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as non-taxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Please call (800) 748-6907 with any questions about the required withholding information. Schwab investment professionals may call us at (800) 610-4823.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable Regulation 60 paperwork. The form is available by calling your Schwab investment professional if you are working with one, by calling a Schwab Annuity Specialist at (888) 311-4887, or on our website at www.PacificLife.com. If you are a Schwab investment professional, please call PL&A at (800) 610-4823. Once completed, the form should be mailed to PL&A. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options .. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse beneficiary my delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

• the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners, including Joint Owners, must be under the age of 91 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Return of Purchase Payments and Stepped-Up Death Benefit calculations. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular rider in the OPTIONAL LIVING BENEFIT RIDERS section. Work with your Schwab investment professional prior to making any ownership changes.

If your Contract is Qualified under Code Section 401, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Section 408, you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and the Superintendent of the New York State Department of Financial Services will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Superintendent of the New York State Department

of Financial Services, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their portfolios, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

• permit conversion or exchanges between portfolios and/or classes of contracts based on the Owners’ requests;

• add, remove or combine Variable Accounts;

• combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Variable Account under the 1940 Act;

• operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Variable Account under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach PL&A service representatives at (800) 748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Schwab investment professionals may call us at (800) 610-4823.

Please send your forms and written requests or questions to our Service Center:

Pacific Life & Annuity Company

P.O. Box 2829

Omaha, Nebraska 68103-2829

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life & Annuity Company

P.O. Box 2736

Omaha, Nebraska 68103-2736

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life & Annuity Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from Schwab, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by Schwab, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your Schwab investment professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, transfer requests and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your Schwab investment professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 748-6907 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account may be delayed for up to six months after the request is effective.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, unscheduled partial withdrawals, a full withdrawal and optional living benefit rider Automatic Resets. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 calendar day period.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

We and PSD, our broker-dealer and our affiliate, entered into a selling agreement with Schwab. The contracts are sold exclusively through Schwab and Schwab is not affiliated with us or PSD. PSD and Schwab are registered as broker-dealers with the SEC and are members of The Financial Industry Regulatory Authority (“FINRA”). Schwab is a subsidiary of The Charles Schwab Corporation and an affiliate of CSIM, the investment adviser for the Schwab Annuity Portfolios and the Schwab ETFs including certain ETFs in which the Schwab Annuity Portfolios will invest.

PSD pays Schwab compensation for the promotion and sale of the Contracts. The individual Schwab investment professional who sells you a Contract typically will receive a portion of the compensation under the Schwab investment professional’s own arrangement with Schwab. PSD pays Schwab an annual trail commission of 0.20% of the Account Value considered in connection with the trail commission.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Schwab may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”, as mutually agreed to by PSD and Schwab. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited Schwab investment professionals and other employees, payments for travel expenses, including lodging, incurred by Schwab investment professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to Schwab investment professionals that receive such compensation or may otherwise influence the way that Schwab markets the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your Schwab investment professional or Schwab to present this Contract over other investment vehicles available in the marketplace. You may ask your Schwab investment professional about these differing and divergent interests, how he/she is personally compensated and how Schwab is compensated for soliciting applications for the Contract.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 calendar days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

• we receive notification that the replacing contract has been cancelled, including the date of cancellation, and

• the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that all requirements are received In Proper Form. If any charges or fees were deducted from the Contract Value at the time the Contract was replaced, these charges and fees will be credited to the Contract at the time of the reinstatement. Any charges or fees that were scheduled to be processed between the date that the Contract was replaced and the date we completed the reinstatement will be assessed upon completion of the reinstatement processing.

Financial Statements

PL&A’s financial statements and the financial statements of Separate Account A are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by PL&A’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

Corresponding Dates

Age and Sex of Annuitant

Systematic Transfer Program

Pre-Authorized Withdrawals

More on Federal Tax Issues

Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Schwab Retirement Income Variable Annuity SAI without charge by calling us at (800) 748-6907. Schwab investment professionals may call us at (800) 610-4823.

APPENDIX A:

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% x $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 – $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner) has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner) reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal – amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

APPENDIX B:

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$4,315
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$9,315
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$9,742

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $9,742 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$183,940	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$183,940	$8,277
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$8,640

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 − $9,315 = $20,685.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $20,685 ÷ ($195,000 − $9,315) = 0.1114 or 11.14%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 − ($207,000 × 11.14%) = $183,940.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4.5% and then subtracting all of the withdrawals made during that Contract Year: (4.5% × $207,000) − $30,000 = -$20,685 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 − $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the youngest Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,225 (4.5% × $205,000) since the youngest Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
04/01/2007		$2,000		$100,000	$625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
11/15/2007		$4,000		$96,360	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount − Protected Payment Amount; $4,000 − $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 − $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.64%); $100,000 × 96.36% = $96,360).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$5,099	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX C:

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND

STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount provided under the optional Return of Purchase Payments, the optional Stepped-Up Death Benefit, and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Under the base Contract (no optional death benefit riders selected), the Death Benefit Amount is equal to the Contract Value.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629).

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629).

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
Owner Change			$140,569	$125,000	$125,000
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $125,000 since the Total Adjusted Purchase Payments as of the Change Date ($125,000) is less than the Contract Value as of the Change Date ($140,569). In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount ($125,000) as of the Change Date.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payments amount and Guaranteed Minimum (Stepped-Up) Death Benefit Amount are calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $95,000 (Total Adjusted Purchase Payments amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

The table below is designed to help you understand how the Variable Investment Options available under Schwab Retirement Income Variable Annuity have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2019.

	With Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Schwab VIT Balanced Portfolio
2019	$11.95	$13.57	289,601
2018	$12.61	$11.95	249,889
2017	$11.53	$12.61	256,452
2016	$11.07	$11.53	314,338
2015	$11.36	$11.07	325,670
2014	$10.98	$11.36	317,530
2013	$10.33	$10.98	211,550
11/09/2012 - 12/31/2012	$10.09	$10.33	14,741
Schwab VIT Balanced with Growth Portfolio
2019	$12.83	$15.05	564,874
2018	$13.83	$12.83	581,801
2017	$12.24	$13.83	606,042
2016	$11.58	$12.24	611,058
2015	$11.94	$11.58	602,907
2014	$11.53	$11.94	497,873
02/20/2013 - 12/31/2013	$10.72	$11.53	288,302
Schwab VIT Growth Portfolio
2019	$13.87	$16.66	289,593
2018	$15.22	$13.87	334,031
2017	$13.07	$15.22	369,064
2016	$12.22	$13.07	352,526
2015	$12.65	$12.22	341,795
2014	$12.24	$12.65	313,177
02/25/2013 - 12/31/2013	$10.82	$12.24	334,063

WHERE TO GO FOR MORE INFORMATION

You will find more information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2020.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Schwab Retirement Income Variable Annuity Contract is offered by Pacific Life & Annuity Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life & Annuity Company
P.O. Box 2829
Omaha, Nebraska 68103-2829

Contract Owners: (800) 748-6907
Schwab investment professionals: (800) 610-4823
6 a.m. through 5 p.m. Pacific time on any Business Day

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life & Annuity Company
P.O. Box 2736
Omaha, Nebraska 68103-2736

By overnight delivery service
Pacific Life & Annuity Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

How to Contact Schwab

Contact your Schwab investment professional or call a Schwab Annuity Specialist at (888) 311-4887, weekdays 6 a.m. through 4:30 p.m. Pacific time.

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549

(202) 551-8090

Website: www.sec.gov

e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

SCHWAB RETIREMENT INCOME VARIABLE ANNUITYTM

SEPARATE ACCOUNT A

Schwab Retirement Income Variable Annuity (the “Contract”) is a variable annuity contract offered by Pacific Life & Annuity Company (“PL&A”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2020, and any supplement thereto, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life & Annuity Company

Mailing address: P.O. Box 2829

Omaha, Nebraska 68103-2829

(800) 748-6907 - Contract Owners

(800) 610-4823 – Schwab investment professionals

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge and the asset-based Administrative Fee, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any optional Rider charge. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any charges for premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any non-recurring fees or charges.

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Standardized return figures will always accompany any non-standardized returns shown.

Yields

“Yield” of the Subaccounts is computed in accordance with a standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the asset-based Administrative Fee, but does not reflect any charge for applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

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Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, and the asset-based Administrative Fee, any charge for applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional death benefit rider, any optional Rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our affiliate, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD entered into a selling agreement with Charles Schwab & Co., Inc. (“Schwab”) whose Schwab investment professionals are authorized by the Superintendent of the New York State Department of Financial Services to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2019, 2018 and 2017 with regard to this Contract was $32,805, $33,313, and $33,238 respectively, of which $0 was retained.

PSD or an affiliate pays Schwab compensation for the promotion and sale of the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your Schwab investment professional typically receives a portion of the compensation that is payable to Schwab in connection with the Contract, depending on the arrangement between your Schwab investment professional and Schwab. We are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your Schwab investment professional how he/she will personally be compensated for the transaction.

PSD Pays Schwab an annual trail commission of 0.20% of the Account Value considered in connection with the trail commission.

We and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts. Trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may afford us a “preferred” status at Schwab and provide some other marketing benefit such as website placement, access to Schwab investment

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professional lists, extra marketing assistance or other heightened visibility and access that otherwise influences the way that Schwab markets the Contracts.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset Schwab’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Schwab investment professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, and spouses/guests of the foregoing. Additional expenses and promotional items may be paid for by PL&A and/or Portfolio Managers.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

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Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Program

Work with your Schwab investment professional prior to electing portfolio rebalancing.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually.

You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting period. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

6

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

You may choose to have pre-authorized withdrawals occur monthly, quarterly, semi-annually or annually until you annuitize. Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting portfolio rebalancing: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Each pre-authorized withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related

7

investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the investment advisor of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of PL&A as of December 31, 2019 and for each of the periods presented, are included in this SAI. PL&A’s financial statements as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 are included in this SAI. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life & Annuity Company as of December 31, 2019 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Pacific Life & Annuity Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

8

Form No. 16053-20A

TABLE OF CONTENTS

SEPARATE ACCOUNT A

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-12
Statements of Changes in Net Assets	SA-18
Financial Highlights	SA-35
Notes to Financial Statements	SA-46
Report of Independent Registered Public Accounting Firm	SA-53

SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 2019

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2019; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2019, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	79,940	$927,848	$1,576,178	$1,414,241
Diversified Bond Class I *	826,086	9,113,589	2,304,209	2,408,817
Floating Rate Income Class I *	871,930	10,977,388	9,114,972	2,614,187
High Yield Bond Class I *	817,572	7,253,063	960,672	1,189,276
Inflation Managed Class I *	625,598	7,016,644	604,935	1,219,657
Inflation Strategy Class I *	66,147	715,715	51,231	199,270
Managed Bond Class I *	1,094,493	15,081,472	1,918,165	3,188,461
Short Duration Bond Class I *	1,294,633	13,421,753	5,904,884	2,993,574
Emerging Markets Debt Class I *	148,396	1,892,165	721,714	435,936
Comstock Class I *	200,263	3,461,394	183,406	505,109
Developing Growth Class I *	314,174	6,640,169	2,003,295	1,113,234
Dividend Growth Class I *	763,579	19,735,502	4,766,381	2,396,832
Equity Index Class I *	1,255,325	98,603,942	11,728,823	16,698,931
Focused Growth Class I *	264,002	10,047,097	2,463,207	3,659,687
Growth Class I *	239,237	9,562,478	2,487,818	981,783
Large-Cap Growth Class I *	653,298	9,673,628	1,578,161	2,932,403
Large-Cap Value Class I *	256,546	6,609,172	766,121	640,598
Main Street® Core Class I *	135,360	6,385,107	745,606	875,344
Mid-Cap Equity Class I *	249,405	5,742,960	638,211	457,131
Mid-Cap Growth Class I *	550,720	10,076,657	1,274,421	2,203,964
Mid-Cap Value Class I *	188,980	3,864,598	342,390	575,238
Small-Cap Equity Class I *	119,208	2,701,146	408,758	696,548
Small-Cap Index Class I *	391,589	10,135,680	1,844,301	2,671,428
Small-Cap Value Class I *	201,751	4,433,179	581,659	715,641
Value Advantage Class I *	93,510	1,826,826	335,445	292,191
Emerging Markets Class I *	402,562	8,281,035	849,856	1,702,516
International Large-Cap Class I *	690,605	7,485,827	516,599	1,067,362
International Small-Cap Class I *	140,506	1,511,510	213,583	183,028
International Value Class I *	334,022	4,264,109	625,313	459,678
Health Sciences Class I *	500,930	24,289,753	3,241,459	4,818,319
Real Estate Class I *	252,846	7,440,557	1,255,643	1,220,989
Technology Class I *	1,246,564	12,291,502	2,235,715	1,975,004
Currency Strategies Class I *	18,572	215,299	93,564	490,222
Pacific Dynamix - Conservative Growth Class I *	2,666,030	46,303,391	5,883,077	6,353,039
Pacific Dynamix - Moderate Growth Class I *	6,513,283	143,287,215	12,248,369	23,177,995
Pacific Dynamix - Growth Class I *	1,346,199	33,536,597	5,033,660	4,125,940
Portfolio Optimization Conservative Class I *	5,836,215	81,072,077	14,100,706	15,688,035
Portfolio Optimization Moderate-Conservative Class I *	9,558,029	145,451,480	4,908,250	25,171,959
Portfolio Optimization Moderate Class I *	30,407,555	500,212,403	8,877,792	90,875,687
Portfolio Optimization Growth Class I *	21,926,786	388,790,200	2,945,364	52,522,489
Portfolio Optimization Aggressive-Growth Class I *	5,227,435	96,007,032	1,906,652	14,699,638
PSF DFA Balanced Allocation Class D *	722,327	9,692,028	2,028,057	904,062
Invesco Oppenheimer V.I. Global Series II	41,101	1,724,195	502,058	367,033
Invesco Oppenheimer V.I. International Growth Series II	242,032	619,601	116,957	167,561
Invesco V.I. Balanced-Risk Allocation Series II *	1,780,531	19,105,099	1,185,424	3,801,681
Invesco V.I. Equity and Income Series II	86,543	1,507,587	358,523	83,516
Invesco V.I. Global Real Estate Series II	125,540	2,232,098	684,066	226,625
American Century VP Mid Cap Value Class II	232,561	4,814,015	1,200,000	839,580
American Funds IS Asset Allocation Class 4	9,454,901	223,797,500	26,261,967	25,589,272
American Funds IS Blue Chip Income and Growth Class 4	424,522	5,650,390	1,811,237	1,268,574
American Funds IS Bond Class 4	309,885	3,408,730	1,469,065	654,132
American Funds IS Capital Income Builder® Class 4	392,978	4,208,797	721,796	302,715
American Funds IS Global Balanced Class 4	255,681	3,415,904	1,034,491	270,179
American Funds IS Global Bond Class 4	113,534	1,353,331	751,301	70,116

See Notes to Financial Statements	See explanation of symbol on page SA-2

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Global Growth and Income Class 4	125,826	$1,966,664	$360,777	$620,873
American Funds IS Global Growth Class 4	119,092	3,816,893	996,341	579,999
American Funds IS Global Small Capitalization Class 4	52,594	1,375,847	245,356	91,341
American Funds IS Growth Class 4	209,556	16,640,852	4,154,251	2,632,400
American Funds IS Growth-Income Class 4	300,738	14,892,543	3,160,802	2,379,819
American Funds IS High-Income Bond Class 4	146,954	1,551,833	420,492	102,728
American Funds IS International Class 4	167,531	3,441,082	868,152	1,440,987
American Funds IS International Growth and Income Class 4	127,438	2,295,164	224,961	339,746
American Funds IS Managed Risk Asset Allocation Class P2	1,067,037	14,362,321	2,608,556	2,297,589
American Funds IS New World Fund® Class 4	114,719	2,921,900	925,429	579,833
American Funds IS U.S. Government/AAA-Rated Securities Class 4	141,316	1,726,876	686,873	506,284
BlackRock® Capital Appreciation V.I. Class III	63,318	493,882	92,021	45,741
BlackRock Global Allocation V.I. Class III	7,992,315	115,728,728	9,918,365	26,653,755
BlackRock 60/40 Target Allocation ETF V.I. Class I	419,862	5,109,717	2,443,995	560,738
Fidelity® VIP Contrafund® Service Class 2	701,252	25,315,194	5,962,892	2,481,096
Fidelity VIP FundsManager® 60% Service Class 2	3,132,394	31,856,444	7,676,025	4,427,410
Fidelity VIP Government Money Market Service Class	22,548,641	22,548,641	19,509,863	16,218,968
Fidelity VIP Strategic Income Service Class 2	556,663	6,312,564	1,596,439	2,327,613
First Trust Dorsey Wright Tactical Core Class I	231,205	2,860,011	742,689	500,404
First Trust/Dow Jones Dividend & Income Allocation Class I	3,338,600	49,010,644	9,608,675	7,215,487
First Trust Multi Income Allocation Class I	84,085	971,185	147,594	252,505
Franklin Allocation VIP Class 2	18,964	129,141	24,561	6,276
Franklin Allocation VIP Class 4	1,552,452	10,820,594	1,975,353	2,566,197
Franklin Income VIP Class 2	729,664	11,608,951	3,315,173	1,667,786
Franklin Mutual Global Discovery VIP Class 2	309,576	5,739,533	919,550	1,054,103
Franklin Rising Dividends VIP Class 2	477,001	12,874,253	3,254,398	2,252,136
Templeton Global Bond VIP Class 2	501,718	8,012,430	1,578,139	1,778,137
Ivy VIP Asset Strategy Class II	57,958	550,611	135,961	1,610,033
Ivy VIP Energy Class II *	270,716	1,082,808	433,608	141,935
Janus Henderson Balanced Service Shares	6,245,949	260,456,065	60,743,235	17,011,649
Janus Henderson Flexible Bond Service Shares	155,393	2,018,552	175,401	101,820
JPMorgan Insurance Trust Global Allocation Class 2	12,028	211,448	86,618	506,694
JPMorgan Insurance Trust Income Builder Class 2	85,695	952,930	107,818	25,007
ClearBridge Variable Aggressive Growth - Class II	21,139	584,271	77,586	45,983
Lord Abbett Bond Debenture Class VC	516,840	6,243,424	2,921,342	444,033
Lord Abbett Total Return Class VC	376,518	6,344,334	1,414,314	1,634,326
MFS® Massachusetts Investors Growth Stock - Service Class	31,405	699,383	76,656	109,657
MFS Total Return Series - Service Class	1,300,205	31,764,017	4,182,438	6,311,207
MFS Utilities Series - Service Class	132,547	4,580,815	982,500	1,115,211
MFS Value Series - Service Class	50,775	1,041,893	91,497	97,249
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	15,076	155,280	2,120	2,473
PIMCO All Asset All Authority - Advisor Class	11,202	93,316	8,949	1,379
PIMCO CommodityRealReturn® Strategy - Advisor Class	76,728	497,968	309,795	80,795
Schwab VIT Balanced	296,584	3,929,732	864,180	305,618
Schwab VIT Balanced with Growth	582,860	8,503,929	1,024,523	1,086,363
Schwab VIT Growth	297,062	4,824,286	163,045	767,372
State Street Total Return V.I.S. Class 3	1,178,250	18,687,049	933,122	3,466,732
VanEck VIP Global Hard Assets Class S *	53,235	972,067	238,451	173,380

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Inflation
	Income	Bond	Rate Income	Bond	Managed	Strategy
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$927,848	$9,113,589	$10,977,388	$7,253,063	$7,016,644	$715,715
Receivables:
Due from Pacific Life & Annuity Company	—	—	515	1,534	4,087	—
Investments sold	33	189	—	—	—	28
Total Assets	927,881	9,113,778	10,977,903	7,254,597	7,020,731	715,743
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	85	391	—	—	—	72
Investments purchased	—	—	1,604	1,419	3,976	—
Total Liabilities	85	391	1,604	1,419	3,976	72
NET ASSETS	$927,796	$9,113,387	$10,976,299	$7,253,178	$7,016,755	$715,671
NET ASSETS CONSIST OF:
Accumulation units	927,796	9,108,227	10,943,706	7,234,185	7,016,755	715,671
Contracts in payout (annuitization) period	—	5,160	32,593	18,993	—	—
NET ASSETS	$927,796	$9,113,387	$10,976,299	$7,253,178	$7,016,755	$715,671
Units Outstanding	84,473	709,361	955,570	491,134	553,542	75,625
Accumulation Unit Value	$10.79 - $11.32	$11.72 - $17.73	$11.05 - $12.25	$11.91 - $28.14	$9.24 - $23.99	$8.87 - $10.37
Cost of Investments	$858,857	$7,076,208	$10,236,173	$4,440,013	$6,163,727	$660,455

	Managed	Short Duration	Emerging		Developing	Dividend
	Bond	Bond	Markets Debt	Comstock	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$15,081,472	$13,421,753	$1,892,165	$3,461,394	$6,640,169	$19,735,502
Receivables:
Due from Pacific Life & Annuity Company	8,070	1,595	102	—	—	—
Investments sold	—	—	—	872	1,821	2,614
Total Assets	15,089,542	13,423,348	1,892,267	3,462,266	6,641,990	19,738,116
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	882	2,026	3,343
Investments purchased	8,244	2,008	212	—	—	—
Total Liabilities	8,244	2,008	212	882	2,026	3,343
NET ASSETS	$15,081,298	$13,421,340	$1,892,055	$3,461,384	$6,639,964	$19,734,773
NET ASSETS CONSIST OF:
Accumulation units	15,081,298	13,388,969	1,873,916	3,461,384	6,538,118	19,710,888
Contracts in payout (annuitization) period	—	32,371	18,139	—	101,846	23,885
NET ASSETS	$15,081,298	$13,421,340	$1,892,055	$3,461,384	$6,639,964	$19,734,773
Units Outstanding	1,122,637	1,313,292	172,215	171,176	335,639	887,848
Accumulation Unit Value	$10.40 - $27.05	$9.73 - $12.92	$10.36 - $12.31	$12.84 - $25.51	$17.87 - $29.15	$15.37 - $32.64
Cost of Investments	$11,735,936	$12,333,848	$1,580,326	$1,074,968	$3,884,523	$10,337,034

See Notes to Financial Statements

	Variable Accounts
	Equity	Focused		Large-Cap	Large-Cap	Main Street
	Index	Growth	Growth	Growth	Value	Core
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$98,603,942	$10,047,097	$9,562,478	$9,673,628	$6,609,172	$6,385,107
Receivables:
Due from Pacific Life & Annuity Company	328	229	—	—	—	—
Investments sold	—	—	427	—	703	534
Total Assets	98,604,270	10,047,326	9,562,905	9,673,628	6,609,875	6,385,641
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	555	239	821	691
Investments purchased	885	496	—	143	—	—
Total Liabilities	885	496	555	382	821	691
NET ASSETS	$98,603,385	$10,046,830	$9,562,350	$9,673,246	$6,609,054	$6,384,950
NET ASSETS CONSIST OF:
Accumulation units	97,446,875	9,692,571	9,562,350	9,551,443	6,609,054	6,384,950
Contracts in payout (annuitization) period	1,156,510	354,259	—	121,803	—	—
NET ASSETS	$98,603,385	$10,046,830	$9,562,350	$9,673,246	$6,609,054	$6,384,950
Units Outstanding	4,506,520	348,255	362,437	395,640	352,323	289,627
Accumulation Unit Value	$15.28 - $54.77	$18.51 - $49.38	$18.65 - $69.38	$18.17 - $30.22	$13.34 - $29.38	$14.38 - $42.88
Cost of Investments	$59,201,749	$4,650,456	$5,435,647	$4,500,398	$2,884,603	$3,193,912

	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Equity	Growth	Value	Equity	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,742,960	$10,076,657	$3,864,598	$2,701,146	$10,135,680	$4,433,179
Receivables:
Due from Pacific Life & Annuity Company	1,364	—	850	239	558	—
Investments sold	—	2,218	—	—	—	538
Total Assets	5,744,324	10,078,875	3,865,448	2,701,385	10,136,238	4,433,717
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	2,919	—	—	—	389
Investments purchased	1,425	—	864	380	732	—
Total Liabilities	1,425	2,919	864	380	732	389
NET ASSETS	$5,742,899	$10,075,956	$3,864,584	$2,701,005	$10,135,506	$4,433,328
NET ASSETS CONSIST OF:
Accumulation units	5,667,079	10,075,956	3,864,584	2,680,202	10,063,488	4,406,789
Contracts in payout (annuitization) period	75,820	—	—	20,803	72,018	26,539
NET ASSETS	$5,742,899	$10,075,956	$3,864,584	$2,701,005	$10,135,506	$4,433,328
Units Outstanding	272,595	446,944	193,122	153,500	519,616	227,711
Accumulation Unit Value	$13.65 - $46.45	$17.55 - $30.93	$12.84 - $34.75	$11.94 - $29.72	$12.82 - $36.58	$11.27 - $52.16
Cost of Investments	$2,555,831	$4,578,913	$2,226,444	$1,647,517	$6,614,929	$2,166,878

See Notes to Financial Statements

	Variable Accounts
	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,826,826	$8,281,035	$7,485,827	$1,511,510	$4,264,109	$24,289,753
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	64	239	1,652	109	1,731	8,650
Total Assets	1,826,890	8,281,274	7,487,479	1,511,619	4,265,840	24,298,403
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	152	374	1,829	50	1,747	9,300
Investments purchased	—	—	—	—	—	—
Total Liabilities	152	374	1,829	50	1,747	9,300
NET ASSETS	$1,826,738	$8,280,900	$7,485,650	$1,511,569	$4,264,093	$24,289,103
NET ASSETS CONSIST OF:
Accumulation units	1,826,738	8,164,085	7,481,944	1,471,406	4,264,093	24,224,121
Contracts in payout (annuitization) period	—	116,815	3,706	40,163	—	64,982
NET ASSETS	$1,826,738	$8,280,900	$7,485,650	$1,511,569	$4,264,093	$24,289,103
Units Outstanding	102,221	496,074	466,577	107,214	389,627	828,592
Accumulation Unit Value	$13.28 - $18.58	$12.23 - $79.33	$13.60 - $29.23	$11.57 - $19.95	$7.37 - $14.66	$14.69 - $63.82
Cost of Investments	$1,300,075	$4,487,452	$3,967,462	$843,012	$2,992,518	$9,961,372

				Pacific	Pacific
				Dynamix -	Dynamix -	Pacific
	Real		Currency	Conservative	Moderate	Dynamix -
	Estate	Technology	Strategies	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$7,440,557	$12,291,502	$215,299	$46,303,391	$143,287,215	$33,536,597
Receivables:
Due from Pacific Life & Annuity Company	—	—	236	44,315	281,182	79,567
Investments sold	3,725	776	—	—	—	—
Total Assets	7,444,282	12,292,278	215,535	46,347,706	143,568,397	33,616,164
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	3,682	1,284	—	—	—	—
Investments purchased	—	—	240	44,975	281,472	80,309
Total Liabilities	3,682	1,284	240	44,975	281,472	80,309
NET ASSETS	$7,440,600	$12,290,994	$215,295	$46,302,731	$143,286,925	$33,535,855
NET ASSETS CONSIST OF:
Accumulation units	7,405,715	12,236,579	215,295	46,302,731	143,208,336	33,535,855
Contracts in payout (annuitization) period	34,885	54,415	—	—	78,589	—
NET ASSETS	$7,440,600	$12,290,994	$215,295	$46,302,731	$143,286,925	$33,535,855
Units Outstanding	399,306	582,717	20,627	3,246,329	9,147,626	1,913,691
Accumulation Unit Value	$12.16 - $63.11	$12.60 - $23.98	$10.13 - $10.67	$11.45 - $18.68	$11.88 - $23.27	$13.55 - $27.81
Cost of Investments	$3,484,149	$7,308,522	$189,667	$33,197,247	$94,531,666	$20,745,112

See Notes to Financial Statements

	Variable Accounts
		Portfolio			Portfolio
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	PSF DFA
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	Balanced
	Conservative	Conservative	Moderate	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Class I	Class D
ASSETS
Investments in mutual funds, at value	$81,072,077	$145,451,480	$500,212,403	$388,790,200	$96,007,032	$9,692,028
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	5,902	60,435	907,437	77,698	146,025	490
Total Assets	81,077,979	145,511,915	501,119,840	388,867,898	96,153,057	9,692,518
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	4,361	58,278	902,289	75,823	144,207	1,074
Investments purchased	—	—	—	—	—	—
Total Liabilities	4,361	58,278	902,289	75,823	144,207	1,074
NET ASSETS	$81,073,618	$145,453,637	$500,217,551	$388,792,075	$96,008,850	$9,691,444
NET ASSETS CONSIST OF:
Accumulation units	80,907,745	145,378,759	500,010,613	388,630,560	96,008,850	9,572,560
Contracts in payout (annuitization) period	165,873	74,878	206,938	161,515	—	118,884
NET ASSETS	$81,073,618	$145,453,637	$500,217,551	$388,792,075	$96,008,850	$9,691,444
Units Outstanding	6,575,306	10,730,343	34,268,716	24,813,829	5,931,846	764,898
Accumulation Unit Value	$11.37 - $13.88	$11.32 - $15.15	$11.49 - $16.73	$11.99 - $18.08	$15.29 - $19.59	$11.86 - $12.85
Cost of Investments	$59,734,336	$92,881,541	$291,084,740	$206,132,832	$48,586,347	$8,242,819

		Invesco
	Invesco	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.	American
	Oppenheimer	V.I. International	Balanced-Risk	Equity and	Global	Century
	V.I. Global	Growth	Allocation	Income	Real Estate	VP Mid Cap Value
	Series II	Series II	Series II	Series II	Series II	Class II
ASSETS
Investments in mutual funds, at value	$1,724,195	$619,601	$19,105,099	$1,507,587	$2,232,098	$4,814,015
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	64	967	607	50	107	274
Total Assets	1,724,259	620,568	19,105,706	1,507,637	2,232,205	4,814,289
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	176	995	705	210	225	537
Investments purchased	—	—	—	—	—	—
Total Liabilities	176	995	705	210	225	537
NET ASSETS	$1,724,083	$619,573	$19,105,001	$1,507,427	$2,231,980	$4,813,752
NET ASSETS CONSIST OF:
Accumulation units	1,367,661	619,573	19,105,001	1,505,949	2,230,406	4,782,958
Contracts in payout (annuitization) period	356,422	—	—	1,478	1,574	30,794
NET ASSETS	$1,724,083	$619,573	$19,105,001	$1,507,427	$2,231,980	$4,813,752
Units Outstanding	120,540	52,091	1,374,948	114,634	188,154	252,942
Accumulation Unit Value	$14.03 - $15.53	$11.57 - $13.26	$11.08 - $21.53	$12.96 - $13.37	$11.43 - $12.23	$12.49 - $21.75
Cost of Investments	$1,619,747	$591,941	$18,855,071	$1,486,270	$2,057,367	$4,211,657

See Notes to Financial Statements

	Variable Accounts
		American Funds		American Funds
	American Funds	IS Blue Chip	American Funds	IS Capital	American Funds	American Funds
	IS Asset Allocation	Income and Growth	IS Bond	Income Builder	IS Global Balanced	IS Global Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$223,797,500	$5,650,390	$3,408,730	$4,208,797	$3,415,904	$1,353,331
Receivables:
Due from Pacific Life & Annuity Company	182,454	—	—	—	—	—
Investments sold	—	432	1,947	1,401	123	545
Total Assets	223,979,954	5,650,822	3,410,677	4,210,198	3,416,027	1,353,876
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	662	2,129	1,606	254	622
Investments purchased	185,615	—	—	—	—	—
Total Liabilities	185,615	662	2,129	1,606	254	622
NET ASSETS	$223,794,339	$5,650,160	$3,408,548	$4,208,592	$3,415,773	$1,353,254
NET ASSETS CONSIST OF:
Accumulation units	223,777,888	5,629,319	3,408,548	4,208,592	3,415,773	1,337,223
Contracts in payout (annuitization) period	16,451	20,841	—	—	—	16,031
NET ASSETS	$223,794,339	$5,650,160	$3,408,548	$4,208,592	$3,415,773	$1,353,254
Units Outstanding	16,557,407	399,776	314,251	360,381	259,920	126,073
Accumulation Unit Value	$12.06 - $14.71	$12.95 - $14.46	$10.54 - $11.12	$11.25 - $12.43	$12.76 - $13.43	$10.50 - $11.20
Cost of Investments	$199,533,263	$5,443,870	$3,313,221	$3,865,700	$3,209,385	$1,328,487

	American Funds		American Funds			American Funds
	IS Global Growth	American Funds	IS Global Small	American Funds	American Funds	IS High-Income
	and Income	IS Global Growth	Capitalization	IS Growth	IS Growth-Income	Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$1,966,664	$3,816,893	$1,375,847	$16,640,852	$14,892,543	$1,551,833
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	70	1,414	49	5,937	5,573	52
Total Assets	1,966,734	3,818,307	1,375,896	16,646,789	14,898,116	1,551,885
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	101	1,636	121	8,029	7,132	152
Investments purchased	—	—	—	—	—	—
Total Liabilities	101	1,636	121	8,029	7,132	152
NET ASSETS	$1,966,633	$3,816,671	$1,375,775	$16,638,760	$14,890,984	$1,551,733
NET ASSETS CONSIST OF:
Accumulation units	1,920,349	3,816,671	1,375,775	16,552,492	14,890,984	1,551,733
Contracts in payout (annuitization) period	46,284	—	—	86,268	—	—
NET ASSETS	$1,966,633	$3,816,671	$1,375,775	$16,638,760	$14,890,984	$1,551,733
Units Outstanding	133,512	223,295	98,191	977,419	958,573	125,979
Accumulation Unit Value	$14.43 - $15.07	$16.00 - $17.39	$13.70 - $14.64	$16.68 - $20.13	$15.06 - $17.63	$11.79 - $12.57
Cost of Investments	$1,694,577	$3,058,464	$1,170,843	$14,227,894	$13,570,364	$1,575,465

See Notes to Financial Statements

	Variable Accounts
					American Funds IS
		American Funds	American Funds		U.S. Government/	BlackRock
	American Funds	IS International	IS Managed Risk	American Funds IS	AAA-Rated	Capital
	IS International	Growth and Income	Asset Allocation	New World Fund	Securities	Appreciation
	Class 4	Class 4	Class P2	Class 4	Class 4	V.I. Class III
ASSETS
Investments in mutual funds, at value	$3,441,082	$2,295,164	$14,362,321	$2,921,900	$1,726,876	$493,882
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	650	80	151,711	153	66	649
Total Assets	3,441,732	2,295,244	14,514,032	2,922,053	1,726,942	494,531
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	820	247	152,409	383	168	665
Investments purchased	—	—	—	—	—	—
Total Liabilities	820	247	152,409	383	168	665
NET ASSETS	$3,440,912	$2,294,997	$14,361,623	$2,921,670	$1,726,774	$493,866
NET ASSETS CONSIST OF:
Accumulation units	3,440,912	2,294,997	14,361,623	2,921,670	1,726,774	493,866
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$3,440,912	$2,294,997	$14,361,623	$2,921,670	$1,726,774	$493,866
Units Outstanding	275,471	194,022	1,074,245	232,555	166,287	17,033
Accumulation Unit Value	$11.96 - $13.91	$11.42 - $13.71	$11.83 - $13.56	$12.08 - $14.31	$10.14 - $10.69	$24.76 - $32.85
Cost of Investments	$3,229,190	$2,075,893	$13,075,216	$2,335,014	$1,681,420	$495,524

	BlackRock	BlackRock			Fidelity VIP
	Global	60/40 Target	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP
	Allocation	Allocation	Contrafund	FundsManager 60%	Money Market	Strategic Income
	V.I. Class III	ETF V.I. Class I	Service Class 2	Service Class 2	Service Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$115,728,728	$5,109,717	$25,315,194	$31,856,444	$22,548,641	$6,312,564
Receivables:
Due from Pacific Life & Annuity Company	161,234	26,941	—	38,795	373,036	—
Investments sold	—	—	1,811	—	—	288
Total Assets	115,889,962	5,136,658	25,317,005	31,895,239	22,921,677	6,312,852
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	2,941	—	—	1,305
Investments purchased	159,264	27,242	—	39,622	373,791	—
Total Liabilities	159,264	27,242	2,941	39,622	373,791	1,305
NET ASSETS	$115,730,698	$5,109,416	$25,314,064	$31,855,617	$22,547,886	$6,311,547
NET ASSETS CONSIST OF:
Accumulation units	115,700,393	5,109,416	25,304,987	31,855,617	22,396,813	6,307,911
Contracts in payout (annuitization) period	30,305	—	9,077	—	151,073	3,636
NET ASSETS	$115,730,698	$5,109,416	$25,314,064	$31,855,617	$22,547,886	$6,311,547
Units Outstanding	8,623,099	399,455	1,268,217	2,120,981	2,342,735	542,010
Accumulation Unit Value	$11.28 - $15.88	$12.42 - $12.93	$14.99 - $21.26	$12.07 - $17.16	$9.33 - $10.32	$11.28 - $12.34
Cost of Investments	$104,299,130	$4,532,715	$22,228,013	$33,217,385	$22,548,641	$6,243,565

See Notes to Financial Statements

	Variable Accounts
	First Trust	First Trust/Dow	First Trust
	Dorsey Wright	Jones Dividend &	Multi Income	Franklin	Franklin	Franklin
	Tactical Core	Income Allocation	Allocation	Allocation	Allocation	Income
	Class I	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2
ASSETS
Investments in mutual funds, at value	$2,860,011	$49,010,644	$971,185	$129,141	$10,820,594	$11,608,951
Receivables:
Due from Pacific Life & Annuity Company	—	298,379	—	—	21,469	—
Investments sold	100	—	36	3	—	361
Total Assets	2,860,111	49,309,023	971,221	129,144	10,842,063	11,609,312
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	320	—	90	8	—	902
Investments purchased	—	300,485	—	—	21,288	—
Total Liabilities	320	300,485	90	8	21,288	902
NET ASSETS	$2,859,791	$49,008,538	$971,131	$129,136	$10,820,775	$11,608,410
NET ASSETS CONSIST OF:
Accumulation units	2,859,791	49,008,538	971,131	129,136	10,820,775	11,608,410
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$2,859,791	$49,008,538	$971,131	$129,136	$10,820,775	$11,608,410
Units Outstanding	230,103	3,070,545	80,545	7,481	745,663	979,117
Accumulation Unit Value	$12.16 - $12.52	$12.24 - $18.02	$11.85 - $12.19	$16.39 - $17.68	$12.30 - $17.33	$11.52 - $12.40
Cost of Investments	$2,508,620	$42,366,608	$878,242	$126,847	$9,932,965	$10,997,442

	Franklin	Franklin		Ivy		Janus
	Mutual Global	Rising	Templeton	VIP Asset	Ivy	Henderson
	Discovery	Dividends	Global Bond	Strategy	VIP Energy	Balanced
	VIP Class 2	VIP Class 2	VIP Class 2	Class II	Class II	Service Shares
ASSETS
Investments in mutual funds, at value	$5,739,533	$12,874,253	$8,012,430	$550,611	$1,082,808	$260,456,065
Receivables:
Due from Pacific Life & Annuity Company	—	—	3,345	—	—	568,433
Investments sold	971	2,581	—	20	39	—
Total Assets	5,740,504	12,876,834	8,015,775	550,631	1,082,847	261,024,498
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,208	3,125	—	31	95	—
Investments purchased	—	—	3,808	—	—	570,947
Total Liabilities	1,208	3,125	3,808	31	95	570,947
NET ASSETS	$5,739,296	$12,873,709	$8,011,967	$550,600	$1,082,752	$260,453,551
NET ASSETS CONSIST OF:
Accumulation units	5,732,057	12,850,548	8,011,967	550,600	1,082,752	260,453,551
Contracts in payout (annuitization) period	7,239	23,161	—	—	—	—
NET ASSETS	$5,739,296	$12,873,709	$8,011,967	$550,600	$1,082,752	$260,453,551
Units Outstanding	370,073	664,783	825,399	49,762	204,128	15,309,411
Accumulation Unit Value	$14.10 - $20.35	$14.70 - $21.13	$9.34 - $12.67	$10.82 - $11.13	$5.21 - $5.75	$13.21 - $18.92
Cost of Investments	$5,906,690	$11,787,063	$8,110,684	$499,022	$1,239,875	$213,597,443

See Notes to Financial Statements

	Variable Accounts
	Janus	JPMorgan	JPMorgan	ClearBridge	Lord Abbett
	Henderson	Insurance Trust	Insurance Trust	Variable	Bond	Lord Abbett
	Flexible Bond	Global Allocation	Income Builder	Aggressive	Debenture	Total Return
	Service Shares	Class 2	Class 2	Growth - Class II	Class VC	Class VC
ASSETS
Investments in mutual funds, at value	$2,018,552	$211,448	$952,930	$584,271	$6,243,424	$6,344,334
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	237	1,826
Investments sold	71	8	32	20	—	—
Total Assets	2,018,623	211,456	952,962	584,291	6,243,661	6,346,160
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	165	19	105	45	—	—
Investments purchased	—	—	—	—	558	2,091
Total Liabilities	165	19	105	45	558	2,091
NET ASSETS	$2,018,458	$211,437	$952,857	$584,246	$6,243,103	$6,344,069
NET ASSETS CONSIST OF:
Accumulation units	2,018,458	211,437	952,857	584,246	6,239,170	6,344,069
Contracts in payout (annuitization) period	—	—	—	—	3,933	—
NET ASSETS	$2,018,458	$211,437	$952,857	$584,246	$6,243,103	$6,344,069
Units Outstanding	187,412	17,563	81,472	46,657	477,216	554,177
Accumulation Unit Value	$10.43 - $11.07	$11.89 - $12.12	$11.49 - $11.76	$12.24 - $13.21	$11.85 - $14.34	$10.66 - $13.61
Cost of Investments	$1,978,000	$179,956	$836,637	$554,762	$6,206,804	$6,217,290

	MFS
	Massachusetts	MFS	MFS	MFS	Neuberger Berman	PIMCO
	Investors	Total Return	Utilities	Value	U.S. Equity Index	All Asset All
	Growth Stock -	Series -	Series -	Series -	PutWrite Strategy	Authority -
	Service Class	Service Class	Service Class	Service Class	Class S	Advisor Class
ASSETS
Investments in mutual funds, at value	$699,383	$31,764,017	$4,580,815	$1,041,893	$155,280	$93,316
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	75	179,715	165	808	5	3
Total Assets	699,458	31,943,732	4,580,980	1,042,701	155,285	93,319
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	135	180,010	433	839	13	11
Investments purchased	—	—	—	—	—	—
Total Liabilities	135	180,010	433	839	13	11
NET ASSETS	$699,323	$31,763,722	$4,580,547	$1,041,862	$155,272	$93,308
NET ASSETS CONSIST OF:
Accumulation units	699,323	31,763,722	4,559,486	1,041,862	155,272	93,308
Contracts in payout (annuitization) period	—	—	21,061	—	—	—
NET ASSETS	$699,323	$31,763,722	$4,580,547	$1,041,862	$155,272	$93,308
Units Outstanding	38,834	2,058,464	301,907	42,088	14,644	9,657
Accumulation Unit Value	$17.90 - $18.07	$11.84 - $18.21	$14.41 - $17.65	$23.32 - $28.65	$10.53 - $10.62	$9.51 - $9.67
Cost of Investments	$528,798	$28,579,234	$3,630,574	$810,232	$143,126	$91,856

See Notes to Financial Statements

	Variable Accounts
	PIMCO
	Commodity-
	RealReturn		Schwab		State Street	VanEck VIP
	Strategy -	Schwab	VIT Balanced	Schwab	Total Return	Global Hard Assets
	Advisor Class	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$497,968	$3,929,732	$8,503,929	$4,824,286	$18,687,049	$972,067
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	19	65	140	79	57,729	35
Total Assets	497,987	3,929,797	8,504,069	4,824,365	18,744,778	972,102
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	59	132	203	61	57,077	64
Investments purchased	—	—	—	—	—	—
Total Liabilities	59	132	203	61	57,077	64
NET ASSETS	$497,928	$3,929,665	$8,503,866	$4,824,304	$18,687,701	$972,038
NET ASSETS CONSIST OF:
Accumulation units	497,928	3,929,665	8,503,866	4,824,304	18,687,701	972,038
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$497,928	$3,929,665	$8,503,866	$4,824,304	$18,687,701	$972,038
Units Outstanding	90,377	289,601	564,874	289,593	1,121,297	155,799
Accumulation Unit Value	$5.06 - $5.61	$13.57 - $13.57	$15.05 - $15.05	$16.66 - $16.66	$11.51 - $22.63	$5.77 - $7.54
Cost of Investments	$504,185	$3,310,868	$6,923,241	$3,523,119	$18,193,913	$1,020,766

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Inflation
	Income	Bond	Rate Income	Bond	Managed	Strategy
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	9,454	89,216	112,410	84,191	81,220	8,754
Administrative fees	2,001	18,491	23,385	16,141	16,932	1,746
Total Expenses	11,455	107,707	135,795	100,332	98,152	10,500
Net Investment Income (Loss)	(11,455)	(107,707)	(135,795)	(100,332)	(98,152)	(10,500)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	38,349	43,339	25,624	56,663	35,627	4,445
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	38,349	43,339	25,624	56,663	35,627	4,445
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	63,171	961,260	562,625	856,491	550,331	53,137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,065	$896,892	$452,454	$812,822	$487,806	$47,082

	Managed	Short Duration	Emerging		Developing	Dividend
	Bond	Bond	Markets Debt	Comstock	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	173,550	117,597	20,138	37,186	71,386	178,213
Administrative fees	34,741	25,975	3,772	7,289	14,082	37,231
Total Expenses	208,291	143,572	23,910	44,475	85,468	215,444
Net Investment Income (Loss)	(208,291)	(143,572)	(23,910)	(44,475)	(85,468)	(215,444)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	66,667	6,898	19,326	110,088	(5,624)	22,713
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	66,667	6,898	19,326	110,088	(5,624)	22,713
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,144,147	478,682	128,272	624,296	1,412,261	4,238,300
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,002,523	$342,008	$123,688	$689,909	$1,321,169	$4,045,569

	Equity	Focused		Large-Cap	Large-Cap	Main Street
	Index	Growth	Growth	Growth	Value	Core
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	955,054	115,114	80,393	103,861	65,022	64,316
Administrative fees	212,877	22,777	17,733	22,132	13,564	13,013
Total Expenses	1,167,931	137,891	98,126	125,993	78,586	77,329
Net Investment Income (Loss)	(1,167,931)	(137,891)	(98,126)	(125,993)	(78,586)	(77,329)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	402,685	271,102	6,966	139,436	3,748	21,136
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	402,685	271,102	6,966	139,436	3,748	21,136
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	23,816,031	2,639,102	2,282,791	2,461,061	1,444,385	1,539,771
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,050,785	$2,772,313	$2,191,631	$2,474,504	$1,369,547	$1,483,578

See Notes to Financial Statements

	Variable Accounts
	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Equity	Growth	Value	Equity	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	60,489	105,338	37,216	26,356	91,876	45,831
Administrative fees	12,456	21,575	7,809	5,531	22,344	9,199
Total Expenses	72,945	126,913	45,025	31,887	114,220	55,030
Net Investment Income (Loss)	(72,945)	(126,913)	(45,025)	(31,887)	(114,220)	(55,030)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	22,622	114,954	745	53,891	13,498	33,635
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	22,622	114,954	745	53,891	13,498	33,635
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	945,487	2,870,309	923,482	517,838	2,117,015	806,356
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$895,164	$2,858,350	$879,202	$539,842	$2,016,293	$784,961

	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	17,610	87,417	76,392	15,926	45,590	257,073
Administrative fees	3,822	17,036	15,317	3,021	8,724	53,094
Total Expenses	21,432	104,453	91,709	18,947	54,314	310,167
Net Investment Income (Loss)	(21,432)	(104,453)	(91,709)	(18,947)	(54,314)	(310,167)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2,185)	47,585	64,238	(15,194)	(17,217)	109,928
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(2,185)	47,585	64,238	(15,194)	(17,217)	109,928
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	383,832	1,734,551	1,640,791	264,610	626,323	5,080,777
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$360,215	$1,677,683	$1,613,320	$230,469	$554,792	$4,880,538

				Pacific	Pacific
				Dynamix -	Dynamix -	Pacific
	Real		Currency	Conservative	Moderate	Dynamix -
	Estate	Technology	Strategies	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	77,545	122,621	5,541	458,276	1,474,089	330,383
Administrative fees	15,788	24,480	1,053	96,698	309,674	68,874
Total Expenses	93,333	147,101	6,594	554,974	1,783,763	399,257
Net Investment Income (Loss)	(93,333)	(147,101)	(6,594)	(554,974)	(1,783,763)	(399,257)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	147,604	20,632	7,936	167,356	1,557,568	31,538
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	147,604	20,632	7,936	167,356	1,557,568	31,538
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,588,327	3,218,489	(7,969)	6,036,236	22,288,410	6,086,994
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,642,598	$3,092,020	$(6,627)	$5,648,618	$22,062,215	$5,719,275

See Notes to Financial Statements

	Variable Accounts
		Portfolio			Portfolio
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	PSF DFA
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	Balanced
	Conservative	Conservative	Moderate	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Class I	Class D
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	930,232	1,908,139	6,734,322	5,257,136	1,338,073	92,062
Administrative fees	167,103	328,404	1,159,725	889,235	221,116	20,497
Total Expenses	1,097,335	2,236,543	7,894,047	6,146,371	1,559,189	112,559
Net Investment Income (Loss)	(1,097,335)	(2,236,543)	(7,894,047)	(6,146,371)	(1,559,189)	(112,559)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,403,428	6,637,314	30,977,861	20,814,244	5,722,466	41
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,403,428	6,637,314	30,977,861	20,814,244	5,722,466	41
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,242,134	14,226,726	55,242,245	53,754,312	14,291,142	1,479,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,548,227	$18,627,497	$78,326,059	$68,422,185	$18,454,419	$1,367,189

		Invesco
	Invesco	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.	American
	Oppenheimer	V.I. International	Balanced-Risk	Equity and	Global	Century
	V.I. Global	Growth	Allocation	Income	Real Estate	VP Mid Cap Value
	Series II	Series II	Series II	Series II	Series II	Class II
INVESTMENT INCOME
Dividends	$10,607	$4,773	$—	$31,718	$76,370	$81,572
EXPENSES
Mortality and expense risk	18,971	6,331	216,823	13,338	13,539	47,326
Administrative fees	3,522	1,428	44,162	2,841	4,487	9,914
Total Expenses	22,493	7,759	260,985	16,179	18,026	57,240
Net Investment Income (Loss)	(11,886)	(2,986)	(260,985)	15,539	58,344	24,332
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(23,419)	(31,818)	(590,054)	(4,727)	(2,468)	17,847
Capital gain distributions	239,552	32,997	—	98,861	2,617	427,796
Realized Gain (Loss) on Investments	216,133	1,179	(590,054)	94,134	149	445,643
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	200,229	138,632	3,259,962	111,479	283,460	573,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$404,476	$136,825	$2,408,923	$221,152	$341,953	$1,043,058

		American Funds		American Funds
	American Funds	IS Blue Chip	American Funds	IS Capital	American Funds	American Funds
	IS Asset Allocation	Income and Growth	IS Bond	Income Builder	IS Global Balanced	IS Global Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$3,621,463	$98,879	$76,279	$101,780	$34,432	$14,002
EXPENSES
Mortality and expense risk	2,474,152	51,082	27,566	37,008	24,103	9,864
Administrative fees	495,987	11,516	6,308	8,583	5,591	1,998
Total Expenses	2,970,139	62,598	33,874	45,591	29,694	11,862
Net Investment Income (Loss)	651,324	36,281	42,405	56,189	4,738	2,140
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	197,621	(124,132)	(6,137)	(1,655)	(406)	(746)
Capital gain distributions	10,777,554	387,065	—	—	90,723	—
Realized Gain (Loss) on Investments	10,975,175	262,933	(6,137)	(1,655)	90,317	(746)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	25,505,450	616,720	165,925	507,175	371,542	39,341
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,131,949	$915,934	$202,193	$561,709	$466,597	$40,735

See Notes to Financial Statements

	Variable Accounts
	American Funds		American Funds			American Funds
	IS Global Growth	American Funds	IS Global Small	American Funds	American Funds	IS High-Income
	and Income	IS Global Growth	Capitalization	IS Growth	IS Growth-Income	Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$33,879	$32,195	$103	$84,775	$207,279	$83,579
EXPENSES
Mortality and expense risk	23,403	35,777	13,254	172,232	159,798	14,023
Administrative fees	4,639	7,690	2,843	34,660	32,821	3,160
Total Expenses	28,042	43,467	16,097	206,892	192,619	17,183
Net Investment Income (Loss)	5,837	(11,272)	(15,994)	(122,117)	14,660	66,396
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(29,314)	(23,115)	(7,380)	(108,047)	(43,315)	(4,080)
Capital gain distributions	104,411	183,409	77,501	1,582,565	1,425,701	—
Realized Gain (Loss) on Investments	75,097	160,294	70,121	1,474,518	1,382,386	(4,080)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	434,052	758,487	244,934	2,316,534	1,570,738	71,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$514,986	$907,509	$299,061	$3,668,935	$2,967,784	$133,342

					American Funds IS
		American Funds	American Funds		U.S. Government/	BlackRock
	American Funds	IS International	IS Managed Risk	American Funds IS	AAA-Rated	Capital
	IS International	Growth and Income	Asset Allocation	New World Fund	Securities	Appreciation
	Class 4	Class 4	Class P2	Class 4	Class 4	V.I. Class III
INVESTMENT INCOME
Dividends	$40,580	$51,445	$323,148	$19,837	$30,668	$—
EXPENSES
Mortality and expense risk	30,036	22,960	147,896	25,056	18,554	3,107
Administrative fees	7,294	5,097	33,910	5,555	3,734	696
Total Expenses	37,330	28,057	181,806	30,611	22,288	3,803
Net Investment Income (Loss)	3,250	23,388	141,342	(10,774)	8,380	(3,803)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(163,382)	(7,114)	(46,443)	(11,048)	(1,479)	(2,575)
Capital gain distributions	80,011	24,984	593,041	80,966	—	82,775
Realized Gain (Loss) on Investments	(83,371)	17,870	546,598	69,918	(1,479)	80,200
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	745,113	372,513	1,404,835	525,187	47,242	44,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$664,992	$413,771	$2,092,775	$584,331	$54,143	$121,010

	BlackRock	BlackRock			Fidelity VIP
	Global	60/40 Target	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP
	Allocation	Allocation	Contrafund	FundsManager 60%	Money Market	Strategic Income
	V.I. Class III	ETF V.I. Class I	Service Class 2	Service Class 2	Service Class	Service Class 2
INVESTMENT INCOME
Dividends	$1,419,956	$97,644	$49,814	$414,303	$395,954	$191,562
EXPENSES
Mortality and expense risk	1,293,293	38,876	241,179	324,001	251,378	65,427
Administrative fees	256,421	8,649	54,582	71,135	48,511	14,158
Total Expenses	1,549,714	47,525	295,761	395,136	299,889	79,585
Net Investment Income (Loss)	(129,758)	50,119	(245,947)	19,167	96,065	111,977
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(399,012)	1,022	(123,196)	(933,385)	—	(92,912)
Capital gain distributions	4,470,805	46,643	2,440,114	4,825,580	—	45,356
Realized Gain (Loss) on Investments	4,071,793	47,665	2,316,918	3,892,195	—	(47,556)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	13,761,052	552,735	3,574,984	1,250,521	—	476,723
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,703,087	$650,519	$5,645,955	$5,161,883	$96,065	$541,144

See Notes to Financial Statements

	Variable Accounts
	First Trust	First Trust/Dow	First Trust
	Dorsey Wright	Jones Dividend &	Multi Income	Franklin	Franklin	Franklin
	Tactical Core	Income Allocation	Allocation	Allocation	Allocation	Income
	Class I	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2
INVESTMENT INCOME
Dividends	$17,011	$717,885	$24,316	$4,278	$372,564	$628,306
EXPENSES
Mortality and expense risk	28,548	501,159	11,679	994	127,690	110,526
Administrative fees	5,772	105,540	2,552	178	23,288	27,277
Total Expenses	34,320	606,699	14,231	1,172	150,978	137,803
Net Investment Income (Loss)	(17,309)	111,186	10,085	3,106	221,586	490,503
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(8,503)	(72,924)	6,708	(224)	(175,083)	(73,589)
Capital gain distributions	40,786	1,674,325	619	7,886	716,744	189,897
Realized Gain (Loss) on Investments	32,283	1,601,401	7,327	7,662	541,661	116,308
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	417,514	6,020,748	121,519	8,715	1,015,808	815,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$432,488	$7,733,335	$138,931	$19,483	$1,779,055	$1,422,497

	Franklin	Franklin		Ivy		Janus
	Mutual Global	Rising	Templeton	VIP Asset	Ivy	Henderson
	Discovery	Dividends	Global Bond	Strategy	VIP Energy	Balanced
	VIP Class 2	VIP Class 2	VIP Class 2	Class II	Class II	Service Shares
INVESTMENT INCOME
Dividends	$86,667	$149,097	$607,106	$11,244	$—	$3,759,973
EXPENSES
Mortality and expense risk	53,148	126,608	87,266	11,676	9,876	2,308,132
Administrative fees	12,189	28,537	20,227	2,434	2,260	501,700
Total Expenses	65,337	155,145	107,493	14,110	12,136	2,809,832
Net Investment Income (Loss)	21,330	(6,048)	499,613	(2,866)	(12,136)	950,141
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(127,016)	17,761	(159,492)	(84,236)	(83,026)	(109,340)
Capital gain distributions	544,423	1,848,952	—	22,023	—	5,610,016
Realized Gain (Loss) on Investments	417,407	1,866,713	(159,492)	(62,213)	(83,026)	5,500,676
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	718,178	1,059,815	(284,363)	300,617	113,460	34,232,197
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,156,915	$2,920,480	$55,758	$235,538	$18,298	$40,683,014

	Janus	JPMorgan	JPMorgan	ClearBridge	Lord Abbett
	Henderson	Insurance Trust	Insurance Trust	Variable	Bond	Lord Abbett
	Flexible Bond	Global Allocation	Income Builder	Aggressive	Debenture	Total Return
	Service Shares	Class 2	Class 2	Growth - Class II	Class VC	Class VC
INVESTMENT INCOME
Dividends	$55,328	$5,367	$27,609	$4,174	$237,691	$162,239
EXPENSES
Mortality and expense risk	20,220	3,477	8,591	5,688	46,412	51,376
Administrative fees	4,733	711	2,158	1,111	10,377	12,202
Total Expenses	24,953	4,188	10,749	6,799	56,789	63,578
Net Investment Income (Loss)	30,375	1,179	16,860	(2,625)	180,902	98,661
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,257)	16,929	(57)	(2,497)	(13,260)	(49,692)
Capital gain distributions	—	—	2,324	10,352	—	—
Realized Gain (Loss) on Investments	(1,257)	16,929	2,267	7,855	(13,260)	(49,692)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	116,539	36,223	85,156	104,987	288,784	378,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$145,657	$54,331	$104,283	$110,217	$456,426	$427,362

See Notes to Financial Statements

	Variable Accounts
	MFS
	Massachusetts	MFS	MFS	MFS	Neuberger Berman	PIMCO
	Investors	Total Return	Utilities	Value	U.S. Equity Index	All Asset All
	Growth Stock -	Series -	Series -	Series -	PutWrite Strategy	Authority -
	Service Class	Service Class	Service Class	Service Class	Class S	Advisor Class
INVESTMENT INCOME
Dividends	$2,222	$645,727	$170,112	$18,471	$228	$2,392
EXPENSES
Mortality and expense risk	4,350	317,536	48,685	6,461	1,442	853
Administrative fees	979	71,578	10,415	1,457	367	220
Total Expenses	5,329	389,114	59,100	7,918	1,809	1,073
Net Investment Income (Loss)	(3,107)	256,613	111,012	10,553	(1,581)	1,319
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,992	10,676	26,953	586	(84)	(28)
Capital gain distributions	51,302	825,582	13,474	44,383	—	—
Realized Gain (Loss) on Investments	59,294	836,258	40,427	44,969	(84)	(28)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	152,271	4,150,559	756,476	183,637	20,509	3,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,458	$5,243,430	$907,915	$239,159	$18,844	$4,669

	PIMCO
	Commodity-
	RealReturn		Schwab		State Street	VanEck VIP
	Strategy -	Schwab	VIT Balanced	Schwab	Total Return	Global Hard Assets
	Advisor Class	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$16,636	$53,394	$144,561	$90,249	$383,651	$—
EXPENSES
Mortality and expense risk	4,378	11,992	26,999	17,234	214,142	9,874
Administrative fees	935	8,566	19,285	12,310	38,385	2,171
Total Expenses	5,313	20,558	46,284	29,544	252,527	12,045
Net Investment Income (Loss)	11,323	32,836	98,277	60,705	131,124	(12,045)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(13,298)	17,791	67,686	96,784	(567,543)	(52,534)
Capital gain distributions	—	5,163	43,390	26,888	—	—
Realized Gain (Loss) on Investments	(13,298)	22,954	111,076	123,672	(567,543)	(52,534)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	33,369	367,423	1,033,812	699,300	2,924,970	147,959
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,394	$423,213	$1,243,165	$883,677	$2,488,551	$83,380

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,455)	$(4,561)	$(107,707)	$(105,707)	$(135,795)	$(35,292)
Realized gain (loss) on investments	38,349	(81)	43,339	(9,859)	25,624	(13,523)
Change in net unrealized appreciation (depreciation) on investments	63,171	(4,560)	961,260	(93,084)	562,625	(42,640)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,065	(9,202)	896,892	(208,650)	452,454	(91,455)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	227,408	417,645	615,141	888,793	573,865	703,509
Transfers between variable and fixed accounts, net	1,027,202	50,512	503,680	365,731	7,309,739	1,607,320
Contract benefits and terminations	(1,075,735)	(2,820)	(1,100,492)	(636,717)	(1,236,989)	(319,296)
Contract charges and deductions	(5,502)	(7)	(14,640)	(13,212)	(6,088)	(140)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(709)	97	(3,929)	—
Other	(8)	(16)	99	144	(895)	82
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	173,365	465,314	3,079	604,836	6,635,703	1,991,475
NET INCREASE (DECREASE) IN NET ASSETS	263,430	456,112	899,971	396,186	7,088,157	1,900,020
NET ASSETS
Beginning of Year	664,366	208,254	8,213,416	7,817,230	3,888,142	1,988,122
End of Year	$927,796	$664,366	$9,113,387	$8,213,416	$10,976,299	$3,888,142

	High Yield Bond		Inflation Managed		Inflation Strategy
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(100,332)	$(98,309)	$(98,152)	$(103,648)	$(10,500)	$(9,949)
Realized gain (loss) on investments	56,663	13,522	35,627	(1,687)	4,445	(869)
Change in net unrealized appreciation(depreciation) on investments	856,491	(235,377)	550,331	(162,280)	53,137	(10,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	812,822	(320,164)	487,806	(267,615)	47,082	(21,257)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	500,441	795,993	228,033	293,999	—	220,266
Transfers between variable and fixed accounts, net	342,313	(172,103)	302,001	55,707	(32,508)	4,188
Contract benefits and terminations	(956,146)	(623,569)	(1,036,518)	(658,937)	(103,845)	(18,147)
Contract charges and deductions	(14,899)	(15,340)	(10,205)	(10,910)	(1,188)	(1,084)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	38	113	163	4	4	82
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(128,253)	(14,906)	(516,526)	(320,137)	(137,537)	205,305
NET INCREASE (DECREASE) IN NET ASSETS	684,569	(335,070)	(28,720)	(587,752)	(90,455)	184,048
NET ASSETS
Beginning of Year	6,568,609	6,903,679	7,045,475	7,633,227	806,126	622,078
End of Year	$7,253,178	$6,568,609	$7,016,755	$7,045,475	$715,671	$806,126

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Managed Bond		Short Duration Bond		Emerging Markets Debt
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(208,291)	$(212,515)	$(143,572)	$(119,798)	$(23,910)	$(27,690)
Realized gain (loss) on investments	66,667	(12,204)	6,898	6,211	19,326	264
Change in net unrealized appreciation (depreciation) on investments	1,144,147	(80,530)	478,682	101,274	128,272	(111,624)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,523	(305,249)	342,008	(12,313)	123,688	(139,050)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	659,109	886,322	705,380	734,340	236,946	155,708
Transfers between variable and fixed accounts, net	879,123	460,065	4,380,142	786,706	425,359	(202,043)
Contract benefits and terminations	(2,578,985)	(1,031,251)	(2,003,317)	(1,134,592)	(349,053)	(190,544)
Contract charges and deductions	(21,215)	(21,714)	(23,674)	(25,076)	(3,444)	(3,457)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(3,544)	—	—	—
Other	25	(408)	(230)	126	(139)	19
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,061,943)	293,014	3,054,757	361,504	309,669	(240,317)
NET INCREASE (DECREASE) IN NET ASSETS	(59,420)	(12,235)	3,396,765	349,191	433,357	(379,367)
NET ASSETS
Beginning of Year	15,140,718	15,152,953	10,024,575	9,675,384	1,458,698	1,838,065
End of Year	$15,081,298	$15,140,718	$13,421,340	$10,024,575	$1,892,055	$1,458,698

	Comstock		Developing Growth		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(44,475)	$(47,861)	$(85,468)	$(58,751)	$(215,444)	$(176,496)
Realized gain (loss) on investments	110,088	67,599	(5,624)	(5,939)	22,713	(25,154)
Change in net unrealized appreciation (depreciation) on investments	624,296	(500,469)	1,412,261	103,379	4,238,300	(181,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	689,909	(480,731)	1,321,169	38,689	4,045,569	(383,070)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	21,336	57,338	449,322	830,876	1,914,143	1,593,383
Transfers between variable and fixed accounts, net	133,017	156,278	1,266,800	860,687	2,454,588	802,681
Contract benefits and terminations	(421,714)	(396,581)	(734,883)	(239,367)	(1,761,545)	(1,241,989)
Contract charges and deductions	(9,810)	(9,979)	(6,472)	(6,112)	(22,006)	(22,140)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(56)	(18)	651	(631)	(472)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(277,227)	(192,962)	975,418	1,445,453	2,584,708	1,131,931
NET INCREASE (DECREASE) IN NET ASSETS	412,682	(673,693)	2,296,587	1,484,142	6,630,277	748,861
NET ASSETS
Beginning of Year	3,048,702	3,722,395	4,343,377	2,859,235	13,104,496	12,355,635
End of Year	$3,461,384	$3,048,702	$6,639,964	$4,343,377	$19,734,773	$13,104,496

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,167,931)	$(1,021,785)	$(137,891)	$(120,481)	$(98,126)	$(85,799)
Realized gain (loss) on investments	402,685	(244,987)	271,102	(22,962)	6,966	(20,203)
Change in net unrealized appreciation (depreciation) on investments	23,816,031	(4,197,584)	2,639,102	337,445	2,282,791	103,529
Net Increase (Decrease) in Net Assets Resulting from Operations	23,050,785	(5,464,356)	2,772,313	194,002	2,191,631	(2,473)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,732,062	19,571,556	774,247	1,316,604	566,491	1,370,978
Transfers between variable and fixed accounts, net	(3,222,918)	(1,145,514)	163,288	594,351	1,501,523	222,946
Contract benefits and terminations	(10,280,268)	(4,108,595)	(1,989,142)	(912,555)	(458,071)	(653,399)
Contract charges and deductions	(18,132)	(14,701)	(4,485)	(6,070)	(6,012)	(6,732)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(3)	—	—	—	—
Other	(11,978)	12,101	(2,537)	540	138	7,579
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,801,234)	14,314,844	(1,058,629)	992,870	1,604,069	941,372
NET INCREASE (DECREASE) IN NET ASSETS	19,249,551	8,850,488	1,713,684	1,186,872	3,795,700	938,899
NET ASSETS
Beginning of Year	79,353,834	70,503,346	8,333,146	7,146,274	5,766,650	4,827,751
End of Year	$98,603,385	$79,353,834	$10,046,830	$8,333,146	$9,562,350	$5,766,650

	Large-Cap Growth		Large-Cap Value		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(125,993)	$(109,292)	$(78,586)	$(72,318)	$(77,329)	$(65,684)
Realized gain (loss) on investments	139,436	(57,834)	3,748	105,755	21,136	550
Change in net unrealized appreciation (depreciation) on investments	2,461,061	27,529	1,444,385	(578,183)	1,539,771	(415,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,474,504	(139,597)	1,369,547	(544,746)	1,483,578	(480,404)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	957,759	1,235,935	501,975	985,662	261,367	529,090
Transfers between variable and fixed accounts, net	(1,145,541)	1,202,760	84,598	193,703	154,272	1,566,338
Contract benefits and terminations	(1,037,795)	(1,250,042)	(369,428)	(1,046,301)	(461,060)	(560,646)
Contract charges and deductions	(3,473)	(3,119)	(13,011)	(12,875)	(6,847)	(6,492)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	763	222	(53)	127	(179)	(27)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,228,287)	1,185,756	204,081	120,316	(52,447)	1,528,263
NET INCREASE (DECREASE) IN NET ASSETS	1,246,217	1,046,159	1,573,628	(424,430)	1,431,131	1,047,859
NET ASSETS
Beginning of Year	8,427,029	7,380,870	5,035,426	5,459,856	4,953,819	3,905,960
End of Year	$9,673,246	$8,427,029	$6,609,054	$5,035,426	$6,384,950	$4,953,819

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(72,945)	$(84,872)	$(126,913)	$(106,382)	$(45,025)	$(44,904)
Realized gain (loss) on investments	22,622	546,914	114,954	(58,455)	745	(21,298)
Change in net unrealized appreciation (depreciation) on investments	945,487	(984,958)	2,870,309	(115,456)	923,482	(539,965)
Net Increase (Decrease) in Net Assets Resulting from Operations	895,164	(522,916)	2,858,350	(280,293)	879,202	(606,167)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	338,738	512,830	792,293	1,285,061	107,693	362,261
Transfers between variable and fixed accounts, net	184,036	(2,753,170)	(228,371)	2,221,854	161,012	165,698
Contract benefits and terminations	(260,898)	(581,919)	(1,351,293)	(1,010,078)	(449,332)	(194,818)
Contract charges and deductions	(7,859)	(7,910)	(13,593)	(13,201)	(7,126)	(7,336)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(19)	339	(1,839)	1,281	(63)	6
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	253,998	(2,829,830)	(802,803)	2,484,917	(187,816)	325,811
NET INCREASE (DECREASE) IN NET ASSETS	1,149,162	(3,352,746)	2,055,547	2,204,624	691,386	(280,356)
NET ASSETS
Beginning of Year	4,593,737	7,946,483	8,020,409	5,815,785	3,173,198	3,453,554
End of Year	$5,742,899	$4,593,737	$10,075,956	$8,020,409	$3,864,584	$3,173,198

	Small-Cap Equity		Small-Cap Index		Small-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,887)	$(41,747)	$(114,220)	$(115,508)	$(55,030)	$(61,156)
Realized gain (loss) on investments	53,891	(1,318)	13,498	(44,301)	33,635	78,351
Change in net unrealized appreciation (depreciation) on investments	517,838	(388,149)	2,117,015	(1,136,330)	806,356	(808,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	539,842	(431,214)	2,016,293	(1,296,139)	784,961	(790,913)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	215,177	573,510	929,772	1,507,206	189,720	278,833
Transfers between variable and fixed accounts, net	(322,874)	(757,604)	(649,195)	522,262	297,867	(186,648)
Contract benefits and terminations	(146,230)	(124,674)	(989,305)	(748,070)	(559,057)	(380,017)
Contract charges and deductions	(1,977)	(2,048)	(3,382)	(2,496)	(6,095)	(6,160)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(691)	441
Other	(24)	179	(766)	3,049	(671)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(255,928)	(310,637)	(712,876)	1,281,951	(78,927)	(293,553)
NET INCREASE (DECREASE) IN NET ASSETS	283,914	(741,851)	1,303,417	(14,188)	706,034	(1,084,466)
NET ASSETS
Beginning of Year	2,417,091	3,158,942	8,832,089	8,846,277	3,727,294	4,811,760
End of Year	$2,701,005	$2,417,091	$10,135,506	$8,832,089	$4,433,328	$3,727,294

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Value Advantage		Emerging Markets		International Large-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(21,432)	$(18,493)	$(104,453)	$(110,318)	$(91,709)	$(90,334)
Realized gain (loss) on investments	(2,185)	(1,000)	47,585	(82,171)	64,238	22,583
Change in net unrealized appreciation (depreciation) on investments	383,832	(138,204)	1,734,551	(940,593)	1,640,791	(837,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	360,215	(157,697)	1,677,683	(1,133,082)	1,613,320	(904,780)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	86,982	184,889	413,678	1,046,948	307,939	338,608
Transfers between variable and fixed accounts, net	227,182	171,817	(426,576)	519,124	(166,985)	399,103
Contract benefits and terminations	(248,856)	(65,868)	(720,102)	(985,220)	(571,858)	(406,710)
Contract charges and deductions	(618)	(532)	(14,679)	(14,641)	(27,376)	(27,106)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(324)	445	(492)	599
Other	(22)	(8)	(195)	1,336	(306)	(30)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	64,668	290,298	(748,198)	567,992	(459,078)	304,464
NET INCREASE (DECREASE) IN NET ASSETS	424,883	132,601	929,485	(565,090)	1,154,242	(600,316)
NET ASSETS
Beginning of Year	1,401,855	1,269,254	7,351,415	7,916,505	6,331,408	6,931,724
End of Year	$1,826,738	$1,401,855	$8,280,900	$7,351,415	$7,485,650	$6,331,408

	International Small-Cap		International Value		Health Sciences
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(18,947)	$(19,568)	$(54,314)	$(52,255)	$(310,167)	$(262,730)
Realized gain (loss) on investments	(15,194)	4,808	(17,217)	(7,852)	109,928	176
Change in net unrealized appreciation (depreciation) on investments	264,610	(341,313)	626,323	(586,428)	5,080,777	1,183,695
Net Increase (Decrease) in Net Assets Resulting from Operations	230,469	(356,073)	554,792	(646,535)	4,880,538	921,141
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,776	169,764	179,014	512,849	1,503,182	1,619,136
Transfers between variable and fixed accounts, net	153,291	97,635	279,260	167,850	(311,596)	2,938,775
Contract benefits and terminations	(111,584)	(93,104)	(223,494)	(176,722)	(2,441,486)	(1,689,582)
Contract charges and deductions	(4,547)	(4,688)	(14,832)	(15,326)	(13,319)	(12,776)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(435)	711	—	—	(745)	634
Other	8	(46)	(12)	(50)	(2,823)	(181)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	49,509	170,272	219,936	488,601	(1,266,787)	2,856,006
NET INCREASE (DECREASE) IN NET ASSETS	279,978	(185,801)	774,728	(157,934)	3,613,751	3,777,147
NET ASSETS
Beginning of Year	1,231,591	1,417,392	3,489,365	3,647,299	20,675,352	16,898,205
End of Year	$1,511,569	$1,231,591	$4,264,093	$3,489,365	$24,289,103	$20,675,352

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Real Estate		Technology		Currency Strategies
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(93,333)	$(85,965)	$(147,101)	$(116,396)	$(6,594)	$(6,608)
Realized gain (loss) on investments	147,604	54,260	20,632	(123,733)	7,936	1,750
Change in net unrealized appreciation (depreciation) on investments	1,588,327	(522,889)	3,218,489	(105,660)	(7,969)	21,664
Net Increase (Decrease) in Net Assets Resulting from Operations	1,642,598	(554,594)	3,092,020	(345,789)	(6,627)	16,806
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	307,525	77,273	1,095,561	1,544,739	78,727	52,801
Transfers between variable and fixed accounts, net	518,639	180,690	375,516	2,367,185	(374,633)	417,174
Contract benefits and terminations	(690,225)	(558,708)	(1,054,767)	(675,975)	(94,109)	(61,010)
Contract charges and deductions	(7,500)	(7,153)	(8,197)	(8,422)	(44)	(36)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(513)	27	(704)	1,049	—	—
Other	73	(55)	250	788	13	(21)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	127,999	(307,926)	407,659	3,229,364	(390,046)	408,908
NET INCREASE (DECREASE) IN NET ASSETS	1,770,597	(862,520)	3,499,679	2,883,575	(396,673)	425,714
NET ASSETS
Beginning of Year	5,670,003	6,532,523	8,791,315	5,907,740	611,968	186,254
End of Year	$7,440,600	$5,670,003	$12,290,994	$8,791,315	$215,295	$611,968

	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth Class I		Moderate Growth Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(554,974)	$(548,571)	$(1,783,763)	$(1,794,487)	$(399,257)	$(400,557)
Realized gain (loss) on investments	167,356	54,750	1,557,568	(41,294)	31,538	(109,226)
Change in net unrealized appreciation (depreciation) on investments	6,036,236	(1,683,551)	22,288,410	(7,605,090)	6,086,994	(2,065,966)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,648,618	(2,177,372)	22,062,215	(9,440,871)	5,719,275	(2,575,749)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,787,046	1,845,535	7,106,837	14,264,815	3,127,633	5,235,609
Transfers between variable and fixed accounts, net	3,103,314	2,393,284	4,834,444	2,933,972	1,405,827	1,228,128
Contract benefits and terminations	(5,608,523)	(4,234,633)	(20,262,296)	(14,258,713)	(3,114,864)	(5,660,890)
Contract charges and deductions	(196,908)	(208,103)	(824,539)	(825,755)	(109,687)	(130,535)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(43)	711	53	2,879	(2,171)	2,732
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	84,886	(203,206)	(9,145,501)	2,117,198	1,306,738	675,044
NET INCREASE (DECREASE) IN NET ASSETS	5,733,504	(2,380,578)	12,916,714	(7,323,673)	7,026,013	(1,900,705)
NET ASSETS
Beginning of Year	40,569,227	42,949,805	130,370,211	137,693,884	26,509,842	28,410,547
End of Year	$46,302,731	$40,569,227	$143,286,925	$130,370,211	$33,535,855	$26,509,842

See Notes to Financial Statements

	Variable Accounts
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Conservative Class I		Moderate-Conservative Class I		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,097,335)	$(1,198,820)	$(2,236,543)	$(2,513,739)	$(7,894,047)	$(8,782,342)
Realized gain (loss) on investments	2,403,428	2,322,750	6,637,314	7,211,937	30,977,861	25,610,091
Change in net unrealized appreciation (depreciation) on investments	6,242,134	(5,023,687)	14,226,726	(15,122,814)	55,242,245	(60,866,906)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,548,227	(3,899,757)	18,627,497	(10,424,616)	78,326,059	(44,039,157)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	971,962	1,627,473	1,151,500	2,520,572	6,795,857	13,853,717
Transfers between variable and fixed accounts, net	10,820,324	2,761,692	1,009,768	(3,129,386)	(12,345,247)	(6,044,563)
Contract benefits and terminations	(11,747,724)	(12,789,732)	(19,325,996)	(20,783,133)	(64,854,179)	(68,308,908)
Contract charges and deductions	(535,831)	(579,012)	(864,065)	(985,198)	(3,707,784)	(4,108,594)
Adjustments to net assets allocated to contracts in payout (annuitization) period	1,082	(22,011)	—	—	(294)	(7,736)
Other	514	1,748	1,864	1,186	9,887	11,611
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(489,673)	(8,999,842)	(18,026,929)	(22,375,959)	(74,101,760)	(64,604,473)
NET INCREASE (DECREASE) IN NET ASSETS	7,058,554	(12,899,599)	600,568	(32,800,575)	4,224,299	(108,643,630)
NET ASSETS
Beginning of Year	74,015,064	86,914,663	144,853,069	177,653,644	495,993,252	604,636,882
End of Year	$81,073,618	$74,015,064	$145,453,637	$144,853,069	$500,217,551	$495,993,252

	Portfolio Optimization		Portfolio Optimization		PSF DFA
	Growth Class I		Aggressive-Growth Class I		Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(6,146,371)	$(6,822,177)	$(1,559,189)	$(1,725,581)	$(112,559)	$(85,396)
Realized gain (loss) on investments	20,814,244	22,781,447	5,722,466	5,562,430	41	(14,933)
Change in net unrealized appreciation (depreciation) on investments	53,754,312	(55,445,794)	14,291,142	(14,728,673)	1,479,707	(435,139)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,422,185	(39,486,524)	18,454,419	(10,891,824)	1,367,189	(535,468)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,721,725	4,694,179	1,089,650	1,157,816	1,604,726	2,420,474
Transfers between variable and fixed accounts, net	(2,856,981)	(5,459,332)	(410,835)	(616,616)	504,868	411,003
Contract benefits and terminations	(40,511,203)	(46,291,313)	(11,246,440)	(11,056,416)	(823,620)	(303,081)
Contract charges and deductions	(2,789,892)	(2,966,297)	(668,245)	(688,383)	(49,421)	(32,563)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(7,204)	(28,696)	—	—	—	—
Other	12,638	1,774	1,918	256	(182)	3,057
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(43,430,917)	(50,049,685)	(11,233,952)	(11,203,343)	1,236,371	2,498,890
NET INCREASE (DECREASE) IN NET ASSETS	24,991,268	(89,536,209)	7,220,467	(22,095,167)	2,603,560	1,963,422
NET ASSETS
Beginning of Year	363,800,807	453,337,016	88,788,383	110,883,550	7,087,884	5,124,462
End of Year	$388,792,075	$363,800,807	$96,008,850	$88,788,383	$9,691,444	$7,087,884

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.		Invesco V.I. Balanced-Risk
	Global Series II		International Growth Series II		Allocation Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,886)	$(17,063)	$(2,986)	$(2,788)	$(260,985)	$(14,640)
Realized gain (loss) on investments	216,133	124,841	1,179	8,668	(590,054)	1,421,427
Change in net unrealized appreciation (depreciation) on investments	200,229	(429,175)	138,632	(137,447)	3,259,962	(3,076,054)
Net Increase (Decrease) in Net Assets Resulting from Operations	404,476	(321,397)	136,825	(131,567)	2,408,923	(1,669,267)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	202,615	396,049	44,673	304,827	1,077,915	1,368,520
Transfers between variable and fixed accounts, net	(162,018)	(1,486,066)	(97,660)	128,503	(490,772)	182,934
Contract benefits and terminations	(133,146)	(276,293)	(27,581)	(7,623)	(2,776,899)	(1,935,364)
Contract charges and deductions	(93)	(73)	(40)	(12)	(165,578)	(175,747)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(21)	1,574	(10)	39	166	(39)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(92,663)	(1,364,809)	(80,618)	425,734	(2,355,168)	(559,696)
NET INCREASE (DECREASE) IN NET ASSETS	311,813	(1,686,206)	56,207	294,167	53,755	(2,228,963)
NET ASSETS
Beginning of Year	1,412,270	3,098,476	563,366	269,199	19,051,246	21,280,209
End of Year	$1,724,083	$1,412,270	$619,573	$563,366	$19,105,001	$19,051,246

	Invesco V.I. Equity and		Invesco V.I. Global		American Century
	Income Series II		Real Estate Series II		VP Mid Cap Value Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,539	$8,157	$58,344	$45,236	$24,332	$(3,598)
Realized gain (loss) on investments	94,134	65,430	149	(10,120)	445,643	384,779
Change in net unrealized appreciation (depreciation) on investments	111,479	(213,903)	283,460	(162,480)	573,083	(1,020,028)
Net Increase (Decrease) in Net Assets Resulting from Operations	221,152	(140,316)	341,953	(127,364)	1,043,058	(638,847)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	135,140	61,216	104,691	107,059	445,520	378,399
Transfers between variable and fixed accounts, net	90,346	(1,112,048)	381,915	(228,960)	(376,603)	(437,406)
Contract benefits and terminations	(63,288)	(145,648)	(90,074)	(27,132)	(159,817)	(730,255)
Contract charges and deductions	(1,603)	(1,322)	(52)	(51)	(691)	(629)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(22)	86	(39)	23	(185)	59
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	160,573	(1,197,716)	396,441	(149,061)	(91,776)	(789,832)
NET INCREASE (DECREASE) IN NET ASSETS	381,725	(1,338,032)	738,394	(276,425)	951,282	(1,428,679)
NET ASSETS
Beginning of Year	1,125,702	2,463,734	1,493,586	1,770,011	3,862,470	5,291,149
End of Year	$1,507,427	$1,125,702	$2,231,980	$1,493,586	$4,813,752	$3,862,470

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS Asset		American Funds IS Blue Chip		American Funds IS
	Allocation Class 4		Income and Growth Class 4		Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$651,324	$72,660	$36,281	$33,819	$42,405	$29,241
Realized gain (loss) on investments	10,975,175	9,111,515	262,933	340,259	(6,137)	(10,472)
Change in net unrealized appreciation (depreciation) on investments	25,505,450	(22,172,578)	616,720	(885,509)	165,925	(50,021)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,131,949	(12,988,403)	915,934	(511,431)	202,193	(31,252)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,793,948	12,792,371	695,255	1,288,815	583,546	608,682
Transfers between variable and fixed accounts, net	3,140,747	2,253,151	(304,092)	198,657	599,340	343,188
Contract benefits and terminations	(22,111,839)	(18,204,224)	(270,164)	(163,162)	(408,187)	(143,755)
Contract charges and deductions	(1,579,651)	(1,568,739)	(1,679)	(1,321)	(2,189)	(1,904)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	522	5,610	(56)	51	(30)	107
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,756,273)	(4,721,831)	119,264	1,323,040	772,480	806,318
NET INCREASE (DECREASE) IN NET ASSETS	26,375,676	(17,710,234)	1,035,198	811,609	974,673	775,066
NET ASSETS
Beginning of Year	197,418,663	215,128,897	4,614,962	3,803,353	2,433,875	1,658,809
End of Year	$223,794,339	$197,418,663	$5,650,160	$4,614,962	$3,408,548	$2,433,875

	American Funds IS Capital		American Funds IS		American Funds IS
	Income Builder Class 4		Global Balanced Class 4		Global Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$56,189	$48,281	$4,738	$6,245	$2,140	$(1,797)
Realized gain (loss) on investments	(1,655)	(5,477)	90,317	20,165	(746)	(39,300)
Change in net unrealized appreciation (depreciation) on investments	507,175	(329,629)	371,542	(209,257)	39,341	(20,753)
Net Increase (Decrease) in Net Assets
Resulting from Operations	561,709	(286,825)	466,597	(182,847)	40,735	(61,850)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	429,109	529,693	836,380	700,782	289,633	210,439
Transfers between variable and fixed accounts, net	167,038	198,103	46,868	853,774	448,702	(163,836)
Contract benefits and terminations	(230,826)	(184,764)	(212,455)	(141,537)	(58,801)	(133,386)
Contract charges and deductions	(2,430)	(1,936)	(1,932)	(1,050)	(491)	(440)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(42)	210	(46)	(50)	(33)	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	362,849	541,306	668,815	1,411,919	679,010	(87,222)
NET INCREASE (DECREASE) IN NET ASSETS	924,558	254,481	1,135,412	1,229,072	719,745	(149,072)
NET ASSETS
Beginning of Year	3,284,034	3,029,553	2,280,361	1,051,289	633,509	782,581
End of Year	$4,208,592	$3,284,034	$3,415,773	$2,280,361	$1,353,254	$633,509

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS Global		American Funds IS		American Funds IS Global
	Growth and Income Class 4		Global Growth Class 4		Small Capitalization Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,837	$4,724	$(11,272)	$(24,600)	$(15,994)	$(13,750)
Realized gain (loss) on investments	75,097	124,861	160,294	181,072	70,121	47,172
Change in net unrealized appreciation (depreciation) on investments	434,052	(355,576)	758,487	(472,806)	244,934	(172,553)
Net Increase (Decrease) in Net Assets Resulting from Operations	514,986	(225,991)	907,509	(316,334)	299,061	(139,131)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	191,957	459,206	456,962	621,301	73,875	232,976
Transfers between variable and fixed accounts, net	(402,285)	57,792	23,436	(154,296)	33,408	86,949
Contract benefits and terminations	(159,229)	(57,170)	(234,054)	(686,791)	(14,419)	(9,780)
Contract charges and deductions	(544)	(418)	(2,081)	(1,133)	(357)	(291)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(235)	(16)	(133)	1,371	(19)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(370,336)	459,394	244,130	(219,548)	92,488	309,852
NET INCREASE (DECREASE) IN NET ASSETS	144,650	233,403	1,151,639	(535,882)	391,549	170,721
NET ASSETS
Beginning of Year	1,821,983	1,588,580	2,665,032	3,200,914	984,226	813,505
End of Year	$1,966,633	$1,821,983	$3,816,671	$2,665,032	$1,375,775	$984,226

	American Funds IS		American Funds IS		American Funds IS High-
	Growth Class 4		Growth-Income Class 4		Income Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(122,117)	$(157,182)	$14,660	$(26,140)	$66,396	$50,987
Realized gain (loss) on investments	1,474,518	1,320,602	1,382,386	974,432	(4,080)	(7,771)
Change in net unrealized appreciation (depreciation) on investments	2,316,534	(1,455,232)	1,570,738	(1,347,323)	71,026	(89,264)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,668,935	(291,812)	2,967,784	(399,031)	133,342	(46,048)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,366,157	1,955,985	983,084	1,799,014	221,452	138,579
Transfers between variable and fixed accounts, net	(4,965)	(678,153)	(618,506)	(1,902,594)	107,343	65,912
Contract benefits and terminations	(1,283,614)	(902,588)	(1,014,208)	(746,368)	(76,700)	(131,670)
Contract charges and deductions	(14,497)	(14,129)	(9,463)	(9,844)	(688)	(724)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,178)	1,329	—	—	—	—
Other	(989)	927	(573)	927	(59)	(15)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	60,914	363,371	(659,666)	(858,865)	251,348	72,082
NET INCREASE (DECREASE) IN NET ASSETS	3,729,849	71,559	2,308,118	(1,257,896)	384,690	26,034
NET ASSETS
Beginning of Year	12,908,911	12,837,352	12,582,866	13,840,762	1,167,043	1,141,009
End of Year	$16,638,760	$12,908,911	$14,890,984	$12,582,866	$1,551,733	$1,167,043

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS		American Funds IS International		American Funds IS Managed Risk
	International Class 4		Growth and Income Class 4		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,250	$18,649	$23,388	$11,625	$141,342	$2,513
Realized gain (loss) on investments	(83,371)	111,528	17,870	(85,488)	546,598	440,127
Change in net unrealized appreciation (depreciation) on investments	745,113	(744,278)	372,513	(304,252)	1,404,835	(1,273,478)
Net Increase (Decrease) in Net Assets Resulting from Operations	664,992	(614,101)	413,771	(378,115)	2,092,775	(830,838)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	276,444	1,099,523	69,956	532,815	935,147	2,843,748
Transfers between variable and fixed accounts, net	(710,696)	106,078	(4,582)	(377,562)	120,180	131,635
Contract benefits and terminations	(220,584)	(54,465)	(228,276)	(130,628)	(1,389,044)	(746,381)
Contract charges and deductions	(1,234)	(519)	(262)	(293)	(89,850)	(83,678)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(33)	(28)	(15)	31	50	1,367
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(656,103)	1,150,589	(163,179)	24,363	(423,517)	2,146,691
NET INCREASE (DECREASE) IN NET ASSETS	8,889	536,488	250,592	(353,752)	1,669,258	1,315,853
NET ASSETS
Beginning of Year	3,432,023	2,895,535	2,044,405	2,398,157	12,692,365	11,376,512
End of Year	$3,440,912	$3,432,023	$2,294,997	$2,044,405	$14,361,623	$12,692,365

	American Funds IS		American Funds IS U.S. Government/		BlackRock Capital Appreciation
	New World Fund Class 4		AAA-Rated Securities Class 4		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,774)	$(12,264)	$8,380	$5,032	$(3,803)	$(3,890)
Realized gain (loss) on investments	69,918	36,501	(1,479)	(31,115)	80,200	139,619
Change in net unrealized appreciation (depreciation) on investments	525,187	(395,952)	47,242	15,278	44,613	(122,086)
Net Increase (Decrease) in Net Assets Resulting from Operations	584,331	(371,715)	54,143	(10,805)	121,010	13,643
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	303,774	497,731	241,416	160,534	38	—
Transfers between variable and fixed accounts, net	404,696	153,753	83,648	(19,625)	(15,058)	(53,254)
Contract benefits and terminations	(432,172)	(379,414)	(152,311)	(38,866)	(13,049)	(16,026)
Contract charges and deductions	(837)	(791)	(545)	(403)	(4,623)	(4,903)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(140)	135	(20)	141	(3)	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	275,321	271,414	172,188	101,781	(32,695)	(74,180)
NET INCREASE (DECREASE) IN NET ASSETS	859,652	(100,301)	226,331	90,976	88,315	(60,537)
NET ASSETS
Beginning of Year	2,062,018	2,162,319	1,500,443	1,409,467	405,551	466,088
End of Year	$2,921,670	$2,062,018	$1,726,774	$1,500,443	$493,866	$405,551

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	BlackRock Global Allocation		BlackRock 60/40 Target		Fidelity VIP Contrafund
	V.I. Class III		Allocation ETF V.I. Class I		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(129,758)	$(702,689)	$50,119	$(7,502)	$(245,947)	$(169,385)
Realized gain (loss) on investments	4,071,793	5,702,049	47,665	36,959	2,316,918	1,372,357
Change in net unrealized appreciation (depreciation) on investments	13,761,052	(16,801,451)	552,735	(206,551)	3,574,984	(2,874,672)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,703,087	(11,802,091)	650,519	(177,094)	5,645,955	(1,671,700)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,979,777	3,276,075	872,004	165,620	1,778,502	3,483,378
Transfers between variable and fixed accounts, net	(3,004,672)	(2,261,563)	1,000,886	88,897	857,891	937,611
Contract benefits and terminations	(21,050,708)	(15,384,544)	(84,904)	(50,011)	(1,345,152)	(1,278,401)
Contract charges and deductions	(997,043)	(1,124,164)	(402)	(121)	(4,083)	(3,366)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(3,459)	1,443	(1,239)	70	144	1,698
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(21,076,105)	(15,492,753)	1,786,345	204,455	1,287,302	3,140,920
NET INCREASE (DECREASE) IN NET ASSETS	(3,373,018)	(27,294,844)	2,436,864	27,361	6,933,257	1,469,220
NET ASSETS
Beginning of Year	119,103,716	146,398,560	2,672,552	2,645,191	18,380,807	16,911,587
End of Year	$115,730,698	$119,103,716	$5,109,416	$2,672,552	$25,314,064	$18,380,807

	Fidelity VIP FundsManager		Fidelity VIP Government		Fidelity VIP Strategic Income
	60% Service Class 2		Money Market Service Class		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$19,167	$(76,564)	$96,065	$5,089	$111,977	$163,672
Realized gain (loss) on investments	3,892,195	3,067,520	—	—	(47,556)	(29,163)
Change in net unrealized appreciation (depreciation) on investments	1,250,521	(5,320,116)	—	—	476,723	(396,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,161,883	(2,329,160)	96,065	5,089	541,144	(262,277)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	883,257	3,976,635	312,748	1,180,137	478,417	1,245,933
Transfers between variable and fixed accounts, net	1,688,002	911,626	15,963,463	13,050,055	(1,054,979)	843,621
Contract benefits and terminations	(3,934,514)	(4,022,081)	(13,055,394)	(10,690,853)	(310,739)	(655,090)
Contract charges and deductions	(232,855)	(236,250)	(9,675)	(9,752)	(1,282)	(1,050)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(16,350)	(113)	—	—
Other	(72)	1,401	71	178	(5)	6
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,596,182)	631,331	3,194,863	3,529,652	(888,588)	1,433,420
NET INCREASE (DECREASE) IN NET ASSETS	3,565,701	(1,697,829)	3,290,928	3,534,741	(347,444)	1,171,143
NET ASSETS
Beginning of Year	28,289,916	29,987,745	19,256,958	15,722,217	6,658,991	5,487,848
End of Year	$31,855,617	$28,289,916	$22,547,886	$19,256,958	$6,311,547	$6,658,991

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	First Trust Dorsey Wright		First Trust/Dow Jones		First Trust
	Tactical Core Class I		Dividend & Income Allocation Class I		Multi Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(17,309)	$(22,936)	$111,186	$111,658	$10,085	$8,104
Realized gain (loss) on investments	32,283	(8,483)	1,601,401	27,270	7,327	(5,821)
Change in net unrealized appreciation (depreciation) on investments	417,514	(210,793)	6,020,748	(2,961,560)	121,519	(64,326)
Net Increase (Decrease) in Net Assets Resulting from Operations	432,488	(242,212)	7,733,335	(2,822,632)	138,931	(62,043)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	325,466	587,490	3,514,512	3,110,418	38,274	46,820
Transfers between variable and fixed accounts, net	32,511	168,177	1,828,800	7,892,094	74,720	199,144
Contract benefits and terminations	(139,158)	(124,881)	(4,412,749)	(3,689,859)	(228,589)	(203,398)
Contract charges and deductions	(157)	(77)	(323,035)	(268,848)	(86)	(226)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	105	(18)	(287)	2,636	62	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	218,767	630,691	607,241	7,046,441	(115,619)	42,340
NET INCREASE (DECREASE) IN NET ASSETS	651,255	388,479	8,340,576	4,223,809	23,312	(19,703)
NET ASSETS
Beginning of Year	2,208,536	1,820,057	40,667,962	36,444,153	947,819	967,522
End of Year	$2,859,791	$2,208,536	$49,008,538	$40,667,962	$971,131	$947,819

	Franklin		Franklin		Franklin Income
	Allocation VIP Class 2		Allocation VIP Class 4		VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,106	$3,231	$221,586	$190,063	$490,503	$323,131
Realized gain (loss) on investments	7,662	2,893	541,661	306,627	116,308	(17,732)
Change in net unrealized appreciation (depreciation) on investments	8,715	(21,002)	1,015,808	(1,783,925)	815,686	(834,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,483	(14,878)	1,779,055	(1,287,235)	1,422,497	(529,019)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,744	—	791,383	262,032	901,388	1,268,840
Transfers between variable and fixed accounts, net	745	11,047	(472,350)	(329,397)	613,869	304,304
Contract benefits and terminations	(4,376)	(121,855)	(1,779,099)	(1,823,459)	(546,902)	(507,588)
Contract charges and deductions	(820)	(775)	(69,282)	(75,052)	(534)	(466)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(1)	5	255	91	(983)	22
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,292	(111,578)	(1,529,093)	(1,965,785)	966,838	1,065,112
NET INCREASE (DECREASE) IN NET ASSETS	26,775	(126,456)	249,962	(3,253,020)	2,389,335	536,093
NET ASSETS
Beginning of Year	102,361	228,817	10,570,813	13,823,833	9,219,075	8,682,982
End of Year	$129,136	$102,361	$10,820,775	$10,570,813	$11,608,410	$9,219,075

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Franklin Mutual Global		Franklin Rising		Templeton
	Discovery VIP Class 2		Dividends VIP Class 2		Global Bond VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$21,330	$72,850	$(6,048)	$(5,246)	$499,613	$(101,101)
Realized gain (loss) on investments	417,407	(79,729)	1,866,713	740,570	(159,492)	(79,337)
Change in net unrealized appreciation (depreciation) on investments	718,178	(750,949)	1,059,815	(1,458,339)	(284,363)	231,312
Net Increase (Decrease) in Net Assets Resulting from Operations	1,156,915	(757,828)	2,920,480	(723,015)	55,758	50,874
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	133,178	243,281	546,341	999,116	256,328	673,750
Transfers between variable and fixed accounts, net	(19,578)	84,650	140,574	(333,940)	104,471	904,753
Contract benefits and terminations	(799,079)	(695,867)	(1,525,028)	(993,778)	(1,055,686)	(755,690)
Contract charges and deductions	(14,767)	(15,210)	(2,514)	(2,468)	(4,704)	(4,862)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(77)	52	(101)	(197)	2	(273)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(700,323)	(383,094)	(840,728)	(331,267)	(699,589)	817,678
NET INCREASE (DECREASE) IN NET ASSETS	456,592	(1,140,922)	2,079,752	(1,054,282)	(643,831)	868,552
NET ASSETS
Beginning of Year	5,282,704	6,423,626	10,793,957	11,848,239	8,655,798	7,787,246
End of Year	$5,739,296	$5,282,704	$12,873,709	$10,793,957	$8,011,967	$8,655,798

	Ivy VIP		Ivy VIP		Janus Henderson
	Asset Strategy Class II		Energy Class II		Balanced Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,866)	$21,827	$(12,136)	$(12,669)	$950,141	$885,576
Realized gain (loss) on investments	(62,213)	50,588	(83,026)	(4,862)	5,500,676	4,053,857
Change in net unrealized appreciation (depreciation) on investments	300,617	(228,783)	113,460	(372,866)	34,232,197	(7,426,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	235,538	(156,368)	18,298	(390,397)	40,683,014	(2,486,729)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,289	35,162	129,095	57,973	28,700,398	27,797,106
Transfers between variable and fixed accounts, net	(1,377,831)	1,552,435	200,488	201,031	28,592,619	18,808,635
Contract benefits and terminations	(121,599)	(103,202)	(25,713)	(45,705)	(18,727,796)	(11,827,582)
Contract charges and deductions	(66)	(61)	(62)	(71)	(1,396,026)	(1,125,718)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	62	668	(18)	5	1,718	(6,937)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,493,145)	1,485,002	303,790	213,233	37,170,913	33,645,504
NET INCREASE (DECREASE) IN NET ASSETS	(1,257,607)	1,328,634	322,088	(177,164)	77,853,927	31,158,775
NET ASSETS
Beginning of Year	1,808,207	479,573	760,664	937,828	182,599,624	151,440,849
End of Year	$550,600	$1,808,207	$1,082,752	$760,664	$260,453,551	$182,599,624

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Janus Henderson		JPMorgan Insurance Trust		JPMorgan Insurance Trust
	Flexible Bond Service Shares		Global Allocation Class 2		Income Builder Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$30,375	$25,509	$1,179	$(7,634)	$16,860	$(12,577)
Realized gain (loss) on investments	(1,257)	(18,873)	16,929	9,336	2,267	876
Change in net unrealized appreciation (depreciation) on investments	116,539	(57,068)	36,223	(42,462)	85,156	(52,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	145,657	(50,432)	54,331	(40,760)	104,283	(64,125)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	78,951	150,603	33,221	64,073	36,723	41,917
Transfers between variable and fixed accounts, net	21,041	(94,256)	(445,928)	(262,779)	38,767	(235,853)
Contract benefits and terminations	(56,608)	(76,991)	(8,497)	(8,684)	(11,798)	(13,138)
Contract charges and deductions	(186)	(168)	(50)	(9)	(64)	(56)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	—	7	12	14	(5)	68
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	43,198	(20,805)	(421,242)	(207,385)	63,623	(207,062)
NET INCREASE (DECREASE) IN NET ASSETS	188,855	(71,237)	(366,911)	(248,145)	167,906	(271,187)
NET ASSETS
Beginning of Year	1,829,603	1,900,840	578,348	826,493	784,951	1,056,138
End of Year	$2,018,458	$1,829,603	$211,437	$578,348	$952,857	$784,951

	ClearBridge Variable		Lord Abbett		Lord Abbett
	Aggressive Growth - Class II		Bond Debenture Class VC		Total Return Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,625)	$(3,735)	$180,902	$112,173	$98,661	$127,635
Realized gain (loss) on investments	7,855	25,725	(13,260)	53,848	(49,692)	(31,816)
Change in net unrealized appreciation (depreciation) on investments	104,987	(78,894)	288,784	(358,898)	378,393	(216,167)
Net Increase (Decrease) in Net Assets Resulting from Operations	110,217	(56,904)	456,426	(192,877)	427,362	(120,348)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,968	195,431	540,675	541,893	265,075	369,203
Transfers between variable and fixed accounts, net	25,444	42,238	2,059,527	250,735	(176,201)	386,427
Contract benefits and terminations	(9,410)	(1,031)	(303,029)	(262,921)	(384,065)	(209,786)
Contract charges and deductions	(8)	(7)	(984)	(807)	(23,584)	(24,613)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(123)	(7)	103	(19)	82	(13)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	23,871	236,624	2,296,292	528,881	(318,693)	521,218
NET INCREASE (DECREASE) IN NET ASSETS	134,088	179,720	2,752,718	336,004	108,669	400,870
NET ASSETS
Beginning of Year	450,158	270,438	3,490,385	3,154,381	6,235,400	5,834,530
End of Year	$584,246	$450,158	$6,243,103	$3,490,385	$6,344,069	$6,235,400

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	MFS Massachusetts Investors		MFS Total Return Series -		MFS Utilities Series -
	Growth Stock - Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,107)	$(3,123)	$256,613	$210,635	$111,012	$(18,245)
Realized gain (loss) on investments	59,294	43,151	836,258	1,462,278	40,427	(5,289)
Change in net unrealized appreciation (depreciation) on investments	152,271	(35,840)	4,150,559	(3,980,521)	756,476	(11,866)
Net Increase (Decrease) in Net Assets Resulting from Operations	208,458	4,188	5,243,430	(2,307,608)	907,915	(35,400)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,836	—	1,323,767	2,136,722	423,997	214,527
Transfers between variable and fixed accounts, net	(57,576)	(58,367)	(1,407,829)	(2,051,762)	46,250	361,765
Contract benefits and terminations	(30,460)	(26,299)	(2,914,425)	(3,119,853)	(726,936)	(427,029)
Contract charges and deductions	(4,970)	(4,939)	(212,809)	(250,786)	(497)	(488)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(41)	3	389	3,419	(50)	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(81,211)	(89,602)	(3,210,907)	(3,282,260)	(257,236)	148,783
NET INCREASE (DECREASE) IN NET ASSETS	127,247	(85,414)	2,032,523	(5,589,868)	650,679	113,383
NET ASSETS
Beginning of Year	572,076	657,490	29,731,199	35,321,067	3,929,868	3,816,485
End of Year	$699,323	$572,076	$31,763,722	$29,731,199	$4,580,547	$3,929,868

	MFS Value Series -		Neuberger Berman U.S. Equity Index		PIMCO All Asset All
	Service Class		PutWrite Strategy Class S		Authority - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$10,553	$4,981	$(1,581)	$(841)	$1,319	$1,763
Realized gain (loss) on investments	44,969	66,790	(84)	1,723	(28)	(358)
Change in net unrealized appreciation (depreciation) on investments	183,637	(178,984)	20,509	(11,264)	3,378	(8,479)
Net Increase (Decrease) in Net Assets Resulting from Operations	239,159	(107,213)	18,844	(10,382)	4,669	(7,074)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	15,152	—	—	93,542	1,293	—
Transfers between variable and fixed accounts, net	(27,548)	24,140	1,448	873	4,980	5,615
Contract benefits and terminations	(39,943)	(69,385)	(217)	—	—	(6,726)
Contract charges and deductions	(8,330)	(8,709)	(2)	—	(22)	(22)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(25)	3	(2)	—	(1)	(1)
Net Increase (Decrease) in Net Assets
Derived from Contract Owner Transactions	(60,694)	(53,951)	1,227	94,415	6,250	(1,134)
NET INCREASE (DECREASE) IN NET ASSETS	178,465	(161,164)	20,071	84,033	10,919	(8,208)
NET ASSETS
Beginning of Year	863,397	1,024,561	135,201	51,168	82,389	90,597
End of Year	$1,041,862	$863,397	$155,272	$135,201	$93,308	$82,389

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	PIMCO CommodityRealReturn				Schwab VIT
	Strategy - Advisor Class		Schwab VIT Balanced		Balanced with Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,323	$1,752	$32,836	$24,808	$98,277	$72,508
Realized gain (loss) on investments	(13,298)	(16,713)	22,954	(774)	111,076	50,069
Change in net unrealized appreciation (depreciation) on investments	33,369	(30,688)	367,423	(197,809)	1,033,812	(706,965)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,394	(45,649)	423,213	(173,775)	1,243,165	(584,388)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	133,443	48,871	618,840	172,777	838,620	265,901
Transfers between variable and fixed accounts, net	106,271	(24,160)	186,618	1,134	(704)	(95,024)
Contract benefits and terminations	(21,999)	(33,682)	(258,366)	(220,169)	(987,969)	(448,990)
Contract charges and deductions	(37)	(27)	(26,529)	(26,768)	(53,453)	(57,524)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(18)	3	(14)	6	(10)	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	217,660	(8,995)	520,549	(73,020)	(203,516)	(335,629)
NET INCREASE (DECREASE) IN NET ASSETS	249,054	(54,644)	943,762	(246,795)	1,039,649	(920,017)
NET ASSETS
Beginning of Year	248,874	303,518	2,985,903	3,232,698	7,464,217	8,384,234
End of Year	$497,928	$248,874	$3,929,665	$2,985,903	$8,503,866	$7,464,217

			State Street		VanEck VIP
	Schwab VIT Growth		Total Return V.I.S. Class 3		Global Hard Assets Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$60,705	$87,222	$131,124	$97,836	$(12,045)	$(13,996)
Realized gain (loss) on investments	123,672	(14,451)	(567,543)	4,360,427	(52,534)	(4,201)
Change in net unrealized appreciation (depreciation) on investments	699,300	(560,867)	2,924,970	(6,105,193)	147,959	(306,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	883,677	(488,096)	2,488,551	(1,646,930)	83,380	(324,719)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	47,125	3,099,800	382,095	866,356	64,366	25,683
Transfers between variable and fixed accounts, net	(185,913)	93,890	(396,809)	(64,121)	114,596	(83,296)
Contract benefits and terminations	(516,815)	(3,654,466)	(2,463,089)	(3,810,876)	(101,357)	(50,726)
Contract charges and deductions	(36,317)	(37,373)	(187,035)	(212,894)	(491)	(469)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	16	9	317	219	(2)	45
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(691,904)	(498,140)	(2,664,521)	(3,221,316)	77,112	(108,763)
NET INCREASE (DECREASE) IN NET ASSETS	191,773	(986,236)	(175,970)	(4,868,246)	160,492	(433,482)
NET ASSETS
Beginning of Year	4,632,531	5,618,767	18,863,671	23,731,917	811,546	1,245,028
End of Year	$4,824,304	$4,632,531	$18,687,701	$18,863,671	$972,038	$811,546

See Notes to Financial Statements

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS

      A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2019	$10.79	$11.32	84,473	$927,796	0.00%	0.30%	1.70%	9.06%	10.37%
2018	9.89	10.30	65,415	664,366	0.00%	0.30%	1.70%	(3.60)%	(2.43)%
2017	10.26	10.51	20,061	208,254	0.00%	0.50%	1.70%	3.24%	3.86%
2016	9.94	10.04	12,191	121,924	0.00%	1.10%	1.70%	3.78%	3.99%
08/06/2015 - 12/31/2015	9.63	9.64	3,205	30,890	0.00%	1.20%	1.40%	(1.90)%	(1.90)%
Diversified Bond Class I
2019	$11.72	$17.73	709,361	$9,113,387	0.00%	0.30%	1.85%	10.93%	12.66%
2018	10.54	15.75	697,874	8,213,416	0.00%	0.30%	1.85%	(3.18)%	(1.65)%
2017	10.76	16.03	642,889	7,817,230	0.00%	0.30%	2.00%	4.93%	6.45%
2016	10.42	15.06	581,677	6,861,740	0.00%	0.40%	2.00%	3.12%	4.62%
2015	10.09	14.40	560,594	6,636,804	0.00%	0.40%	1.85%	(0.80)%	0.65%
Floating Rate Income Class I
2019	$11.05	$12.25	955,570	$10,976,299	0.00%	0.30%	1.95%	6.18%	7.78%
2018	10.45	11.38	360,146	3,888,142	0.00%	0.30%	1.85%	(1.82)%	(0.43)%
2017	10.71	11.43	181,686	1,988,122	0.00%	0.40%	1.85%	1.92%	3.35%
2016	10.49	11.06	173,983	1,858,366	0.00%	0.40%	1.85%	6.40%	7.95%
2015	9.86	10.24	159,406	1,592,701	0.00%	0.40%	1.85%	(0.98)%	0.46%
High Yield Bond Class I
2019	$11.91	$28.14	491,134	$7,253,178	0.00%	0.30%	1.85%	11.89%	13.64%
2018	10.51	24.79	487,744	6,568,609	0.00%	0.30%	1.85%	(5.05)%	(3.66)%
2017	10.92	25.73	477,503	6,903,679	0.00%	0.40%	2.00%	5.78%	7.32%
2016	10.59	24.06	532,834	7,526,231	0.00%	0.40%	2.00%	13.26%	14.91%
2015	9.34	21.15	460,301	5,851,028	0.00%	0.40%	1.85%	(6.39)%	(5.02)%
Inflation Managed Class I
2019	$9.24	$23.99	553,542	$7,016,755	0.00%	0.30%	1.85%	6.65%	8.32%
2018	8.66	22.39	586,240	7,045,475	0.00%	0.30%	1.95%	(3.96)%	(2.55)%
2017	9.02	23.21	603,856	7,633,227	0.00%	0.40%	1.95%	1.69%	3.27%
2016	8.85	22.70	527,534	6,855,469	0.00%	0.40%	1.95%	3.09%	4.70%
2015	8.57	21.90	553,381	7,553,048	0.00%	0.40%	1.95%	(4.93)%	(3.45)%
Inflation Strategy Class I
2019	$8.87	$10.37	75,625	$715,671	0.00%	0.30%	1.85%	5.83%	6.63%
2018	8.37	10.09	89,684	806,126	0.00%	0.30%	1.85%	(3.35)%	(2.62)%
2017	8.64	9.98	67,309	622,078	0.00%	1.10%	1.85%	1.26%	2.02%
2016	8.52	9.79	96,751	880,710	0.00%	1.10%	1.85%	0.00%	0.75%
2015	8.51	9.71	76,059	701,270	0.00%	1.10%	1.85%	(4.98)%	(4.27)%
Managed Bond Class I
2019	$10.40	$27.05	1,122,637	$15,081,298	0.00%	0.30%	1.85%	6.50%	8.17%
2018	9.81	25.29	1,187,503	15,140,718	0.00%	0.30%	1.95%	(2.43)%	(1.00)%
2017	10.04	25.80	1,153,959	15,152,953	0.00%	0.40%	1.95%	2.70%	4.30%
2016	9.76	24.98	1,098,276	14,328,908	0.00%	0.40%	1.95%	0.89%	2.46%
2015	9.65	24.63	1,037,994	13,832,302	0.00%	0.40%	1.95%	(1.38)%	0.16%
Short Duration Bond Class I
2019	$9.73	$12.92	1,313,292	$13,421,340	0.00%	0.30%	1.95%	2.21%	3.91%
2018	9.52	12.44	1,004,803	10,024,575	0.00%	0.30%	1.95%	(0.83)%	0.73%
2017	9.56	12.35	969,694	9,675,384	0.00%	0.40%	2.00%	(0.69)%	0.85%
2016	9.61	12.25	1,019,774	10,266,815	0.00%	0.40%	2.00%	(0.27)%	1.28%
2015	9.62	12.09	893,536	8,980,912	0.00%	0.40%	1.95%	(1.62)%	(0.09)%
Emerging Markets Debt Class I
2019	$10.36	$12.31	172,215	$1,892,055	0.00%	0.75%	1.95%	7.40%	8.70%
2018	9.80	11.32	142,320	1,458,698	0.00%	0.75%	1.95%	(7.29)%	(6.16)%
2017	10.37	12.06	166,374	1,838,065	0.00%	0.75%	1.95%	10.92%	12.25%
2016	9.34	10.75	158,919	1,594,376	0.00%	0.40%	1.95%	14.77%	16.15%
2015	8.19	9.37	88,290	769,447	0.00%	0.40%	1.95%	(6.27)%	(4.80)%
Comstock Class I
2019	$12.84	$25.51	171,176	$3,461,384	0.00%	0.30%	1.85%	22.43%	24.10%
2018	10.35	20.61	187,704	3,048,702	0.00%	0.50%	1.85%	(13.99)%	(12.81)%
2017	11.87	23.74	198,102	3,722,395	0.00%	0.40%	1.85%	15.61%	16.89%
2016	13.61	21.77	222,914	3,679,755	0.00%	0.40%	1.85%	15.35%	17.03%
2015	11.78	18.60	213,733	3,060,372	0.00%	0.40%	1.85%	(7.77)%	(6.42)%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Developing Growth Class I
2019	$17.87	$29.15	335,639	$6,639,964	0.00%	0.30%	1.85%	29.48%	31.51%
2018	13.67	22.19	279,675	4,343,377	0.00%	0.30%	1.85%	3.61%	5.13%
2017	13.35	21.11	190,095	2,859,235	0.00%	0.40%	1.85%	27.84%	29.70%
2016	10.44	16.27	212,591	2,523,344	0.00%	0.40%	1.85%	(4.24)%	(2.85)%
2015	10.90	16.96	231,229	2,869,194	0.00%	0.40%	1.85%	(10.03)%	(8.72)%
Dividend Growth Class I
2019	$15.37	$32.64	887,848	$19,734,773	0.00%	0.30%	1.85%	28.24%	30.25%
2018	11.82	25.09	751,574	13,104,496	0.00%	0.30%	1.95%	(3.10)%	(1.68)%
2017	16.31	25.52	678,693	12,355,635	0.00%	0.40%	1.95%	16.78%	18.60%
2016	13.95	21.52	725,474	11,301,565	0.00%	0.40%	1.95%	9.32%	11.02%
2015	12.74	19.38	678,979	9,642,123	0.00%	0.40%	1.95%	0.12%	1.68%
Equity Index Class I
2019	$15.28	$54.77	4,506,520	$98,603,385	0.00%	0.30%	1.95%	28.57%	30.70%
2018	11.72	42.36	4,671,197	79,353,834	0.00%	0.30%	1.95%	(6.58)%	(5.11)%
2017	12.36	45.10	3,863,099	70,503,346	0.00%	0.40%	2.00%	19.14%	21.00%
2016	14.21	37.65	2,938,550	45,049,283	0.00%	0.40%	2.00%	9.46%	11.17%
2015	12.95	34.20	2,389,359	32,998,891	0.00%	0.40%	1.95%	(0.81)%	0.74%
Focused Growth Class I
2019	$18.51	$49.38	348,255	$10,046,830	0.00%	0.30%	1.95%	32.85%	35.06%
2018	13.73	37.06	381,528	8,333,146	0.00%	0.30%	1.95%	2.95%	3.99%
2017	16.65	35.89	341,155	7,146,274	0.00%	0.95%	1.95%	27.01%	28.28%
2016	13.09	28.17	196,845	3,341,754	0.00%	0.75%	1.95%	0.37%	1.38%
2015	13.02	27.98	190,795	3,333,850	0.00%	0.95%	1.95%	7.97%	8.89%
Growth Class I
2019	$18.65	$69.38	362,437	$9,562,350	0.00%	0.30%	1.85%	35.60%	37.72%
2018	13.57	50.93	296,936	5,766,650	0.00%	0.30%	1.95%	0.52%	1.89%
2017	13.32	50.44	246,431	4,827,751	0.00%	0.50%	1.95%	29.11%	30.66%
2016	14.08	38.86	210,446	3,171,087	0.00%	0.75%	1.95%	0.24%	1.25%
2015	14.01	38.55	245,757	3,807,222	0.00%	0.95%	1.95%	5.39%	6.45%
Large-Cap Growth Class I
2019	$18.17	$30.22	395,640	$9,673,246	0.00%	0.30%	1.85%	29.92%	31.95%
2018	13.71	23.20	448,893	8,427,029	0.00%	0.30%	1.85%	0.01%	1.48%
2017	15.20	23.14	395,733	7,380,870	0.00%	0.40%	1.85%	31.25%	33.16%
2016	11.53	17.59	284,068	3,969,403	0.00%	0.40%	1.85%	(1.33)%	0.11%
2015	11.63	17.78	305,199	4,391,393	0.00%	0.40%	1.85%	4.14%	5.67%
Large-Cap Value Class I
2019	$13.34	$29.38	352,323	$6,609,054	0.00%	0.30%	1.85%	26.11%	28.08%
2018	10.37	23.93	337,585	5,035,426	0.00%	0.30%	1.85%	(11.02)%	(9.71)%
2017	11.50	26.77	316,304	5,459,856	0.00%	0.40%	1.85%	11.87%	13.49%
2016	13.52	23.82	317,359	5,006,245	0.00%	0.40%	1.85%	10.80%	12.42%
2015	12.19	21.41	344,106	4,834,627	0.00%	0.40%	1.85%	(4.76)%	(3.37)%
Main Street Core Class I
2019	$14.38	$42.88	289,627	$6,384,950	0.00%	0.40%	1.85%	29.71%	31.60%
2018	10.93	32.91	289,422	4,953,819	0.00%	0.40%	1.85%	(9.44)%	(8.11)%
2017	16.78	36.17	200,058	3,905,960	0.00%	0.40%	1.85%	14.94%	16.62%
2016	14.57	31.33	183,407	3,164,073	0.00%	0.40%	1.85%	9.78%	11.38%
2015	13.26	28.41	188,783	2,957,052	0.00%	0.40%	1.85%	1.46%	2.94%
Mid-Cap Equity Class I
2019	$13.65	$46.45	272,595	$5,742,899	0.00%	0.30%	1.85%	18.63%	20.48%
2018	11.36	38.98	259,053	4,593,737	0.00%	0.30%	1.95%	(11.38)%	(9.99)%
2017	12.64	43.78	402,480	7,946,483	0.00%	0.30%	1.95%	21.88%	23.78%
2016	13.77	35.73	311,336	5,263,180	0.00%	0.40%	1.95%	16.15%	17.95%
2015	11.78	30.59	322,367	4,687,047	0.00%	0.40%	1.95%	(0.40)%	1.16%
Mid-Cap Growth Class I
2019	$17.55	$30.93	446,944	$10,075,956	0.00%	0.30%	1.85%	35.91%	38.04%
2018	12.74	22.72	481,494	8,020,409	0.00%	0.30%	1.85%	(1.68)%	(0.24)%
2017	12.79	23.08	328,318	5,815,785	0.00%	0.40%	1.85%	25.16%	26.98%
2016	11.62	18.42	324,492	4,660,876	0.00%	0.40%	1.85%	4.33%	5.85%
2015	11.17	17.64	336,671	4,633,991	0.00%	0.40%	1.85%	(7.46)%	(6.10)%

See Notes to Financial Statements

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Mid-Cap Value Class I
2019	$12.84	$34.75	193,122	$3,864,584	0.00%	0.30%	1.85%	27.56%	29.55%
2018	9.91	26.85	199,407	3,173,198	0.00%	0.30%	1.95%	(16.36)%	(15.14)%
2017	15.63	31.64	174,947	3,453,554	0.00%	0.40%	1.95%	13.24%	15.00%
2016	13.75	27.51	151,930	2,668,493	0.00%	0.40%	1.95%	13.07%	14.83%
2015	12.12	23.96	149,988	2,414,417	0.00%	0.40%	1.95%	(2.30)%	(0.77)%
Small-Cap Equity Class I
2019	$11.94	$29.72	153,500	$2,701,005	0.00%	0.30%	1.85%	21.69%	23.59%
2018	9.68	24.32	163,209	2,417,091	0.00%	0.30%	1.85%	(14.52)%	(13.56)%
2017	15.43	28.32	172,775	3,158,942	0.00%	0.75%	2.00%	6.73%	7.91%
2016	14.50	26.41	157,472	2,790,681	0.00%	0.75%	2.00%	28.04%	29.45%
2015	11.31	20.54	68,695	943,665	0.00%	0.75%	1.85%	(9.57)%	(8.57)%
Small-Cap Index Class I
2019	$12.82	$36.58	519,616	$10,135,506	0.00%	0.30%	1.85%	22.51%	24.42%
2018	10.32	29.43	563,132	8,832,089	0.00%	0.30%	1.85%	(13.18)%	(11.82)%
2017	11.73	33.40	482,136	8,846,277	0.00%	0.30%	1.85%	11.98%	13.61%
2016	14.21	29.40	280,176	4,889,245	0.00%	0.40%	1.85%	18.46%	20.18%
2015	11.99	24.46	265,374	3,901,626	0.00%	0.40%	1.85%	(6.67)%	(5.31)%
Small-Cap Value Class I
2019	$11.27	$52.16	227,711	$4,433,328	0.00%	0.30%	1.85%	20.34%	22.10%
2018	9.24	42.72	229,777	3,727,294	0.00%	0.40%	1.85%	(17.83)%	(16.63)%
2017	15.87	51.24	241,040	4,811,760	0.00%	0.40%	1.85%	6.67%	8.22%
2016	14.92	47.35	247,391	4,843,472	0.00%	0.40%	1.85%	27.23%	29.08%
2015	11.71	36.68	181,602	2,894,467	0.00%	0.40%	1.85%	(6.09)%	(4.72)%
Value Advantage Class I
2019	$13.28	$18.58	102,221	$1,826,738	0.00%	0.50%	1.85%	24.63%	26.33%
2018	10.51	14.75	98,472	1,401,855	0.00%	0.50%	1.85%	(10.74)%	(9.52)%
2017	11.61	16.34	80,226	1,269,254	0.00%	0.50%	1.85%	12.23%	13.47%
2016	13.83	14.40	71,265	999,552	0.00%	0.75%	1.85%	14.36%	15.10%
2015	12.10	12.31	40,726	498,270	0.00%	1.15%	1.85%	(6.39)%	(5.83)%
Emerging Markets Class I
2019	$12.23	$79.33	496,074	$8,280,900	0.00%	0.30%	1.95%	23.18%	25.23%
2018	9.86	63.42	540,280	7,351,415	0.00%	0.30%	1.95%	(13.70)%	(12.26)%
2017	11.35	72.35	498,036	7,916,505	0.00%	0.30%	2.00%	31.93%	33.98%
2016	8.55	54.00	417,081	5,314,661	0.00%	0.40%	2.00%	4.41%	6.04%
2015	8.14	50.92	411,445	5,139,321	0.00%	0.40%	1.95%	(15.71)%	(14.39)%
International Large-Cap Class I
2019	$13.60	$29.23	466,577	$7,485,650	0.00%	0.30%	1.95%	25.56%	27.65%
2018	10.82	22.92	496,763	6,331,408	0.00%	0.30%	1.95%	(13.52)%	(12.08)%
2017	12.49	26.09	466,025	6,931,724	0.00%	0.30%	1.95%	25.06%	27.00%
2016	9.97	20.54	481,550	5,805,129	0.00%	0.40%	1.95%	(2.00)%	(0.47)%
2015	10.16	20.64	506,410	6,241,401	0.00%	0.40%	1.95%	(2.36)%	(0.83)%
International Small-Cap Class I
2019	$11.57	$19.95	107,214	$1,511,569	0.00%	0.30%	1.95%	17.75%	19.71%
2018	9.76	16.74	104,521	1,231,591	0.00%	0.30%	1.95%	(23.67)%	(22.47)%
2017	12.71	21.67	92,978	1,417,392	0.00%	0.40%	1.95%	29.38%	31.39%
2016	9.77	16.55	152,731	1,873,118	0.00%	0.40%	1.95%	1.43%	3.01%
2015	9.57	15.90	188,628	2,254,459	0.00%	0.40%	1.95%	4.37%	6.00%
International Value Class I
2019	$7.37	$14.66	389,627	$4,264,093	0.00%	0.30%	1.85%	14.46%	16.25%
2018	6.41	12.68	369,318	3,489,365	0.00%	0.30%	1.95%	(16.53)%	(15.30)%
2017	7.64	15.12	324,316	3,647,299	0.00%	0.40%	1.95%	19.23%	21.09%
2016	6.37	12.61	343,451	3,265,942	0.00%	0.40%	1.95%	0.99%	2.57%
2015	6.27	12.42	332,798	3,079,004	0.00%	0.40%	1.95%	(4.52)%	(3.02)%
Health Sciences Class I
2019	$14.69	$63.82	828,592	$24,289,103	0.00%	0.30%	1.85%	23.46%	25.39%
2018	11.83	51.59	859,760	20,675,352	0.00%	0.30%	1.95%	5.91%	7.57%
2017	11.11	54.42	737,222	16,898,205	0.00%	0.30%	2.00%	21.58%	23.23%
2016	15.41	44.16	783,083	15,092,117	0.00%	0.60%	2.00%	(7.78)%	(6.53)%
2015	16.68	47.25	816,019	18,087,349	0.00%	0.60%	1.95%	7.47%	8.93%

See Notes to Financial Statements

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Real Estate Class I
2019	$12.16	$63.11	399,306	$7,440,600	0.00%	0.40%	1.85%	28.88%	30.76%
2018	9.38	48.75	398,991	5,670,003	0.00%	0.40%	1.85%	(9.16)%	(7.82)%
2017	10.27	53.42	421,003	6,532,523	0.00%	0.40%	1.85%	1.35%	2.82%
2016	12.03	52.48	531,700	8,013,604	0.00%	0.40%	2.00%	4.64%	6.17%
2015	11.49	49.92	459,686	6,635,007	0.00%	0.40%	1.85%	(0.34)%	1.12%
Technology Class I
2019	$12.60	$23.98	582,717	$12,290,994	0.00%	0.30%	1.85%	33.82%	35.91%
2018	9.37	17.87	560,414	8,791,315	0.00%	0.30%	1.85%	(0.09)%	1.18%
2017	9.34	17.84	379,347	5,907,740	0.00%	0.60%	2.00%	36.25%	37.96%
2016	6.82	13.06	302,293	3,426,037	0.00%	0.60%	2.00%	(8.32)%	(7.17)%
2015	7.41	14.21	206,048	2,550,653	0.00%	0.60%	1.85%	(4.82)%	(3.62)%
Currency Strategies Class I
2019	$10.13	$10.67	20,627	$215,295	0.00%	1.15%	1.80%	(1.13)%	(0.58)%
2018	10.19	10.73	58,464	611,968	0.00%	1.15%	1.80%	4.07%	4.65%
2017	9.84	10.25	18,550	186,254	0.00%	1.15%	1.70%	(5.21)%	(4.69)%
2016	10.39	10.76	15,573	164,285	0.00%	1.15%	1.80%	3.12%	3.69%
2015	10.07	10.37	18,103	184,640	0.00%	1.15%	1.80%	(0.28)%	0.27%
Pacific Dynamix - Conservative Growth Class I
2019	$11.45	$18.68	3,246,329	$46,302,731	0.00%	0.30%	1.85%	13.35%	15.12%
2018	10.05	16.37	3,207,983	40,569,227	0.00%	0.30%	2.00%	(5.62)%	(4.13)%
2017	11.10	17.22	3,164,286	42,949,805	0.00%	0.30%	1.85%	7.93%	9.12%
2016	10.94	15.84	3,133,268	39,895,672	0.00%	0.75%	1.85%	4.88%	6.04%
2015	10.41	15.00	2,919,205	35,959,797	0.00%	0.75%	1.85%	(2.91)%	(1.84)%
Pacific Dynamix - Moderate Growth Class I
2019	$11.88	$23.27	9,147,626	$143,286,925	0.00%	0.30%	1.85%	16.76%	18.58%
2018	10.12	19.69	9,552,450	130,370,211	0.00%	0.30%	1.85%	(7.27)%	(5.81)%
2017	10.86	20.96	9,178,038	137,693,884	0.00%	0.30%	1.85%	11.71%	13.11%
2016	11.42	18.82	8,488,214	115,689,734	0.00%	0.40%	1.85%	6.47%	8.02%
2015	10.71	17.42	7,630,663	99,802,478	0.00%	0.40%	1.85%	(3.65)%	(2.58)%
Pacific Dynamix - Growth Class I
2019	$13.55	$27.81	1,913,691	$33,535,855	0.00%	0.30%	2.00%	20.50%	22.57%
2018	11.06	22.71	1,768,089	26,509,842	0.00%	0.30%	2.00%	(9.13)%	(7.56)%
2017	11.96	24.59	1,609,615	28,410,547	0.00%	0.30%	2.00%	15.20%	17.05%
2016	11.91	21.01	1,483,287	23,366,573	0.00%	0.40%	2.00%	8.00%	9.73%
2015	11.01	19.15	1,361,612	20,221,581	0.00%	0.40%	2.00%	(4.38)%	(2.84)%
Portfolio Optimization Conservative Class I
2019	$11.37	$13.88	6,575,306	$81,073,618	0.00%	0.30%	2.00%	9.98%	11.75%
2018	10.31	12.42	6,628,580	74,015,064	0.00%	0.40%	2.00%	(5.30)%	(3.77)%
2017	10.81	12.91	7,401,626	86,914,663	0.00%	0.40%	2.00%	5.25%	6.95%
2016	10.25	12.07	8,451,665	93,943,456	0.00%	0.40%	2.00%	3.74%	5.41%
2015	9.86	11.45	7,941,851	85,084,146	0.00%	0.40%	2.00%	(2.01)%	(0.43)%
Portfolio Optimization Moderate-Conservative Class I
2019	$11.32	$15.15	10,730,343	$145,453,637	0.00%	0.40%	2.00%	13.00%	14.82%
2018	9.95	13.22	12,119,762	144,853,069	0.00%	0.40%	2.00%	(6.88)%	(5.37)%
2017	11.78	14.02	13,890,856	177,653,644	0.00%	0.40%	2.00%	8.60%	10.35%
2016	10.82	12.75	15,421,606	180,861,828	0.00%	0.40%	2.00%	4.68%	6.36%
2015	10.28	12.03	16,700,407	186,390,717	0.00%	0.40%	2.00%	(2.38)%	(0.81)%
Portfolio Optimization Moderate Class I
2019	$11.49	$16.73	34,268,716	$500,217,551	0.00%	0.30%	2.00%	16.11%	18.10%
2018	9.87	14.23	39,586,114	495,993,252	0.00%	0.30%	2.00%	(8.41)%	(6.83)%
2017	10.75	15.35	44,326,592	604,636,882	0.00%	0.30%	2.00%	10.98%	12.77%
2016	11.29	13.66	48,250,599	591,262,836	0.00%	0.40%	2.00%	5.95%	7.65%
2015	10.64	12.79	52,508,499	605,136,215	0.00%	0.40%	2.00%	(2.33)%	(0.76)%
Portfolio Optimization Growth Class I
2019	$11.99	$18.08	24,813,829	$388,792,075	0.00%	0.30%	2.00%	19.25%	21.29%
2018	9.98	15.10	27,777,699	363,800,807	0.00%	0.30%	2.00%	(10.02)%	(8.47)%
2017	11.02	16.71	31,235,884	453,337,016	0.00%	0.30%	2.00%	14.09%	15.92%
2016	11.83	14.59	35,536,541	450,974,394	0.00%	0.40%	2.00%	6.66%	8.38%
2015	11.05	13.63	38,578,679	457,758,467	0.00%	0.40%	2.00%	(2.30)%	(0.73)%

See Notes to Financial Statements

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Portfolio Optimization Aggressive-Growth Class I
2019	$15.29	$19.59	5,931,846	$96,008,850	0.00%	0.40%	2.00%	21.31%	23.27%
2018	12.56	15.95	6,674,915	88,788,383	0.00%	0.40%	2.00%	(11.20)%	(9.76)%
2017	14.17	17.83	7,428,849	110,883,550	0.00%	0.40%	2.00%	16.25%	18.12%
2016	12.14	15.27	8,450,562	108,124,444	0.00%	0.40%	2.00%	7.17%	8.89%
2015	11.28	14.20	9,742,780	115,945,064	0.00%	0.40%	2.00%	(2.87)%	(1.31)%
PSF DFA Balanced Allocation Class D
2019	$11.86	$12.85	764,898	$9,691,444	0.00%	0.30%	1.85%	17.55%	19.39%
2018	10.03	10.85	662,128	7,087,884	0.00%	0.30%	1.85%	(7.92)%	(6.47)%
2017	11.44	11.69	441,383	5,124,462	0.00%	0.30%	1.85%	10.91%	12.64%
07/07/2016 - 12/31/2016	10.15	10.46	43,644	454,213	0.00%	0.30%	1.85%	4.44%	4.44%
Invesco Oppenheimer V.I. Global Series II
2019	$14.03	$15.53	120,540	$1,724,083	0.65%	0.30%	1.85%	29.11%	31.06%
2018	10.85	11.85	128,226	1,412,270	0.87%	0.30%	1.85%	(14.99)%	(13.65)%
2017	12.76	13.72	240,744	3,098,476	0.62%	0.30%	1.85%	34.03%	34.83%
2016	9.55	9.62	9,893	94,774	0.13%	1.10%	1.70%	(1.84)%	(1.25)%
11/03/2015 - 12/31/2015	9.73	9.74	5,045	49,091	0.00%	1.10%	1.70%	(4.24)%	(4.24)%
Invesco Oppenheimer V.I. International Growth Series II
2019	$11.57	$13.26	52,091	$619,573	0.75%	0.30%	1.85%	25.86%	27.44%
2018	9.27	9.65	59,998	563,366	0.66%	0.40%	1.65%	(20.88)%	(19.87)%
2017	11.72	12.04	22,773	269,199	0.93%	0.40%	1.65%	24.69%	25.00%
03/18/2016 - 12/31/2016	9.45	9.47	5,412	51,180	0.77%	1.15%	1.65%	(2.92)%	(2.92)%
Invesco V.I. Balanced-Risk Allocation Series II
2019	$11.08	$21.53	1,374,948	$19,105,001	0.00%	0.60%	2.00%	12.61%	14.20%
2018	9.77	18.86	1,546,672	19,051,246	1.30%	0.60%	2.00%	(8.57)%	(7.27)%
2017	11.29	20.34	1,549,089	21,280,209	3.85%	0.40%	2.00%	7.66%	9.18%
2016	10.47	18.92	1,490,058	19,388,171	0.19%	0.40%	2.00%	9.31%	11.07%
2015	9.56	17.04	1,432,890	17,302,458	3.91%	0.40%	2.00%	(6.29)%	(4.78)%
Invesco V.I. Equity and Income Series II
2019	$12.96	$13.37	114,634	$1,507,427	2.36%	0.75%	1.70%	17.99%	19.11%
2018	10.96	11.27	101,613	1,125,702	1.83%	0.75%	1.80%	(11.26)%	(10.41)%
2017	12.25	12.63	197,701	2,463,734	2.11%	0.75%	1.80%	8.81%	9.95%
2016	11.17	11.53	79,244	901,716	1.83%	0.75%	1.80%	12.91%	13.98%
2015	9.82	10.15	45,239	453,779	2.80%	0.75%	1.80%	(4.32)%	(3.75)%
Invesco V.I. Global Real Estate Series II
2019	$11.43	$12.23	188,154	$2,231,980	4.10%	0.40%	1.85%	20.64%	22.16%
2018	9.54	10.01	152,127	1,493,586	3.72%	0.40%	1.85%	(7.92)%	(6.71)%
2017	10.34	10.73	167,746	1,770,011	4.33%	0.40%	1.80%	10.83%	12.28%
2016	9.35	9.56	52,674	498,551	1.37%	0.40%	1.70%	0.11%	1.41%
06/01/2015 - 12/31/2015	9.34	9.42	16,152	151,199	6.25%	0.40%	1.70%	(4.70)%	(4.70)%
American Century VP Mid Cap Value Class II
2019	$12.49	$21.75	252,942	$4,813,752	1.89%	0.30%	1.85%	26.63%	28.48%
2018	9.73	16.93	255,772	3,862,470	1.25%	0.40%	1.85%	(14.57)%	(13.31)%
2017	16.74	19.52	301,086	5,291,149	1.36%	0.40%	2.00%	9.43%	11.02%
2016	15.35	17.59	373,447	6,009,615	1.60%	0.40%	2.00%	20.47%	22.23%
2015	12.72	14.39	255,990	3,373,151	1.53%	0.40%	1.85%	(3.38)%	(1.97)%
American Funds IS Asset Allocation Class 4
2019	$12.06	$14.71	16,557,407	$223,794,339	1.70%	0.30%	2.00%	18.53%	20.56%
2018	10.15	12.25	17,415,254	197,418,663	1.44%	0.30%	2.00%	(6.73)%	(5.12)%
2017	10.85	12.97	17,806,184	215,128,897	1.38%	0.30%	2.00%	13.62%	15.56%
2016	10.11	11.28	16,916,478	178,894,703	1.45%	0.30%	2.00%	7.01%	8.73%
2015	9.81	10.41	15,387,942	151,177,761	8.99%	0.40%	2.00%	0.39%	0.39%
American Funds IS Blue Chip Income and Growth Class 4
2019	$12.95	$14.46	399,776	$5,650,160	1.98%	0.30%	1.85%	18.82%	20.67%
2018	10.75	12.03	390,306	4,614,962	2.01%	0.30%	1.85%	(10.60)%	(9.19)%
2017	11.89	13.31	288,982	3,803,353	1.71%	0.30%	2.00%	14.57%	15.83%
2016	11.33	11.49	239,306	2,730,442	2.98%	0.75%	2.00%	16.85%	16.85%
12/28/2015 - 12/31/2015	9.76	9.76	959	9,358	0.00%	1.40%	1.40%	(0.65)%	(0.65)%

See Notes to Financial Statements

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Outstanding	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Units	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Bond Class 4
2019	$10.54	$11.12	314,251	$3,408,548	2.65%	0.30%	1.85%	7.08%	8.75%
2018	9.84	10.22	242,152	2,433,875	2.60%	0.30%	1.85%	(2.71)%	(1.18)%
2017	10.12	10.36	161,501	1,658,809	2.63%	0.30%	1.85%	1.40%	2.52%
02/03/2016 - 12/31/2016	9.98	10.11	77,938	783,110	2.38%	0.75%	1.85%	(0.22)%	(0.22)%
American Funds IS Capital Income Builder Class 4
2019	$11.25	$12.43	360,381	$4,208,592	2.69%	0.30%	1.85%	15.46%	16.74%
2018	9.75	10.26	327,111	3,284,034	2.72%	0.75%	1.85%	(8.96)%	(7.95)%
2017	10.71	11.15	276,765	3,029,553	2.58%	0.75%	1.85%	10.59%	11.81%
2016	9.68	9.97	226,220	2,226,355	3.14%	0.75%	1.85%	1.89%	3.01%
2015	9.50	9.68	170,738	1,637,397	2.59%	0.75%	1.85%	(3.50)%	(2.53)%
American Funds IS Global Balanced Class 4
2019	$12.76	$13.43	259,920	$3,415,773	1.26%	0.30%	1.85%	18.06%	19.85%
2018	10.83	11.21	206,302	2,280,361	1.33%	0.30%	1.85%	(7.90)%	(6.59)%
2017	11.79	12.04	88,034	1,051,289	1.73%	0.30%	1.70%	17.37%	18.49%
2016	10.05	10.16	23,852	241,375	2.38%	0.75%	1.70%	2.97%	2.97%
12/30/2015-12/31/2015	9.82	9.82	1,546	15,174	0.00%	1.20%	1.20%	(0.65)%	(0.65)%
American Funds IS Global Bond Class 4
2019	$10.50	$11.20	126,073	$1,353,254	1.55%	0.30%	1.85%	5.57%	7.21%
2018	9.95	10.45	62,484	633,509	1.21%	0.30%	1.85%	(3.28)%	(2.35)%
2017	10.31	10.55	75,149	782,581	0.43%	0.75%	1.80%	4.73%	5.84%
03/07/2016 - 12/31/2016	9.85	9.97	59,307	586,419	0.84%	0.75%	1.80%	(5.36)%	(5.36)%
American Funds IS Global Growth and Income Class 4
2019	$14.43	$15.07	133,512	$1,966,633	1.65%	0.30%	1.85%	28.40%	30.34%
2018	11.22	11.62	159,993	1,821,983	1.65%	0.30%	1.85%	(11.51)%	(10.57)%
2017	12.70	12.99	123,978	1,588,580	2.32%	0.75%	1.80%	23.59%	24.64%
2016	10.28	10.38	141,828	1,462,576	2.94%	0.95%	1.80%	5.13%	6.03%
11/10/2015 - 12/31/2015	9.77	9.79	13,842	135,364	See Note (5)	0.95%	1.80%	(1.67)%	(1.67)%
American Funds IS Global Growth Class 4
2019	$16.00	$17.39	223,295	$3,816,671	0.97%	0.30%	1.85%	32.40%	34.47%
2018	11.92	13.03	207,463	2,665,032	0.50%	0.30%	1.85%	(10.91)%	(9.92)%
2017	14.07	14.52	223,084	3,200,914	0.70%	0.75%	1.85%	28.72%	30.14%
2016	10.85	11.20	144,630	1,600,837	0.54%	0.75%	2.00%	(1.47)%	(0.38)%
2015	10.91	11.28	177,467	1,985,569	2.05%	0.75%	1.85%	4.79%	5.42%
American Funds IS Global Small Capitalization Class 4
2019	$13.70	$14.64	98,191	$1,375,775	0.01%	0.30%	1.85%	28.84%	30.85%
2018	10.63	11.19	91,069	984,226	0.02%	0.30%	1.85%	(12.45)%	(11.48)%
2017	12.15	12.44	66,264	813,505	0.43%	0.75%	1.85%	23.76%	24.69%
2016	9.89	9.98	31,844	315,410	0.33%	0.75%	1.50%	0.74%	0.74%
12/09/2015 - 12/31/2015	9.86	9.86	202	1,995	0.00%	1.10%	1.10%	(0.27)%	(0.27)%
American Funds IS Growth Class 4
2019	$16.68	$20.13	977,419	$16,638,760	0.57%	0.30%	1.85%	28.05%	30.05%
2018	12.77	15.55	975,971	12,908,911	0.26%	0.30%	1.85%	(2.34)%	(0.90)%
2017	13.35	15.75	951,964	12,837,352	0.48%	0.40%	1.85%	25.65%	27.47%
2016	10.62	12.39	825,865	8,821,890	0.57%	0.40%	1.85%	7.22%	8.78%
2015	9.91	11.43	864,241	8,573,852	4.15%	0.40%	1.85%	5.58%	5.58%
American Funds IS Growth-Income Class 4
2019	$15.06	$17.63	958,573	$14,890,984	1.49%	0.30%	1.85%	23.55%	25.35%
2018	12.02	14.12	1,006,401	12,582,866	1.20%	0.30%	1.85%	(3.86)%	(2.45)%
2017	12.82	14.52	1,068,686	13,840,762	1.48%	0.40%	1.85%	19.85%	21.59%
2016	10.69	11.98	835,829	8,987,251	1.38%	0.40%	1.85%	9.22%	10.81%
09/09/2015 - 12/31/2015	9.79	10.85	734,774	7,200,534	7.54%	0.40%	1.85%	3.68%	3.68%
American Funds IS High-Income Bond Class 4
2019	$11.79	$12.57	125,979	$1,551,733	6.04%	0.30%	1.65%	10.43%	11.93%
2018	10.54	11.28	105,122	1,167,043	5.47%	0.30%	1.70%	(4.24)%	(2.93)%
2017	10.86	11.68	98,855	1,141,009	7.13%	0.30%	1.85%	4.94%	5.63%
2016	10.89	11.01	55,618	608,559	11.94%	0.95%	1.85%	15.67%	15.90%
12/24/2015 - 12/31/2015	9.47	9.47	2,561	24,249	0.00%	1.20%	1.40%	0.29%	0.29%

See Notes to Financial Statements

	At the End of Each Year				Investment
Variable Account	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS International Class 4
2019	$11.96	$13.91	275,471	$3,440,912	1.27%	0.30%	1.85%	20.42%	22.30%
2018	9.93	11.38	334,075	3,432,023	1.68%	0.30%	1.85%	(15.01)%	(13.76)%
2017	11.69	12.32	242,161	2,895,535	2.01%	0.40%	1.85%	29.68%	31.37%
2016	9.06	9.38	120,107	1,100,946	1.31%	0.40%	1.70%	1.53%	2.81%
2015	8.94	9.13	114,742	1,031,827	2.01%	0.40%	1.70%	(6.26)%	(5.84)%
American Funds IS International Growth and Income Class 4
2019	$11.42	$13.71	194,022	$2,294,997	2.34%	0.30%	1.85%	20.22%	22.10%
2018	9.42	11.23	208,927	2,044,405	1.75%	0.30%	1.85%	(13.05)%	(12.30)%
2017	10.74	11.28	214,822	2,398,157	2.90%	0.40%	1.80%	22.50%	23.54%
2016	8.70	9.35	86,933	788,486	2.57%	0.40%	1.80%	(0.62)%	0.78%
2015	8.68	9.28	72,547	658,415	2.58%	0.40%	1.80%	(7.50)%	(6.90)%
American Funds IS Managed Risk Asset Allocation Class P2
2019	$11.83	$13.56	1,074,245	$14,361,623	2.34%	0.30%	1.85%	15.82%	16.69%
2018	10.16	11.62	1,106,197	12,692,365	1.35%	1.10%	1.85%	(6.65)%	(5.94)%
2017	11.97	12.35	930,355	11,376,512	0.78%	1.10%	1.85%	12.71%	13.55%
2016	10.62	10.88	629,739	6,803,444	1.34%	1.10%	1.85%	5.31%	6.10%
2015	10.09	10.25	483,241	4,930,359	1.57%	1.10%	1.85%	(2.88)%	(2.15)%
American Funds IS New World Fund Class 4
2019	$12.08	$14.31	232,555	$2,921,670	0.82%	0.30%	1.85%	26.45%	28.43%
2018	9.55	11.14	209,260	2,062,018	0.72%	0.30%	1.85%	(15.70)%	(14.51)%
2017	11.42	13.03	186,093	2,162,319	0.89%	0.30%	1.80%	26.95%	28.55%
2016	8.97	9.38	142,019	1,292,966	0.67%	0.40%	1.80%	3.33%	4.62%
2015	8.72	8.96	136,902	1,201,489	0.55%	0.40%	1.85%	(4.91)%	(3.76)%
American Funds IS U.S. Government/AAA-Rated Securities Class 4
2019	$10.14	$10.69	166,287	$1,726,774	1.95%	0.50%	1.80%	3.27%	4.62%
2018	9.82	10.25	150,056	1,500,443	1.85%	0.50%	1.80%	(1.30)%	0.00%
2017	9.95	10.27	139,941	1,409,467	1.31%	0.50%	1.80%	(0.52)%	0.52%
2016	10.00	10.22	111,378	1,128,363	0.86%	0.75%	2.00%	(0.80)%	(0.16)%
2015	10.07	10.22	170,756	1,739,883	3.01%	1.15%	1.85%	(0.57)%	0.13%
BlackRock Capital Appreciation V.I. Class III
2019	$24.76	$32.85	17,033	$493,866	0.00%	0.75%	1.30%	29.85%	30.57%
2018	19.07	25.16	18,238	405,551	0.00%	0.75%	1.30%	0.80%	1.36%
2017	18.91	24.82	21,240	466,088	0.00%	0.75%	1.30%	31.23%	31.96%
2016	14.41	18.81	25,852	430,216	0.00%	0.75%	1.30%	(1.42)%	(0.88)%
2015	14.62	18.97	24,858	419,944	0.00%	0.75%	1.30%	5.23%	5.81%
BlackRock Global Allocation V.I. Class III
2019	$11.28	$15.88	8,623,099	$115,730,698	1.21%	0.30%	2.00%	15.42%	17.40%
2018	9.75	13.54	10,292,964	119,103,716	0.82%	0.30%	2.00%	(9.42)%	(7.86)%
2017	10.73	14.76	11,509,569	146,398,560	1.26%	0.30%	2.00%	11.46%	13.26%
2016	10.59	13.08	12,668,996	143,719,505	1.21%	0.40%	2.00%	1.76%	3.39%
2015	10.39	12.56	13,710,464	152,418,269	1.06%	0.40%	2.00%	(2.96)%	(1.40)%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2019	$12.42	$12.93	399,455	$5,109,416	2.61%	1.10%	1.80%	19.42%	20.08%
2018	10.49	10.76	250,308	2,672,552	1.01%	1.10%	1.65%	(6.51)%	(5.99)%
2017	11.22	11.45	232,510	2,645,191	2.48%	1.10%	1.65%	13.23%	13.86%
2016	9.91	10.06	164,272	1,642,979	2.34%	1.10%	1.65%	4.75%	5.33%
2015	9.46	9.55	132,947	1,264,569	2.06%	1.10%	1.80%	(5.31)%	(4.93)%
Fidelity VIP Contrafund Service Class 2
2019	$14.99	$21.26	1,268,217	$25,314,064	0.22%	0.30%	1.85%	28.87%	30.88%
2018	11.47	16.37	1,193,991	18,380,807	0.45%	0.30%	1.85%	(8.36)%	(6.92)%
2017	12.35	17.73	1,011,080	16,911,587	0.80%	0.30%	1.85%	19.37%	20.68%
2016	13.64	14.75	963,520	13,472,883	0.77%	0.75%	1.85%	5.76%	6.93%
2015	12.89	13.84	723,581	9,555,177	0.92%	0.75%	1.85%	(1.43)%	(0.53)%
Fidelity VIP FundsManager 60% Service Class 2
2019	$12.07	$17.16	2,120,981	$31,855,617	1.37%	0.30%	1.85%	18.05%	19.89%
2018	10.16	14.33	2,233,979	28,289,916	1.08%	0.30%	1.85%	(8.24)%	(6.79)%
2017	11.81	15.39	2,176,116	29,987,745	1.04%	0.30%	1.85%	14.63%	16.30%
2016	11.52	13.23	1,913,261	23,001,510	1.16%	0.40%	1.85%	2.74%	4.23%
2015	11.20	12.70	1,856,573	21,637,629	1.09%	0.40%	1.85%	(1.57)%	(0.13)%

See Notes to Financial Statements

	At the End of Each Year or Period				Investment
Variable Account	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Fidelity VIP Government Money Market Service Class
2019	$9.33	$10.32	2,342,735	$22,547,886	1.88%	0.30%	1.95%	(0.05)%	1.61%
2018	9.34	10.15	2,019,537	19,256,958	1.54%	0.30%	1.95%	(0.42)%	1.25%
2017	9.38	10.03	1,647,204	15,722,217	0.62%	0.30%	1.95%	(1.36)%	0.17%
2016	9.50	9.91	771,414	7,440,298	0.11%	0.40%	1.95%	(1.82)%	(0.29)%
2015	9.68	9.94	667,766	6,528,285	0.01%	0.40%	1.95%	(1.92)%	(0.39)%
Fidelity VIP Strategic Income Service Class 2
2019	$11.28	$12.34	542,010	$6,311,547	3.20%	0.30%	1.85%	8.63%	10.32%
2018	10.39	11.20	623,030	6,658,991	4.01%	0.30%	1.85%	(4.61)%	(3.21)%
2017	10.89	11.57	492,779	5,487,848	4.79%	0.40%	1.85%	5.63%	7.12%
2016	10.33	10.80	239,754	2,516,260	3.88%	0.40%	1.85%	6.10%	7.59%
2015	9.73	10.04	203,094	1,999,605	3.25%	0.40%	1.85%	(3.73)%	(2.33)%
First Trust Dorsey Wright Tactical Core Class I
2019	$12.16	$12.52	230,103	$2,859,791	0.65%	1.10%	1.80%	18.83%	19.66%
2018	10.24	10.46	212,446	2,208,536	0.32%	1.10%	1.80%	(9.74)%	(9.10)%
2017	11.34	11.51	158,908	1,820,057	0.79%	1.10%	1.80%	15.57%	16.21%
2016	9.84	9.91	56,694	560,811	0.89%	1.10%	1.65%	(0.55)%	(0.35)%
11/05/2015 - 12/31/2015	9.93	9.93	61,410	609,751	0.00%	1.20%	1.20%	(2.05)%	(2.05)%
First Trust/Dow Jones Dividend & Income Allocation Class I
2019	$12.24	$18.02	3,070,545	$49,008,538	1.58%	0.30%	2.00%	18.56%	20.41%
2018	10.27	15.01	3,032,496	40,667,962	1.64%	0.30%	2.00%	(6.81)%	(5.20)%
2017	11.45	15.89	2,532,740	36,444,153	1.33%	0.30%	2.00%	11.23%	12.80%
2016	12.22	14.08	1,982,935	25,610,744	1.22%	0.60%	2.00%	9.69%	11.07%
2015	11.12	12.68	885,025	10,356,685	2.28%	0.60%	1.85%	(1.75)%	(0.51)%
First Trust Multi Income Allocation Class I
2019	$11.85	$12.19	80,545	$971,131	2.35%	0.30%	1.70%	14.42%	16.03%
2018	10.30	10.60	90,409	947,819	2.20%	0.30%	1.70%	(6.06)%	(5.58)%
2017	11.02	11.22	86,833	967,522	2.78%	1.20%	1.70%	4.27%	4.79%
2016	10.57	10.71	68,305	727,484	2.33%	1.20%	1.70%	7.46%	7.99%
2015	9.84	9.92	61,019	602,877	2.62%	1.20%	1.70%	(4.67)%	(4.38)%
Franklin Allocation VIP Class 2
2019	$16.39	$17.68	7,481	$129,136	3.61%	0.75%	1.30%	18.31%	18.96%
2018	13.85	14.87	7,050	102,361	2.75%	0.75%	1.30%	(10.82)%	(10.33)%
2017	15.53	17.58	13,976	228,817	2.72%	0.75%	1.30%	10.54%	11.14%
2016	14.05	15.82	15,934	235,607	3.88%	0.75%	1.30%	11.72%	12.34%
2015	12.58	14.08	15,205	200,840	2.77%	0.75%	1.30%	(7.42)%	(6.91)%
Franklin Allocation VIP Class 4
2019	$12.30	$17.33	745,663	$10,820,775	3.41%	0.30%	1.85%	17.37%	19.08%
2018	11.31	14.73	859,343	10,570,813	2.88%	0.40%	1.95%	(11.25)%	(9.94)%
2017	12.72	16.96	1,000,260	13,823,833	2.55%	0.40%	1.95%	9.63%	11.33%
2016	11.54	15.47	1,032,868	12,964,863	3.66%	0.40%	2.00%	10.75%	12.47%
2015	10.40	13.97	1,127,402	12,739,594	2.74%	0.40%	2.00%	(8.10)%	(6.61)%
Franklin Income VIP Class 2
2019	$11.52	$12.40	979,117	$11,608,410	5.60%	0.30%	1.85%	13.93%	14.79%
2018	10.11	10.39	891,650	9,219,075	4.79%	1.10%	1.85%	(5.93)%	(5.36)%
2017	10.80	10.98	793,586	8,682,982	4.10%	1.10%	1.85%	7.83%	8.48%
2016	10.00	10.12	626,112	6,322,964	3.20%	1.10%	1.85%	11.94%	12.78%
05/11/2015 - 12/31/2015	8.93	8.97	105,412	944,671	3.61%	1.10%	1.85%	(10.19)%	(10.19)%
Franklin Mutual Global Discovery VIP Class 2
2019	$14.10	$20.35	370,073	$5,739,296	1.55%	0.40%	1.85%	22.09%	23.87%
2018	11.53	16.49	420,931	5,282,704	2.40%	0.40%	1.85%	(12.85)%	(11.57)%
2017	13.21	18.71	450,861	6,423,626	1.75%	0.40%	1.85%	6.61%	8.17%
2016	12.33	17.36	393,659	5,249,288	1.70%	0.40%	1.85%	10.13%	11.73%
2015	11.19	15.59	395,268	4,790,355	2.84%	0.40%	1.85%	(5.42)%	(4.03)%
Franklin Rising Dividends VIP Class 2
2019	$14.70	$21.13	664,783	$12,873,709	1.23%	0.30%	1.85%	26.86%	28.84%
2018	11.43	16.53	711,971	10,793,957	1.26%	0.30%	1.85%	(6.82)%	(5.55)%
2017	12.10	17.61	728,274	11,848,239	1.56%	0.40%	1.85%	18.36%	19.66%
2016	13.35	15.19	712,995	9,790,819	1.39%	0.40%	1.85%	13.92%	15.58%
2015	11.70	13.14	566,746	6,779,646	1.45%	0.40%	1.85%	(5.41)%	(4.03)%

See Notes to Financial Statements

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Templeton Global Bond VIP Class 2
2019	$9.34	$12.67	825,399	$8,011,967	7.17%	0.30%	1.85%	0.14%	1.71%
2018	9.26	12.52	900,481	8,655,798	0.00%	0.30%	1.85%	0.06%	1.53%
2017	9.29	12.37	814,692	7,787,246	0.00%	0.40%	1.85%	0.06%	1.52%
2016	9.27	12.23	705,129	6,692,043	0.00%	0.40%	1.85%	1.06%	2.53%
2015	9.16	11.97	682,261	6,376,877	7.45%	0.40%	1.85%	(6.06)%	(4.69)%
Ivy VIP Asset Strategy Class II
2019	$10.82	$11.13	49,762	$550,600	1.05%	1.15%	1.80%	19.73%	20.33%
2018	8.99	9.27	196,258	1,808,207	3.43%	1.15%	1.80%	(7.04)%	(6.57)%
2017	9.72	9.90	48,664	479,573	1.51%	1.10%	1.70%	16.29%	16.87%
2016	8.36	8.49	59,445	502,329	0.58%	1.10%	1.70%	(4.21)%	(3.63)%
2015	8.72	8.81	50,136	440,563	0.36%	1.10%	1.70%	(9.89)%	(9.35)%
Ivy VIP Energy Class II
2019	$5.21	$5.75	204,128	$1,082,752	0.00%	0.50%	1.70%	1.73%	2.96%
2018	5.12	5.58	146,296	760,664	0.00%	0.50%	1.70%	(35.26)%	(34.47)%
2017	7.90	8.52	117,349	937,828	0.90%	0.50%	1.80%	(14.11)%	(13.60)%
2016	9.19	9.29	78,232	724,006	0.11%	1.10%	1.80%	32.29%	32.95%
06/19/2015 - 12/31/2015	6.96	6.98	20,937	145,967	0.00%	1.15%	1.80%	(25.09)%	(25.09)%
Janus Henderson Balanced Service Shares
2019	$13.21	$18.92	15,309,411	$260,453,551	1.70%	0.30%	1.85%	20.03%	21.91%
2018	11.00	15.53	12,958,585	182,599,624	1.79%	0.30%	1.85%	(1.42)%	0.13%
2017	11.14	15.53	10,638,675	151,440,849	1.43%	0.30%	1.85%	15.98%	17.78%
2016	10.11	13.20	8,816,782	107,698,475	2.08%	0.30%	2.00%	2.42%	3.91%
2015	11.53	12.70	6,334,178	75,288,709	1.50%	0.40%	1.85%	(1.43)%	0.01%
Janus Henderson Flexible Bond Service Shares
2019	$10.43	$11.07	187,412	$2,018,458	2.86%	0.30%	1.85%	7.27%	8.95%
2018	9.73	10.16	183,288	1,829,603	2.65%	0.30%	1.85%	(3.11)%	(1.58)%
2017	10.04	10.32	185,639	1,900,840	2.64%	0.30%	1.85%	1.46%	2.12%
2016	9.89	10.08	150,761	1,509,985	2.43%	1.15%	2.00%	0.35%	1.06%
2015	9.86	9.98	139,638	1,387,109	1.93%	1.10%	1.85%	(1.75)%	(1.25)%
JPMorgan Insurance Trust Global Allocation Class 2
2019	$11.89	$12.12	17,563	$211,437	1.77%	1.15%	1.60%	14.73%	15.19%
2018	10.37	10.54	55,128	578,348	0.00%	1.15%	1.85%	(7.81)%	(7.39)%
2017	11.17	11.38	73,315	826,493	1.59%	1.15%	1.85%	15.00%	15.51%
2016	9.78	9.85	38,573	379,700	2.90%	1.15%	1.60%	4.16%	4.63%
05/14/2015 - 12/31/2015	9.39	9.41	37,163	349,788	2.99%	1.15%	1.60%	(5.39)%	(5.39)%
JPMorgan Insurance Trust Income Builder Class 2
2019	$11.49	$11.76	81,472	$952,857	3.11%	1.10%	1.60%	12.45%	13.02%
2018	10.21	10.40	75,767	784,951	0.00%	1.10%	1.60%	(6.43)%	(5.96)%
2017	10.92	11.06	95,748	1,056,138	2.96%	1.10%	1.60%	9.94%	10.49%
2016	9.93	10.01	114,548	1,144,044	4.25%	1.10%	1.70%	4.94%	4.94%
06/24/2015 - 12/31/2015	9.49	9.53	26,990	257,056	8.66%	1.20%	1.70%	(3.55)%	(3.55)%
ClearBridge Variable Aggressive Growth - Class II
2019	$12.24	$13.21	46,657	$584,246	0.79%	0.30%	1.80%	22.52%	24.37%
2018	9.99	10.62	44,316	450,158	0.45%	0.30%	1.80%	(10.21)%	(8.84)%
2017	11.13	11.65	24,052	270,438	0.34%	0.30%	1.80%	13.92%	14.72%
2016	9.77	9.85	10,577	103,738	0.57%	1.10%	1.80%	(0.86)%	(0.86)%
11/10/2015 - 12/31/2015	9.85	9.85	3,319	32,695	0.51%	1.80%	1.80%	(1.57)%	(1.57)%
Lord Abbett Bond Debenture Class VC
2019	$11.85	$14.34	477,216	$6,243,103	5.29%	0.30%	1.85%	11.28%	13.01%
2018	10.55	12.70	299,033	3,490,385	4.43%	0.30%	1.85%	(5.74)%	(4.31)%
2017	11.03	13.29	255,851	3,154,381	4.86%	0.30%	1.85%	7.27%	8.78%
2016	11.16	12.22	183,100	2,100,051	3.99%	0.40%	2.00%	10.14%	11.69%
2015	10.12	10.94	170,212	1,767,610	4.07%	0.40%	1.85%	(3.34)%	(1.92)%
Lord Abbett Total Return Class VC
2019	$10.66	$13.61	554,177	$6,344,069	2.66%	0.30%	1.85%	6.42%	8.08%
2018	10.01	12.65	584,543	6,235,400	3.24%	0.30%	1.85%	(2.85)%	(1.77)%
2017	10.31	12.88	533,530	5,834,530	3.25%	0.40%	1.85%	1.97%	3.09%
2016	10.11	12.49	334,309	3,612,585	2.89%	0.40%	1.85%	2.36%	3.85%
2015	9.88	12.07	263,437	2,807,528	2.69%	0.40%	1.85%	(2.48)%	(1.40)%

See Notes to Financial Statements

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
MFS Massachusetts Investors Growth Stock - Service Class
2019	$17.90	$18.07	38,834	$699,323	0.34%	0.75%	0.95%	38.26%	38.54%
2018	12.94	13.04	43,971	572,076	0.33%	0.75%	0.95%	(0.38)%	(0.18)%
2017	12.99	13.06	50,414	657,490	0.41%	0.75%	0.95%	26.89%	27.15%
2016	10.24	10.28	53,261	546,751	0.38%	0.75%	0.95%	4.84%	5.05%
03/27/2015 - 12/31/2015	9.77	9.78	56,536	552,798	0.69%	0.75%	0.95%	(2.34)%	(2.19)%
MFS Total Return Series - Service Class
2019	$11.84	$18.21	2,058,464	$31,763,722	2.10%	0.40%	1.85%	17.92%	19.64%
2018	9.98	15.28	2,267,268	29,731,199	1.94%	0.40%	1.85%	(7.61)%	(6.25)%
2017	11.28	16.36	2,477,766	35,321,067	2.23%	0.40%	1.85%	9.98%	11.58%
2016	12.05	14.84	2,342,213	30,299,909	2.73%	0.40%	1.85%	6.83%	8.38%
2015	11.26	13.86	2,037,216	24,728,536	2.47%	0.40%	1.85%	(2.40)%	(0.98)%
MFS Utilities Series - Service Class
2019	$14.41	$17.65	301,907	$4,580,547	3.80%	0.40%	1.85%	22.51%	24.30%
2018	11.75	14.20	319,407	3,929,868	0.85%	0.40%	1.85%	(1.05)%	0.41%
2017	11.87	14.14	306,656	3,816,485	4.22%	0.40%	1.85%	12.40%	14.04%
2016	10.60	12.40	353,829	3,890,641	4.10%	0.40%	1.85%	9.20%	10.79%
2015	9.69	11.19	255,467	2,549,881	4.17%	0.40%	1.85%	(16.32)%	(15.10)%
MFS Value Series - Service Class
2019	$23.32	$28.65	42,088	$1,041,862	1.90%	0.75%	1.30%	27.83%	28.54%
2018	18.24	22.29	44,709	863,397	1.33%	0.75%	1.30%	(11.52)%	(11.03)%
2017	20.61	25.05	47,175	1,024,561	1.81%	0.75%	1.30%	15.84%	16.47%
2016	17.80	21.51	42,717	799,271	1.90%	0.75%	1.30%	12.31%	12.93%
2015	15.85	19.05	42,304	707,212	2.14%	0.75%	1.30%	(2.21)%	(1.67)%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2019	$10.53	$10.62	14,644	$155,272	0.16%	1.20%	1.40%	13.66%	13.88%
2018	9.26	9.32	14,517	135,201	0.00%	1.20%	1.40%	(8.09)%	(7.90)%
2017	10.08	10.12	5,065	51,168	0.00%	1.20%	1.40%	5.20%	5.20%
03/22/2016 - 12/31/2016	9.58	9.58	2,180	20,888	0.00%	1.40%	1.40%	1.08%	1.08%
PIMCO All Asset All Authority - Advisor Class
2019	$9.51	$9.67	9,657	$93,308	2.72%	1.20%	1.50%	5.20%	5.51%
2018	9.04	9.17	8,996	82,389	3.27%	1.20%	1.50%	(8.09)%	(7.82)%
2017	9.84	9.94	9,124	90,597	4.83%	1.20%	1.80%	9.33%	9.66%
2016	8.93	9.07	10,255	92,719	1.48%	1.15%	1.80%	11.86%	12.20%
2015	8.04	8.08	4,033	32,560	4.10%	1.20%	1.50%	(13.45)%	(13.45)%
PIMCO CommodityRealReturn Strategy - Advisor Class
2019	$5.06	$5.61	90,377	$497,928	4.29%	1.10%	1.85%	9.31%	10.08%
2018	4.63	5.10	49,491	248,874	1.93%	1.10%	1.85%	(15.78)%	(15.15)%
2017	5.50	6.01	51,362	303,518	11.43%	0.40%	1.85%	0.18%	0.93%
2016	5.49	5.96	57,257	336,066	1.05%	0.40%	1.85%	12.77%	14.41%
2015	4.87	5.25	55,074	283,348	4.06%	0.40%	1.85%	(27.03)%	(25.96)%
Schwab VIT Balanced
2019	$13.57	$13.57	289,601	$3,929,665	1.56%	0.60%	0.60%	13.56%	13.56%
2018	11.95	11.95	249,889	2,985,903	1.37%	0.60%	0.60%	(5.21)%	(5.21)%
2017	12.61	12.61	256,452	3,232,698	1.17%	0.60%	0.60%	9.35%	9.35%
2016	11.53	11.53	314,338	3,623,672	1.07%	0.60%	0.60%	4.15%	4.15%
2015	11.07	11.07	325,670	3,604,551	0.99%	0.60%	0.60%	(2.59)%	(2.59)%
Schwab VIT Balanced with Growth
2019	$15.05	$15.05	564,874	$8,503,866	1.87%	0.60%	0.60%	17.34%	17.34%
2018	12.83	12.83	581,801	7,464,217	1.51%	0.60%	0.60%	(7.26)%	(7.26)%
2017	13.83	13.83	606,042	8,384,234	1.38%	0.60%	0.60%	13.02%	13.02%
2016	12.24	12.24	611,058	7,479,818	1.35%	0.60%	0.60%	5.74%	5.74%
2015	11.58	11.58	602,907	6,979,354	1.31%	0.60%	0.60%	(3.06)%	(3.06)%
Schwab VIT Growth
2019	$16.66	$16.66	289,593	$4,824,304	1.83%	0.60%	0.60%	20.12%	20.12%
2018	13.87	13.87	334,031	4,632,531	2.17%	0.60%	0.60%	(8.91)%	(8.91)%
2017	15.22	15.22	369,064	5,618,767	1.35%	0.60%	0.60%	16.44%	16.44%
2016	13.07	13.07	352,526	4,609,237	1.34%	0.60%	0.60%	7.02%	7.02%
2015	12.22	12.22	341,795	4,175,654	1.28%	0.60%	0.60%	(3.43)%	(3.43)%

See Notes to Financial Statements

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
State Street Total Return V.I.S. Class 3
2019	$11.51	$22.63	1,121,297	$18,687,701	2.04%	0.30%	2.00%	13.28%	15.22%
2018	10.09	19.66	1,287,844	18,863,671	1.80%	0.30%	2.00%	(8.47)%	(6.98)%
2017	12.58	21.13	1,462,507	23,731,917	1.68%	0.40%	2.00%	12.99%	14.81%
2016	11.11	18.41	1,727,445	24,454,172	1.63%	0.40%	2.00%	3.99%	5.66%
2015	10.67	17.42	1,806,397	24,725,965	1.51%	0.40%	2.00%	(3.30)%	(1.74)%
VanEck VIP Global Hard Assets Class S
2019	$5.77	$7.54	155,799	$972,038	0.00%	0.30%	1.70%	9.67%	11.21%
2018	5.26	6.78	143,414	811,546	0.00%	0.30%	1.70%	(29.64)%	(28.64)%
2017	7.47	9.50	155,453	1,245,028	0.00%	0.30%	1.80%	(3.62)%	(2.90)%
2016	7.70	8.40	169,080	1,396,159	0.39%	0.95%	1.85%	41.00%	42.06%
2015	5.44	5.93	148,490	870,235	0.02%	0.95%	1.85%	(34.75)%	(34.25)%

(1)              The AUV is presented as a range from lowest to highest based on the ending AUV for all product groupings as of December 31 of each year or period ended. The lowest and highest AUV may be the same for a variable account if there is only one product which had investments at the end of the year or period.

(2)              The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as as mortality and expense risk (“M&E”) fees, administrative fess, and additional death benefit rider charges, if any, that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)              The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios are presented as a range of lowest to highest based on the product groupings. The expense ratios for periods of less than one full year are annualized.

(4)              Total returns reflect changes in unit values of the underlying portfolios/funds and deductions for M&E fees, administrative fees, and additional death benefit rider charges, if any, assessed through the daily AUV calculation. These fees and charges are assessed at annual rates ranging from 0.30% to 2.00% based on the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, charges for other optional benefit riders, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are presented as a range from lowest to highest values based on the product grouping representing the minimum to maximum expense ratio amounts. Total returns for those contracts which commenced operations subsequent to the beginning of the year or period indicated for each variable account may not be within the ranges presented, and these contracts are excluded when calculating the total returns from lowest to highest as presented in the table. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)              Subsequent to commencement of operations, the American Funds IS Global Growth and Income Class 4 Variable Account received it’s annual distribution. The annualized investment income ratio was 11.59%. Prior to annualization, the ratio was 1.19%.

See Notes to Financial Statements

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account A (the “Separate Account”) of Pacific Life & Annuity Company (“PL&A”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2019, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Schwab Annuity Portfolios, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2019 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, BlackRock 60/40 Target Allocation ETF V.I. Class I, Franklin Allocation VIP Class 2, and Franklin Allocation VIP Class 4 Variable Accounts and Portfolios were formerly named Oppenheimer Global Fund/VA Service Shares, Oppenheimer International Growth Fund/VA Service Shares, BlackRock iShares Dynamic Allocation V.I. Class I, Franklin Founding Funds Allocation VIP Class 2, and Franklin Founding Funds Allocation VIP Class 4 Variable Accounts and Portfolios, respectively.

On March 15, 2019, the net assets of the Pacific Select Fund’s Floating Rate Loan Portfolio Class I, the underlying Portfolio for the Floating Rate Loan Class I Variable Account, were transferred to the Pacific Select Fund Floating Rate Income Portfolio Class I, the underlying Portfolio for the Floating Rate Income Class I Variable Account through a reorganization (the “2019 Reorganization”). In connection with the 2019 Reorganization, any units that remained in the Floating Rate Loan Class I Variable Account after the close of business on March 15, 2019 were transferred to the Floating Rate Income Class I Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on March 15, 2019. The Floating Rate Loan Class I Variable Account is not included in this annual report.

On April 30, 2019, the Global Absolute Return Class I Variable Account was liquidated. On October 30, 2019, the Diversified Alternatives Class I and Equity Long/Short Class I Variable Accounts were liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2019, no other information for these Variable Accounts are included in this annual report.

On April 30, 2019, the Lord Abbett International Equity Class VC Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2019, no other information for the Variable Account is presented in this annual report.

On March 29, 2018, the BlackRock iShares Dynamic Fixed Income V.I. Class I and BlackRock iShares Equity Appreciation V.I. Class I Variable Accounts were liquidated. On August 31, 2018, the BlackRock iShares Alternative Strategies V.I. Class I Variable Account was liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2018, no other information for these Variable Accounts are included in this annual report.

On June 28, 2018, the net assets of the Pacific Select Fund’s Long/Short Large-Cap Portfolio Class I, the underlying Portfolio for the Long/Short Large-Cap Variable Account, were transferred to the Pacific Select Fund Main Street Core Portfolio Class I, the underlying Portfolio for the Main Street Core Variable Account through a reorganization (the “2018 Reorganization”). In connection with the 2018 Reorganization, any units that remained in the Long/Short Large-Cap Variable Account after the close of business on June 28, 2018 were transferred to the Main Street Core Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 28, 2018. The Long/Short Large-Cap Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of PL&A.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of PL&A, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account and no changes were made as a result of the enactment of the Tax Cuts and Jobs Act. PL&A will periodically review the status of this policy in the event of changes in the tax law.

D. Contracts in Payout Period

Net assets allocated to Contracts in payout period are computed, on a current basis, according to the Annuity 2000 Mortality Table or 2012 IAR Mortality Table depending on the year of annuitization. The assumed investment return is 4.0 percent. The mortality risk is fully borne by PL&A and may result in additional amounts being transferred into the Variable Accounts by PL&A to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed the amounts required, transfers may be made to PL&A. These transfers, if any, are shown as adjustments to net assets allocated to contracts in payout (annuitization) period in the accompanying Statements of Changes in Net Assets.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2019.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

PL&A deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees PL&A assumes, and  additional death benefit rider charges, if applicable. Contracts funded by the Separate Account currently being sold or administered, along with their respective annual expense rates, are summarized in the following table. The mortality risk assumed by PL&A is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. PL&A also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. These charges are assessed daily at the following annual rates based on the average daily net assets of each Variable Account and result in a direct reduction in unit values. M&E fees and administrative fees are included in the Statements of Operations.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Choice Contracts	Death Benefit Options
(Without Stepped-Up	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Total Annual Expenses	1.20%	1.50%	1.60%

Pacific Choice Contracts (With Stepped-Up	Stepped-Up Death Benefit	Stepped-Up Death Benefit	Stepped-Up Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	0.20%	0.20%	0.20%
Total Annual Expenses	1.40%	1.70%	1.80%

Pacific Destinations and
Pacific Destination - O		With Stepped-Up	With Stepped-Up
Series Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit II Rider
M&E Charge	0.60%	0.60%	0.60%
Administrative Fee	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	0.20%
Total Annual Expenses	0.75%	0.95%	0.95%

	Without Stepped-Up Death			With Stepped-Up Death
Pacific Journey	Benefit Rider and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider and Four Year
Select Contracts	Withdrawal Charge Option	Benefit Rider Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	0.95%	0.95%	0.95%	0.95%
Administrative Fee	0.15%	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.35%	0.35%
Total Annual Expenses	1.10%	1.30%	1.45%	1.65%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider II and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider II and Four Year
Pacific Navigator Contracts	Withdrawal Charge Option	Benefit Rider II Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	1.05%	1.05%	1.05%	1.05%
Administrative Fee	0.25%	0.25%	0.25%	0.25%
Death Benefit Rider II Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.45%	0.45%
Total Annual Expenses	1.30%	1.50%	1.75%	1.95%

		With Stepped-Up
Pacific Destinations B Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.15%	1.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.30%	1.50%

Pacific Odyssey Contracts
(issued on or after 12/1/2016)
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.30%	0.50%

Pacific Odyssey Contracts
(issued prior to 12/1/2016)
M&E Charge	0.15%	0.15%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.40%	0.60%

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
		With Stepped-Up
Pacific One Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.50%	1.50%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.75%	1.95%

Pacific Portfolios Contracts
M&E Charge	1.25%	1.25%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.40%	1.60%

Pacific Value and
Pacific Innovations Select Contracts
M&E Charge	1.40%	1.40%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.65%	1.85%

Pacific Value Edge Contracts
M&E Charge	1.55%	1.55%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.80%	2.00%

Pacific Value Select Contracts
M&E Charge	1.45%	1.45%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.60%	1.80%

Pacific Voyages Contracts
M&E Charge	1.00%	1.00%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.15%	1.35%

Schwab Retirement Income		With Return of Purchase	With Stepped-Up
Variable Annuity Contracts	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.35%	0.35%	0.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.40%
Total Annual Expenses	0.60%	0.80%	1.00%

Under the Contracts, PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For certain Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2019, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 1.00%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2019, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 and 2018 were as follows:

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	148,547	(129,489)	19,058	45,903	(549)	45,354
Diversified Bond Class I	199,232	(187,745)	11,487	132,578	(77,593)	54,985
Floating Rate Income Class I	831,093	(235,669)	595,424	386,249	(207,789)	178,460
High Yield Bond Class I	81,028	(77,638)	3,390	97,719	(87,478)	10,241
Inflation Managed Class I	66,224	(98,922)	(32,698)	65,000	(82,616)	(17,616)
Inflation Strategy Class I	5,748	(19,807)	(14,059)	28,238	(5,863)	22,375
Managed Bond Class I	184,212	(249,078)	(64,866)	148,584	(115,040)	33,544
Short Duration Bond Class I	604,836	(296,347)	308,489	356,376	(321,267)	35,109
Emerging Markets Debt Class I	67,871	(37,976)	29,895	41,183	(65,237)	(24,054)
Comstock Class I	11,359	(27,887)	(16,528)	32,640	(43,038)	(10,398)
Developing Growth Class I	109,565	(53,601)	55,964	128,749	(39,169)	89,580
Dividend Growth Class I	258,676	(122,402)	136,274	221,197	(148,316)	72,881
Equity Index Class I	763,780	(928,457)	(164,677)	1,261,810	(453,712)	808,098
Focused Growth Class I	114,681	(147,954)	(33,273)	158,056	(117,683)	40,373
Growth Class I	105,396	(39,895)	65,501	168,175	(117,670)	50,505
Large-Cap Growth Class I	80,958	(134,211)	(53,253)	155,118	(101,958)	53,160
Large-Cap Value Class I	45,202	(30,464)	14,738	94,484	(73,203)	21,281
Main Street Core Class I	38,342	(38,137)	205	146,076	(56,712)	89,364
Mid-Cap Equity Class I	35,011	(21,469)	13,542	46,880	(190,307)	(143,427)
Mid-Cap Growth Class I	73,547	(108,097)	(34,550)	237,468	(84,292)	153,176
Mid-Cap Value Class I	20,977	(27,262)	(6,285)	44,179	(19,719)	24,460
Small-Cap Equity Class I	26,147	(35,856)	(9,709)	48,422	(57,988)	(9,566)
Small-Cap Index Class I	121,494	(165,010)	(43,516)	151,145	(70,149)	80,996
Small-Cap Value Class I	36,867	(38,933)	(2,066)	39,880	(51,143)	(11,263)

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Value Advantage Class I	19,756	(16,007)	3,749	23,260	(5,014)	18,246
Emerging Markets Class I	68,580	(112,786)	(44,206)	177,912	(135,668)	42,244
International Large-Cap Class I	38,858	(69,044)	(30,186)	66,220	(35,482)	30,738
International Small-Cap Class I	17,270	(14,577)	2,693	25,282	(13,739)	11,543
International Value Class I	64,357	(44,048)	20,309	86,070	(41,068)	45,002
Health Sciences Class I	161,027	(192,195)	(31,168)	242,021	(119,483)	122,538
Real Estate Class I	72,798	(72,483)	315	47,769	(69,781)	(22,012)
Technology Class I	138,009	(115,706)	22,303	298,559	(117,492)	181,067
Currency Strategies Class I	9,030	(46,867)	(37,837)	49,564	(9,650)	39,914
Pacific Dynamix - Conservative Growth Class I	530,494	(492,148)	38,346	417,191	(373,494)	43,697
Pacific Dynamix - Moderate Growth Class I	1,141,289	(1,546,113)	(404,824)	1,633,418	(1,259,006)	374,412
Pacific Dynamix - Growth Class I	327,018	(181,416)	145,602	522,303	(363,829)	158,474
Portfolio Optimization Conservative Class I	1,203,121	(1,256,395)	(53,274)	711,723	(1,484,769)	(773,046)
Portfolio Optimization Moderate-Conservative Class I	425,858	(1,815,277)	(1,389,419)	523,423	(2,294,517)	(1,771,094)
Portfolio Optimization Moderate Class I	911,839	(6,229,237)	(5,317,398)	1,624,615	(6,365,093)	(4,740,478)
Portfolio Optimization Growth Class I	318,237	(3,282,107)	(2,963,870)	752,072	(4,210,257)	(3,458,185)
Portfolio Optimization Aggressive-Growth Class I	150,329	(893,398)	(743,069)	213,604	(967,538)	(753,934)
PSF DFA Balanced Allocation Class D	178,790	(76,020)	102,770	332,186	(111,441)	220,745
Invesco Oppenheimer V.I. Global Series II	19,616	(27,302)	(7,686)	57,467	(169,985)	(112,518)
Invesco Oppenheimer V.I. International Growth Series II	7,499	(15,406)	(7,907)	40,458	(3,233)	37,225
Invesco V.I. Balanced-Risk Allocation Series II	125,738	(297,462)	(171,724)	205,317	(207,734)	(2,417)
Invesco V.I. Equity and Income Series II	18,978	(5,957)	13,021	15,405	(111,493)	(96,088)
Invesco V.I. Global Real Estate Series II	54,975	(18,948)	36,027	41,484	(57,103)	(15,619)
American Century VP Mid Cap Value Class II	41,497	(44,327)	(2,830)	37,527	(82,841)	(45,314)
American Funds IS Asset Allocation Class 4	1,349,058	(2,206,905)	(857,847)	1,709,556	(2,100,486)	(390,930)
American Funds IS Blue Chip Income and Growth Class 4	105,912	(96,442)	9,470	128,238	(26,914)	101,324
American Funds IS Bond Class 4	133,002	(60,903)	72,099	103,263	(22,612)	80,651
American Funds IS Capital Income Builder Class 4	57,653	(24,383)	33,270	81,463	(31,117)	50,346
American Funds IS Global Balanced Class 4	73,614	(19,996)	53,618	161,376	(43,108)	118,268
American Funds IS Global Bond Class 4	70,144	(6,555)	63,589	74,248	(86,913)	(12,665)
American Funds IS Global Growth and Income Class 4	16,965	(43,446)	(26,481)	47,431	(11,416)	36,015
American Funds IS Global Growth Class 4	53,356	(37,524)	15,832	73,835	(89,456)	(15,621)
American Funds IS Global Small Capitalization Class 4	13,127	(6,005)	7,122	26,905	(2,100)	24,805
American Funds IS Growth Class 4	172,247	(170,799)	1,448	271,663	(247,656)	24,007
American Funds IS Growth-Income Class 4	108,133	(155,961)	(47,828)	178,801	(241,086)	(62,285)
American Funds IS High-Income Bond Class 4	28,773	(7,916)	20,857	23,752	(17,485)	6,267
American Funds IS International Class 4	61,942	(120,546)	(58,604)	119,077	(27,163)	91,914
American Funds IS International Growth and Income Class 4	12,554	(27,459)	(14,905)	89,514	(95,409)	(5,895)
American Funds IS Managed Risk Asset Allocation Class P2	154,379	(186,331)	(31,952)	303,980	(128,138)	175,842
American Funds IS New World Fund Class 4	73,425	(50,130)	23,295	74,968	(51,801)	23,167
American Funds IS U.S. Government/AAA-Rated
Securities Class 4	63,093	(46,862)	16,231	81,657	(71,542)	10,115
BlackRock Capital Appreciation V.I. Class III	421	(1,626)	(1,205)	476	(3,478)	(3,002)
BlackRock Global Allocation V.I. Class III	492,888	(2,162,753)	(1,669,865)	507,142	(1,723,747)	(1,216,605)
BlackRock 60/40 Target Allocation ETF V.I. Class I	166,306	(17,159)	149,147	24,571	(6,773)	17,798
Fidelity VIP Contrafund Service Class 2	215,195	(140,969)	74,226	320,998	(138,087)	182,911
Fidelity VIP FundsManager 60% Service Class 2	230,810	(343,808)	(112,998)	557,313	(499,450)	57,863
Fidelity VIP Government Money Market Service Class	2,053,575	(1,730,377)	323,198	1,861,368	(1,489,035)	372,333
Fidelity VIP Strategic Income Service Class 2	122,744	(203,764)	(81,020)	226,869	(96,618)	130,251
First Trust Dorsey Wright Tactical Core Class I	58,960	(41,303)	17,657	75,648	(22,110)	53,538
First Trust/Dow Jones Dividend & Income Allocation Class I	549,559	(511,510)	38,049	992,630	(492,874)	499,756
First Trust Multi Income Allocation Class I	10,777	(20,641)	(9,864)	23,515	(19,939)	3,576
Franklin Allocation VIP Class 2	762	(331)	431	820	(7,746)	(6,926)
Franklin Allocation VIP Class 4	68,846	(182,526)	(113,680)	42,718	(183,635)	(140,917)
Franklin Income VIP Class 2	221,212	(133,745)	87,467	186,542	(88,478)	98,064
Franklin Mutual Global Discovery VIP Class 2	21,992	(72,850)	(50,858)	47,692	(77,622)	(29,930)
Franklin Rising Dividends VIP Class 2	77,923	(125,111)	(47,188)	96,883	(113,186)	(16,303)

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Templeton Global Bond VIP Class 2	108,686	(183,768)	(75,082)	179,716	(93,927)	85,789
Ivy VIP Asset Strategy Class II	11,089	(157,585)	(146,496)	162,750	(15,156)	147,594
Ivy VIP Energy Class II	86,541	(28,709)	57,832	44,341	(15,394)	28,947
Janus Henderson Balanced Service Shares	3,942,994	(1,592,168)	2,350,826	3,634,934	(1,315,024)	2,319,910
Janus Henderson Flexible Bond Service Shares	12,387	(8,263)	4,124	29,553	(31,904)	(2,351)
JPMorgan Insurance Trust Global Allocation Class 2	7,084	(44,649)	(37,565)	17,524	(35,711)	(18,187)
JPMorgan Insurance Trust Income Builder Class 2	7,183	(1,478)	5,705	24,245	(44,226)	(19,981)
ClearBridge Variable Aggressive Growth - Class II	5,597	(3,256)	2,341	45,201	(24,937)	20,264
Lord Abbett Bond Debenture Class VC	212,021	(33,838)	178,183	90,228	(47,046)	43,182
Lord Abbett Total Return Class VC	117,522	(147,888)	(30,366)	123,317	(72,304)	51,013
MFS Massachusetts Investors Growth Stock - Service Class	1,312	(6,449)	(5,137)	425	(6,868)	(6,443)
MFS Total Return Series - Service Class	246,943	(455,747)	(208,804)	339,845	(550,343)	(210,498)
MFS Utilities Series - Service Class	64,501	(82,001)	(17,500)	93,843	(81,092)	12,751
MFS Value Series - Service Class	1,490	(4,111)	(2,621)	2,587	(5,053)	(2,466)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	196	(69)	127	9,603	(151)	9,452
PIMCO All Asset All Authority - Advisor Class	706	(45)	661	857	(985)	(128)
PIMCO CommodityRealReturn Strategy - Advisor Class	56,042	(15,156)	40,886	19,175	(21,046)	(1,871)
Schwab VIT Balanced	61,698	(21,986)	39,712	13,964	(20,527)	(6,563)
Schwab VIT Balanced with Growth	56,878	(73,805)	(16,927)	22,682	(46,923)	(24,241)
Schwab VIT Growth	3,145	(47,583)	(44,438)	208,612	(243,645)	(35,033)
State Street Total Return V.I.S. Class 3	49,250	(215,797)	(166,547)	102,741	(277,404)	(174,663)
VanEck VIP Global Hard Assets Class S	40,541	(28,156)	12,385	12,933	(24,972)	(12,039)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Separate Account A of Pacific Life & Annuity Company (the “Separate Account”) comprising the Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix — Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities Class 4, BlackRock® Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock 60/40 Target Allocation ETF V.I. Class I, Fidelity VIP Contrafund® Service Class 2, Fidelity® VIP FundsManager® 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Ivy VIP Energy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, ClearBridge Variable Aggressive Growth - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS® Massachusetts Investors Growth Stock - Service Class, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3 and VanEck VIP Global Hard Assets Class S Variable Accounts, (collectively, the “Variable Accounts”) including the schedules of investments as of December 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix — Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder Class 4, American Funds IS Global Growth Class 4, American Funds IS Growth Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund Class 4, American Funds IS U.S. Government/AAA-Rated Securities Class 4, BlackRock Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock 60/40 Target Allocation ETF V.I. Class I, Fidelity VIP Contrafund Service Class 2, Fidelity VIP FundsManager 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC,  MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn Strategy - Advisor Class, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total

Return V.I.S. Class 3 and VanEck VIP Global Hard Assets Class S Variable Accounts; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Core Income Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. Global Real Estate Series II,  American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 4, First Trust Dorsey Wright Tactical Core Class I,  Franklin Income VIP Class 2, Ivy VIP Energy Class II, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, ClearBridge Variable Aggressive Growth - Class II, MFS Massachusetts Investors Growth Stock - Service Class and Neuberger Berman U.S. Equity Index PutWrite Strategy Class S Variable Accounts; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account A of Pacific Life & Annuity Company as of December 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from August 6, 2015 (commencement of operations) through December 31, 2015
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from July 7, 2016 (commencement of operations) through December 31, 2016
Invesco Oppenheimer V.I. Global Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 3, 2015 (commencement of operations) through December 31, 2015
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from March 18, 2016 (commencement of operations) through December 31, 2016
Invesco V.I. Global Real Estate Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from June 1, 2015 (commencement of operations) through December 31, 2015
American Funds IS Blue Chip Income and Growth Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from December 28, 2015 (commencement of operations) through December 31, 2015
American Funds IS Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from Feberury 3, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Balanced Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from December 30, 2015 (commencement of operations) through December 31, 2015
American Funds IS Global Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from March 7, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Growth and Income Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 10, 2015 (commencement of operations) through December 31, 2015
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from December 9, 2015 (commencement of operations) through December 31, 2015
American Funds IS Growth-Income Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from September 9, 2015 (commencement of operations) through December 31, 2015
American Funds IS High-Income Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from December 24, 2015 (commencement of operations) through December 31, 2015
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 5, 2015 (commencement of operations) through December 31, 2015

Franklin Income VIP Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 11, 2015 (commencement of operations) through December 31, 2015
Ivy VIP Energy Class II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from June 19, 2015 (commencement of operations) through December 31, 2015
JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 14, 2015 (commencement of operations) through December 31, 2015
JPMorgan Insurance Trust Income Builder Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from June 24, 2015 (commencement of operations) through December 31, 2015
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 10, 2015 (commencement of operations) through December 31, 2015
MFS Massachusetts Investors Growth Stock - Service Class	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from March 27, 2015 (commencement of operations) through December 31, 2015
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from March 22, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2020

We have served as the auditor of Separate Account A of Pacific Life & Annuity Company since 2002.

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements as of December 31, 2019 and 2018

and for the years ended December 31, 2019, 2018 and 2017

and Independent Auditors' Report

PLA-1

INDEPENDENT AUDITORS' REPORT

Pacific Life & Annuity Company:

We have audited the accompanying financial statements of Pacific Life & Annuity Company (the "Company"), which comprise the statements of financial condition as of December 31, 2019 and 2018, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2019 and the related notes to financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

March 23, 2020

PLA-2

Pacific Life & Annuity Company

STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Thousands, except share data)	2019	2018
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$4,913,196	$4,139,475
Mortgage loans	407,957	435,097
Policy loans	8,285	8,180
Other investments	16,923	18,852
TOTAL INVESTMENTS	5,346,361	4,601,604
Cash and cash equivalents	86,772	58,334
Deferred policy acquisition costs	118,338	145,116
Accrued investment income	47,906	47,014
Other assets	20,949	25,096
Separate account assets	2,924,764	2,621,260

TOTAL ASSETS	$8,545,090	$7,498,424

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits	$2,523,672	$2,217,714
Policyholder account balances	2,243,298	1,942,678
Other liabilities	39,971	16,682
Separate account liabilities	2,924,764	2,621,260
TOTAL LIABILITIES	7,731,705	6,798,334

Commitments and contingencies (Note 13)

Stockholder's Equity:
Common stock - $1 par value; 5 million shares authorized;
2.9 million shares issued and outstanding	2,900	2,900
Additional paid-in capital	134,577	134,577
Retained earnings	457,560	460,956
Accumulated other comprehensive income	218,348	101,657
TOTAL STOCKHOLDER'S EQUITY	813,385	700,090

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$8,545,090	$7,498,424

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company

STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Thousands)	2019	2018	2017
REVENUES
Insurance premiums	$93,193	$73,594	$61,778
Policy fees	64,017	64,462	64,497
Net investment income	229,802	221,828	209,751
Net investment gain (loss)	(28,432)	8,273	(4,591)
Other than temporary impairments	—	—	(103)
Other income	2,478	2,317	2,369
TOTAL REVENUES	361,058	370,474	333,701

BENEFITS AND EXPENSES
Policy benefits paid or provided	198,528	173,175	170,953
Interest credited to policyholder account balances	65,200	55,333	48,875
Commission expenses	31,669	40,279	26,860
Operating expenses	20,800	29,652	20,361
TOTAL BENEFITS AND EXPENSES	316,197	298,439	267,049

INCOME BEFORE PROVISION FOR INCOME TAXES	44,861	72,035	66,652
Provision for income taxes	7,257	9,900	4,295

NET INCOME	$37,604	$62,135	$62,357

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years Ended December 31,
(In Thousands)	2019	2018	2017

NET INCOME	$37,604	$62,135	$62,357

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	116,691	(68,500)	13,699

TOTAL COMPREHENSIVE INCOME (LOSS)	$154,295	($6,365)	$76,056

See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company

STATEMENTS OF STOCKHOLDER'S EQUITY

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
(In Thousands)	Stock	Capital	Earnings	Income	Total
BALANCES, JANUARY 1, 2017	$2,900	$134,577	$446,516	$126,416	$710,409
Comprehensive income:
Net income			62,357		62,357
OCI				13,699	13,699
Total comprehensive income					76,056
Reclassification of deferred tax effects (Note 1)			(30,104)	30,104	—
Dividend to parent			(40,000)		(40,000)
BALANCES, DECEMBER 31, 2017	2,900	134,577	438,769	170,219	746,465
Cumulative effect of adoption of accounting change (Note 1)			52	(62)	(10)
BALANCES, JANUARY 1, 2018	2,900	134,577	438,821	170,157	746,455
Comprehensive income (loss):
Net income			62,135		62,135
OCI				(68,500)	(68,500)
Total comprehensive loss					(6,365)
Dividend to parent			(40,000)		(40,000)
BALANCES, DECEMBER 31, 2018	2,900	134,577	460,956	101,657	700,090
Comprehensive income:
Net income			37,604		37,604
OCI				116,691	116,691
Total comprehensive income					154,295
Dividend to parent			(41,000)		(41,000)

BALANCES, DECEMBER 31, 2019	$2,900	$134,577	$457,560	$218,348	$813,385

The abbreviation OCI above means other comprehensive income (loss).		—	—	—	—

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Thousands)	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$37,604	$62,135	$62,357
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(3,181)	(13,554)	(8,510)
Net investment (gain) loss	28,432	(8,273)	4,591
Net change in deferred policy acquisition costs	(6,518)	2,088	(10,166)
Interest credited to policyholder account balances	65,200	55,333	48,875
Net change in future policy benefits	53,779	37,653	29,076
Other operating activities, net	9,347	18,993	6,565
NET CASH PROVIDED BY OPERATING ACTIVITIES	184,663	154,375	132,788
	—	—	—
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(644,568)	(515,091)	(414,843)
Sales	64,905	49,414	23,991
Maturities and repayments	234,948	103,240	122,436
Repayments of mortgage loans	57,477	34,362	16,617
Fundings of mortgage loans	(30,000)	(20,000)
Terminations of derivative instruments, net	1,254	1,653	4,086
Proceeds from nonhedging derivative settlements	1,285	13,584	559
Payments for nonhedging derivative settlements	(36,324)	(8,090)	(26,180)
Other investing activities, net	1,708	23	(859)
NET CASH USED IN INVESTING ACTIVITIES	(349,315)	(340,905)	(274,193)
	—	—	—
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	478,972	414,926	407,481
Withdrawals	(244,882)	(220,907)	(216,405)
Dividend to parent	(41,000)	(40,000)	(40,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	193,090	154,019	151,076
	—	—	—
Net change in cash and cash equivalents	28,438	(32,511)	9,671
Cash and cash equivalents, beginning of year	58,334	90,845	81,174

CASH AND CASH EQUIVALENTS, END OF YEAR	$86,772	$58,334	$90,845
	—	—	—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$14,405	$15,648	$16,182

See Notes to Financial Statements

PLA-7

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company or PL&A) is a stock life insurance company domiciled in the state of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable and fixed annuities. The Company is licensed to sell certain of its products in the state of New York.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values
•	Other than temporary impairment (OTTI) losses of investments
•	The fair value of and accounting for derivatives, including embedded derivatives
•	The capitalization and amortization of deferred policy acquisition costs (DAC)
•	The liability for future policy benefits, including guarantees
•	Income taxes
•	Reinsurance transactions
•	Litigation and other contingencies

Certain reclassifications have been made to the 2018 and 2017 financial statements to conform to the 2019 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2019 through March 23, 2020, the date the financial statements were available to be issued. Economic and capital market uncertainties have arisen as a result of the spread of the COVID-19 coronavirus. It is possible that the impacts of the uncertain markets could have a material effect on the Company’s financial statements; however, such potential impact is unknown as of the date of this report and will continue to be assessed by the Company.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method. For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

PLA-8

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company's available for sale securities are assessed for OTTI, if impaired. If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI. If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

For fixed maturity securities in unrealized loss positions, the Company evaluates whether it intends to sell, or will be required to sell the security before anticipated recovery of amortized cost. If a security meets either criteria, it is considered an other than temporary impairment. If a security does not meet either criteria, an analysis is performed on whether projected future cash flows are sufficient to recover the amortized cost.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company's fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in partnerships and joint ventures, derivative instruments, and equity securities. Investments in partnership and joint venture interests are recorded under the equity method of accounting. Equity securities are reported at fair value in other investments, with changes in fair value recognized in net investment gain (loss).

PLA-9

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  Prior to the adoption of Accounting Standards Update (ASU) 2017-12, if the derivative was designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative was recorded in OCI and reclassified to earnings when the hedged item affected earnings, and the ineffective portion of changes in the fair value of the derivative was recognized in net investment gain (loss).  Effective January 1, 2019, the Company adopted ASU 2017-12 which no longer requires the Company to bifurcate the ineffective portion for cash flow hedges.  See Recently Adopted Accounting Pronouncements below for further discussion.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging investments, these amounts are included in net investment income. For derivatives not designated as a hedge, the periodic cash flows are reflected in net investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income or net investment gain (loss) when the forecasted transactions affect earnings.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of money market securities.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The nature of sales inducements include bonus credits equal to a certain percentage of each deposit. The capitalized sales inducement balance included in the DAC asset was $6.6 million as of December 31, 2019 and 2018.

For UL, variable annuities, and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management's estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company's long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.50% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

PLA-10

Components of DAC are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Balance, January 1	$145,116	$134,071	$125,255
Additions:
Capitalized during the year	17,201	18,114	18,477
Amortization:
Impact of assumption unlockings	1,472	804	6,628
All other	(12,155)	(21,006)	(14,939)
Total amortization	(10,683)	(20,202)	(8,311)
Allocated to OCI	(33,296)	13,133	(1,350)
Balance, December 31	$118,338	$145,116	$134,071

FUTURE POLICY BENEFITS

Liabilities for structured settlement and immediate annuities with life contingencies are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses. Interest rates used in establishing such liabilities ranged from 1.1% to 8.8%. Assumptions such as mortality and interest rates are “locked in” upon the issuance of new business.  Although certain assumptions are "locked-in", significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available for sale are included in accumulated other comprehensive income (AOCI).

The liability for future policy benefits includes a liability for unpaid claims, established based on the Company’s estimated cost of settling all claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The estimates used to determine the liability for unpaid claims are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 6). All other GLB guarantees are accounted for as embedded derivatives (Note 4).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company's experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 7.7%.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits. Such changes in estimates are included in earnings for the period in which such changes occur.

PLA-11

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Interest credited to these contracts ranged from 1.0% to 8.0%.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities. Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses. Reinsurance receivables, included in other assets, were $1.2 million and $2.1 million as of December 31, 2019 and 2018, respectively. Reinsurance payables, included in other liabilities, were zero as of December 31, 2019 and 2018. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2019	2018		2017
	(In Thousands)
Direct premiums	$96,649	$77,412		$57,094
Reinsurance assumed	34	(73	)(1)	8,777
Reinsurance ceded	(3,490)	(3,745)		(4,093)
Insurance premiums	$93,193	$73,594		$61,778

(1) Effective January 1, 2018, PL&A novated the assumed reinsurance business to Pacific Life.

PLA-12

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration, and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration, and the amortization of DAC.

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts payable under the tax sharing agreement as of December 31, 2019 and 2018 were $1.4 million and $7.8 million, respectively, and are included in other liabilities. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system. See Note 9.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis. A loss is recorded if the contingent matter is probable of occurring and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts. Separate account assets are recorded at fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender, and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data used to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments. See Note 7.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2018, the Financial Accounting Standards Board (FASB) issued ASU 2018-02. This ASU permits retrospective reclassification of certain tax effects from AOCI to retained earnings for stranded tax effects resulting from the Act. This ASU is effective for fiscal years beginning after December 15, 2018, however early adoption is permitted for financial statements that have not yet been issued. The Company early adopted this ASU in 2017 and reclassified $30.1 million of deferred tax effects from AOCI to retained earnings as of December 31, 2017. See the statements of stockholder's equity and Note 8.

PLA-13

In 2017, the FASB issued ASU 2017-12, which together with all subsequent amendments, for targeted improvements to accounting for hedging activities. The objective of this guidance is to improve the financial reporting of hedging relationships to better portray the economic results of a company’s risk management activities in its financial statements and make certain targeted improvements simplify the application of the hedge accounting guidance. The amended presentations and disclosure guidance is required only prospectively. The Company adopted this standard on January 1, 2019 and it did not have a material impact on the Company’s financial statements. See Note 4 for expanded disclosures.

In 2016, the FASB issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the net asset value (NAV) practical expedient in the Accounting Standards Codification's (Codification) Financial Services - Investment Companies Topic. Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income. The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach. The impact of this adoption on January 1, 2018 was an immaterial increase to beginning retained earnings and reduction to AOCI. See statements of stockholder's equity and Notes 3 and 7.

In 2014, the FASB issued ASU 2014-09, which together with all subsequent amendments, supersedes nearly all existing revenue recognition guidance under U.S. GAAP; however, it did not impact the accounting for insurance contracts, leases, financial instruments, and guarantees. For those contracts that are impacted by the new guidance, the guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company adopted this standard on January 1, 2019 applying the modified retrospective approach. Adoption did not have a material impact on the Company's financial statements.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income. In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., URR) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method. Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts. The new guidance is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The guidance also requires enhanced disclosures. This ASU is effective for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the impact of this guidance on its financial statements.

PLA-14

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $32.8 million, $59.2 million, and $46.0 million for the years ended December 31, 2019, 2018, and 2017, respectively. Statutory capital and surplus of the Company was $545.6 million and $550.4 million as of December 31, 2019 and 2018, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2019 and 2018, the Company exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the state of Arizona insurance laws. These laws require (i) notification to the AZ DOI for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2019 statutory results, the Company could pay $40.8 million in dividends to Pacific Life in 2020 without prior regulatory approval, subject to the notification requirement. During the years ended December 31, 2019, 2018, and 2017, the Company paid dividends to Pacific Life of $41.0 million, $40.0 million, and $40.0 million, respectively.

PLA-15

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of available for sale securities are shown below. The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and terminated fair value hedges. See Note 7 for information on the Company's fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
		(In Thousands)
December 31, 2019:
U.S. Government	$9,082	$402	$—	$9,484
Obligations of states and political subdivisions	302,511	92,628	$208	394,931
Foreign governments	34,499	5,814	—	40,313
Corporate securities	3,624,588	536,638	2,978	4,158,248
Residential mortgage-backed securities (1)	182,326	6,298	293	188,331
Commercial mortgage-backed securities	60,404	2,875	—	63,279
Other asset-backed securities	57,992	688	70	58,610
Total fixed maturity securities	$4,271,402	$645,343	$3,549	$4,913,196
				—

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
		(In Thousands)
December 31, 2018:
U.S. Government	$9,090	$274	$75	$9,289
Obligations of states and political subdivisions	309,724	59,225	388	368,561
Foreign governments	54,505	2,312	1,388	55,429
Corporate securities	3,305,908	218,051	69,165	3,454,794
Residential mortgage-backed securities (1)	146,480	5,045	1,601	149,924
Commercial mortgage-backed securities	51,425	2,039	447	53,017
Other asset-backed securities	48,675	248	462	48,461
Total fixed maturity securities	$3,925,807	$287,194	$73,526	$4,139,475
				—

(1) Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were zero and immaterial as of December 31, 2019 and 2018, respectively.

PLA-16

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2019, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Thousands)
Due in one year or less	$78,372	$2,174	$105	$80,441
Due after one year through five years	611,041	35,957	640	646,358
Due after five years through ten years	1,206,326	94,291	1,118	1,299,499
Due after ten years	2,074,941	503,060	1,323	2,576,678
	3,970,680	635,482	3,186	4,602,976
Mortgage-backed and asset-backed securities	300,722	9,861	363	310,220
Total fixed maturity securities	$4,271,402	$645,343	$3,549	$4,913,196

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Thousands)
December 31, 2019:
Obligations of states and political subdivisions			$8,388	$208	$8,388	$208
Corporate securities	$30,715	$245	57,469	2,733	88,184	2,978
Residential mortgage-backed securities	27,706	96	16,898	197	44,604	293
Other asset-backed securities	11,584	67	1,318	3	12,902	70
Total fixed maturity securities	$70,005	$408	$84,073	$3,141	$154,078	$3,549
	—	—	—	—	—	—
December 31, 2018:
U.S. Government	—	—	$6,005	$75	$6,005	$75
Obligations of states and political subdivisions	$15,016	$328	2,140	60	17,156	388
Foreign governments	9,729	248	11,520	1,140	21,249	1,388
Corporate securities	1,076,671	46,666	268,203	22,499	1,344,874	69,165
Residential mortgage-backed securities	56,811	707	25,962	894	82,773	1,601
Commercial mortgage-backed securities	—	—	7,983	447	7,983	447
Other asset-backed securities	10,805	194	13,112	268	23,917	462
Total fixed maturity securities	$1,169,032	$48,143	$334,925	$25,383	$1,503,957	$73,526

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2019 and 2018 were 13 and 173, respectively. The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2019 and 2018 were 18 and 60, respectively.

PLA-17

The gross unrealized losses on available for sale investments in the tables above decreased from $73.5 million as of December 31, 2018 to $3.5 million as of December 31, 2019.  The decrease is primarily due to declining interest rates, as well as credit spread tightening.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company evaluates its interests in variable interest entities (VIEs) on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. As of December 31, 2019 and 2018, the Company has no VIEs it consolidates in the financial statements. As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor and thus does not consolidate as a VIE as the Company is not the primary beneficiary. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturities securities available for sale. The Company also has a real estate fund investment, which is reported in other investments, in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company’s maximum exposure to loss for these investments is limited to its net carrying amount.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Fixed maturity securities	$202,898	$190,626	$181,677
Mortgage loans	23,733	30,805	26,820
Partnerships and joint ventures	5,163	3,077	4,379
Other	2,670	1,776	1,189
Gross investment income	234,464	226,284	214,065
Investment expense	4,662	4,456	4,314
Net investment income	$229,802	$221,828	$209,751

PLA-18

The components of net investment gain (loss) are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$872	$521	$591
Gross losses on sales	(494)	(410)	(67)
Total fixed maturity securities	378	111	524

Equity securities	105	(16)	482
Equity total return swaps	(18,103)	4,398	(11,117)
Equity futures	(20,929)	5,849	(13,997)
Equity call options	1,657	(766)	1,719
Foreign currency and interest rate swaps	5,140	(43)	(150)
Embedded derivatives:
Variable annuity GLBs	5,428	(1,533)	19,560
Life indexed accounts	(1,596)	763	(1,445)
Other	(512)	(522)	(170)
Other	0	32	3
Net investment gain (loss)	($28,432)	$8,273	($4,591)

During the years ended December 31, 2019 and 2018, the Company recognized no OTTI. During the year ended December 31, 2017, the Company recognized $0.1 million of OTTI all within earnings primarily related to other investments.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2019	2018
	(In Thousands)
Cumulative credit loss, January 1	$1,874	$1,923
Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(20)	(49)
Total subtractions	(20)	(49)
Cumulative credit loss, December 31	$1,854	$1,874

PLA-19

The change in net unrealized gain (loss) in available for sale securities is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Available for sale securities:
Fixed maturity	$428,126	($273,073)	$138,432
Equity (1)	—		(657)
Total available for sale securities	$428,126	($273,073)	$137,775

(1) Effective January 1, 2018, with the adoption of ASU 2016-01 (Note 1), available for sale equity securities were reclassified to equity securities at fair value through net income.

As of December 31, 2019 and 2018, the Company had exposure to concentrations of credit risk of a single common credit, excluding U.S. government and its agencies, which exceeded 10% of stockholder’s equity. The fair value of these fixed maturity securities under one common credit is $100.3 million and $86.2 million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S. The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2019	2018
	(In Thousands)
California	$104,681	$93,123
Illinois	59,920	59,942
Texas	49,784	51,068
District of Columbia	41,187	41,484
Georgia	36,135	37,220
Other	116,250	152,260
Total mortgage loans	$407,957	$435,097

Included in the December 31, 2019 and 2018 amounts for Other in the table above are $4.0 million located in Canada. There were no defaults during the years ended December 31, 2019, 2018, and 2017. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2019 and 2018.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern. Loans in No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

PLA-20

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. Includes troubled debt restructures performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief. Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk. Likelihood for troubled debt restructure, impairment and loss is increased.  Includes all loans performing as agreed during the first year of a troubled debt restructure unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

As of December 31, 2019 and 2018, the Company had no loans classified as Level 2 or 3.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored monthly. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

PLA-21

The following tables set forth mortgage loan credit levels as of December 31, 2019 and 2018 ($ In Thousands):

	December 31, 2019
			Level 1
	No Credit Concern		Minimal Credit Concern		Total
		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$52,887	1.85			$52,887	1.85
Golf course			$3,725	0.16	3,725	0.16
Lodging	39,662	4.26			39,662	4.26
Office	238,151	1.83			238,151	1.83
Retail	73,532	1.80			73,532	1.80
Total	$404,232	2.07	$3,725	0.16	$407,957	2.05

	December 31, 2018
			Level 1
	No Credit Concern		Minimal Credit Concern		Total
		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$53,828	1.72	$6,292	1.09	$60,120	1.65
Golf course			3,922	0.69	3,922	0.69
Lodging	40,385	3.67			40,385	3.67
Office	203,980	1.80	34,810	2.02	238,790	1.83
Retail	91,880	1.94			91,880	1.94
Total	$390,073	2.01	$45,024	1.77	$435,097	1.99

4.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, futures, and options. In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

PLA-22

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value. The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with variable annuity GLBs within certain insurance and reinsurance contracts, including those deemed embedded derivatives. See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded.

Equity call options are contracts to buy the index at a predetermined time at a contracted price. These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The main currency that the Company economically hedges is the Canadian dollar.

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

PLA-23

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures, and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds, and participation rates. The life insurance products with indexed accounts contain embedded derivatives. The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations. The amounts presented do not include gains (losses) from the periodic net payments of ($34.4) million, $5.4 million, and ($25.7) million for the years ended December 31, 2019, 2018, and 2017, respectively, which are recorded in net investment gain (loss).

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Equity total return swaps	($5,812)	$3,648	($451)
Equity call options	2,999	450	2,769
Foreign currency and interest rate swaps	4,712	262	(518)
Embedded derivatives:
Variable annuity GLBs	(4,913)	(12,725)	7,640
Life indexed accounts	(1,596)	763	(1,445)
Other	(512)	(522)	(170)
Total	($5,122)	($8,124)	$7,825

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilized foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates. The Company had no designated cash flow hedges as of December 31, 2019 and 2018.

No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2019, 2018, and 2017.

Over the next twelve months, the Company anticipates that $0.4 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

PLA-24

FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company's statements of financial condition at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral. The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 7 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange traded derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2019				December 31, 2018
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Thousands)				(In Thousands)
Derivatives not designated as hedging instruments:
Equity total return swaps	$101,111	$38	$2,531	(1)	$54,487	$3,338	$18	(1)
Equity futures	63,268				115,623
Equity call options	33,650	1,414			29,390		331	(1)
Foreign currency and interest rate swaps	121,378	6,077	389	(1)	4,612	975
Embedded derivatives:
Variable annuity GLBs			43,316	(2)			38,403	(2)
Life indexed accounts			2,027	(3)			328	(3)
Other		—	4,731	(3)		—	3,283	(3)
Total derivatives not designated as hedging instruments	$319,407	$7,529	$52,994		$204,112	$4,313	$42,363

Location on the statements of financial condition:

(1)	Other investments and other liabilities

(2) Future policy benefits

(3) Policyholder account balances

PLA-25

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. There was no asset collateral received or pledged as of December 31, 2019 and 2018.

	Gross Amounts of
	Recognized	Gross Amounts
	Assets/Liabilities (1)	Offset (2)	Net Amounts
	(In Thousands)
December 31, 2019:
Derivative assets	$1,584	($1,406)	$178
Derivative liabilities	2,422	(2,386)	36

December 31, 2018:
Derivative assets	$4,413	($4,333)	$80
Derivative liabilities	979	(956)	23

(1) As of December 31, 2019 and 2018, derivative assets include expense accruals of $0.7 million and $0.1 million, respectively, and derivative liabilities include income (expense) accruals of $0.1 million and ($0.6) million, respectively.

(2) As of December 31, 2019 and 2018, the Company received excess cash collateral of $0.1 million and $0.8 million, respectively, and provided excess cash collateral of $0.3 million and zero, respectively, which are not included in the table.

Cash collateral received from counterparties was $2.8 million and $4.7 million as of December 31, 2019 and 2018, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $4.6 million and $6.3 million as of December 31, 2019 and 2018, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties. The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. The Company currently pledges cash to satisfy this collateral requirement.

PLA-26

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received. The Company’s credit exposure for OTC derivatives as of December 31, 2019 was $4.1 million. The maximum exposure to any single counterparty was $3.6 million as of December 31, 2019. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives. As of December 31, 2019, the Company's financial strength ratings were above the specified level.

5.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2019	2018
	(In Thousands)
Structured settlement annuities	$2,356,969	$2,057,629
Policy benefits (1)	96,637	97,116
Variable annuity GLB embedded derivatives	43,316	38,403
URR	16,403	13,824
Life insurance	10,347	10,742
Total	$2,523,672	$2,217,714

(1)	As of December 31, 2019 and 2018, policy benefits consist primarily of $81.7 million and $82.6 million primarily representing immediate annuities and $6.7 million and $7.7 million of liabilities for unpaid claims, respectively.

PLA-27

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2019	2018
	(In Thousands)
Annuity and deposit liabilities	$2,174,881	$1,881,189
Other	68,417	61,489
Total	$2,243,298	$1,942,678

6.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 4.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor's death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), or (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

PLA-28

Information in the event of death on the various GMDB features outstanding was as follows (the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2019	2018
	($ In Thousands)
Return of net deposits
Separate account value	$2,754,451	$2,480,239
Net amount at risk (1)	603	69,822
Average attained age of contract holders	67 years	66 years

Anniversary contract value
Separate account value	$753,927	$689,735
Net amount at risk (1)	428	56,350
Average attained age of contract holders	68 years	67 years

(1) Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2019	2018	2019	2018
	GMIB		GMWBL
	($ In Thousands)		($ In Thousands)
Separate account value	$5,969	$5,732	$389,139	$337,417
Net amount at risk (1)	620	1,145	13,993	43,418
Average attained age of contract holders	65 years	64 years	70 years	69 years

(1)	GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31. GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

The determination of GMDB, GMIB, and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The following table summarizes the GMDB, GMIB, and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2019	2018	2019	2018	2019	2018
	GMDB		GMIB		GMWBL
	(In Thousands)		(In Thousands)		(In Thousands)
Balance, beginning of year	$2,139	$1,884	$212	$199	$4,472	$3,794
Changes in reserves	337	478	3	42	1,115	678
Benefits paid	(85)	(223)		(29)
Balance, end of year	$2,391	$2,139	$215	$212	$5,587	$4,472

PLA-29

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2019	2018
	(In Thousands)
Asset type:
Equity	$1,925,189	$1,615,623
Bonds	778,590	715,839
Other	63,410	161,052
Total separate account value	$2,767,189	$2,492,514

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification's Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3 Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

PLA-30

The following tables present, by fair value hierarchy level, the Company's financial assets and liabilities that are carried at fair value as of December 31, 2019 and 2018.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2019:
Assets:
U.S. Government		$9,484				$9,484
Obligations of states and political subdivisions		386,543	$8,388			394,931
Foreign governments		40,313				40,313
Corporate securities		4,087,931	70,317			4,158,248
RMBS		188,331				188,331
CMBS		63,279				63,279
Other asset-backed securities		58,610				58,610
Total fixed maturity securities	—	4,834,491	78,705	—	—	4,913,196

Other investments:
Equity securities	$0	1,988				1,988
Other investments			4,639			4,639
Total other investments	—	1,988	4,639	—	—	6,627

Derivatives:
Foreign currency and interest rate swaps	—	6,077		$6,077	($1,173)	4,904
Equity derivatives	—	—	1,452	1,452	(1,181)	271
Total derivatives	—	6,077	1,452	7,529	(2,354)	5,175

Separate account assets:
Separate account assets	$2,906,490					2,906,490
Separate account assets measured at NAV (2)						18,274
Total separate account assets carried at fair value (3)	2,906,490	—	—	—	—	2,924,764
Total	$2,906,490	$4,842,556	$84,796	$7,529	($2,354)	$7,849,762

Liabilities:
Derivatives:
Foreign currency and interest rate swaps	—	$389	—	$389	($1,173)	($784)
Equity derivatives	—	—	$2,531	2,531	(1,181)	1,350
Embedded derivatives			50,074	50,074		50,074
Total	—	$389	$52,605	$52,994	($2,354)	$50,640

PLA-31

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2018:
Assets:
U.S. Government		$9,289				$9,289
Obligations of states and political subdivisions		359,877	$8,684			368,561
Foreign governments		55,429				55,429
Corporate securities		3,381,158	73,636			3,454,794
RMBS		149,924				149,924
CMBS		53,017				53,017
Other asset-backed securities		48,461				48,461
Total fixed maturity securities	—	4,057,155	82,320	—	—	4,139,475

Equity securities	$21	1,885				1,906
Other investments			4,639			4,639
Total other investments	21	1,885	4,639	—	—	6,545

Derivatives:
Foreign currency and interest rate swaps		975		$975		975
Equity derivatives			3,338	3,338	($3,385)	(47)
Total derivatives	—	975	3,338	4,313	(3,385)	928

Separate account assets:
Separate account assets	2,603,756					2,603,756
Separate account assets measured at NAV (2)						17,504
Total separate account assets carried at fair value (3)	2,603,756	—	—	—	—	2,621,260
Total	$2,603,777	$4,060,015	$90,297	$4,313	($3,385)	$6,768,208

Liabilities:
Derivatives:
Equity derivatives			$349	$349	($3,385)	($3,036)
Embedded derivatives			42,014	42,014		42,014
Total	—	—	$42,363	$42,363	($3,385)	$38,978

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty.
(2)	Certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.
(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets. Excluded are the separate account assets measured at NAV discussed below.

PLA-32

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value. The following table lists information regarding these investments as of December 31, 2019.

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
		($ In Thousands)
Separate account hedge funds	$18,274	Quarterly	None to 3 years	90 – 91 days	N/A

(1)	Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, loans, real estate, derivatives, privately held companies, and private partnerships.

FAIR VALUE MEASUREMENT

The Codification's Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This "exit price" notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale and equity securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security's weighted average life, rating, and sector.

PLA-33

Where matrix model pricing is not used, fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants, and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts, and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility, and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2019 and 2018. A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2019. Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

PLA-34

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility, and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. Also classified in Level 3 are embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees and broker quotations. A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB embedded derivatives are categorized as Level 3. Below is a description of the Company's fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin, and credit standing adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•	Behavior risk margin: This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality risk margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit standing adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the statements of financial condition. The fair value of separate account assets is based on the fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

PLA-35

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2019	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2019
	(In Thousands)
Obligations of states and political subdivisions	$8,684		($96)					($200)	$8,388
Corporate securities	73,636	($39)	2,050	$11,797	($7,225)			(9,902)	70,317
RMBS	—	(35)	62		(21,045)	$25,309		(4,291)	—
Total fixed maturity securities	82,320	(74)	2,016	11,797	(28,270)	25,309	—	(14,393)	78,705

Other investments	4,639								4,639

Derivatives, net: (1)
Equity derivatives	2,989	(2,813)	—	—	—	—	—	(1,255)	(1,079)
Embedded derivatives	(42,014)	(7,021)	—	—	—	(2,285)	$45	1,201	(50,074)
Total derivatives	(39,025)	(9,834)	—	—	—	(2,285)	45	(54)	(51,153)

Total	$47,934	($9,908)	$2,016	$11,797	($28,270)	$23,024	$45	($14,447)	$32,191
									0

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2018	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2018
	(In Thousands)
Obligations of states and political subdivisions	$9,144		($260)					($200)	$8,684
Foreign governments	5,383	$2	(260)		($5,125)				—
Corporate securities	88,736	(38)	(1,135)		(11,931)			(1,996)	73,636
RMBS	281	(17)	130		(9,893)	$10,132		(633)	—
Total fixed maturity securities	103,544	(53)	(1,525)	—	(26,949)	10,132	—	(2,829)	82,320

Other investments	4,879	31	(31)				($240)		4,639

Derivatives, net: (1)
Equity derivatives	545	4,098						(1,654)	2,989
Embedded derivatives	(29,465)	(12,484)				(1,939)		1,874	(42,014)
Total derivatives	(28,920)	(8,386)	—	—	—	(1,939)	—	220	(39,025)

Total	$79,503	($8,408)	($1,556)	—	($26,949)	$8,193	($240)	($2,609)	$47,934
									0

PLA-36

(1) Excludes total return swap net settlements of $12.3 million and $0.8 million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss). Excludes call option net settlements of ($1.3) million and ($1.2) million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss). Excludes embedded derivative policy fees of $10.3 million and $11.2 million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss).

During the year ended December 31, 2019, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the years ended December 31, 2019 and 2018, transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net	Net
	Investment	Investment
	Income	Loss	Total
Year Ended December 31, 2019:	(In Thousands)
Corporate securities	($39)		($39)
RMBS	(35)		(35)
Total fixed maturity securities	(74)	—	(74)

Equity derivatives		($2,813)	(2,813)
Embedded derivatives		(7,021)	(7,021)
Total derivatives	—	(9,834)	(9,834)
Total	($74)	($9,834)	($9,908)

	Net	Net
	Investment	Investment
	Income	Gain (Loss)	Total
Year Ended December 31, 2018:	(In Thousands)
Foreign governments	$2		$2
Corporate securities	(38)		(38)
RMBS	(17)		(17)
Total fixed maturity securities	(53)	—	(53)

Other investments		$31	31

Equity derivatives		4,098	4,098
Embedded derivatives		(12,484)	(12,484)
Total derivatives	—	(8,386)	(8,386)
Total	($53)	($8,355)	($8,408)

PLA-37

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2019	2018
	(In Thousands)
Fixed maturity securities (1)	$2,468	($2,363)

Derivatives, net: (2)
Equity derivatives	(1,079)	3,399
Embedded derivatives	(11,429)	(12,225)
Total derivatives	(12,508)	(8,826)
Total	($10,040)	($11,189)

(1) Amounts are recognized in OCI.

(2) Amounts are recognized in net investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2019 ($ In Thousands).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (5)
Obligations of states and
political subdivisions	$8,388	Discounted cash flow	Spread (1)	557-561 (560)	Decrease

Corporate securities	70,317	Discounted cash flow	Spread (1)	94-995 (282)	Decrease
		Market pricing	Quoted prices (2)	103	Increase

Other investments	4,639	Redemption value	Redemption value (3)	100	N/A

Equity derivatives	(1,079)	Option pricing model	Equity volatility	16% - 33%	Increase (6)

Embedded derivatives (4)	(50,074)	Option pricing techniques	Long-term equity volatilities	16% - 33%	Increase (7)
			Mortality:
			Ages 0-40	0.01% - 0.18%	Decrease (8)
			Ages 41-60	0.06% - 0.55%	Decrease (8)
			Ages 61-120	0.39% - 100%	Decrease (8)

			Mortality improvement	0% - 4.47%	Increase (9)
			Withdrawal utilization	0% - 97.5%	Increase (10)
			Lapse rates	0% - 100%	Decrease (11)
			Credit standing adjustment	0.10% - 1.15%	Decrease (12)
Total	$32,191
	0
(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)       Independent third-party quotations were used in the determination of fair value.

PLA-38

(3)	Represents Federal Home Loan Bank of San Francisco (FHLB) common stock that is valued at the contractual amount that will be received upon redemption (Note 12).
(4)	This liability consists of embedded derivatives from variable annuity GLBs and life indexed account insurance products. Since the valuation methodology for embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.
(5)	The impact of a decrease in input would have the opposite impact on fair value as that presented in the table. For any given contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
(6)	Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.
(7)	Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index. The assumption is based on historical realized equity volatility.
(8)	Mortality rates vary by age, gender, policy year, and mortality segments. Mortality rate assumptions are based on Company experience. There are two mortality segments: the plus segment consists of policies without a lifetime guaranteed minimum withdrawal benefits (GMWB) rider; the minus segment consists of policies with a lifetime GMWB rider. An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment. As of December 31, 2019, the majority of policies in scope are in the minus segment.
(9)	Mortality improvement varies by age, gender, calendar year, and mortality segment. Mortality improvement assumptions are based on Company experience. Mortality segments are defined in (8) above. An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.
(10)	The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit. The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue. Withdrawal utilization assumptions are based on Company experience.
(11)	Lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value. Lapse rate assumptions are based on Company experience.
(12)	The credit standing adjustment represents the Company's nonperformance risk spread, and varies by duration. The assumption is based on Barclays financial credit spreads.

The Company did not have any nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2019 and 2018. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and fair value of the Company's financial instruments that are not carried at fair value under the Codification's Financial Instruments Topic are as follows:

	Fair Value	December 31, 2019		December 31, 2018
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
		(In Thousands)
Assets:
Mortgage loans	Level 3	$407,957	$443,212	$435,097	$444,121
Policy loans	Level 3	8,285	8,285	8,180	8,180
Cash and cash equivalents	Level 1	86,772	86,772	58,334	58,334
Liabilities:
Annuity and deposit liabilities	Level 3	2,174,881	2,174,881	1,881,189	1,881,189

PLA-39

This table excludes the following financial instruments: accrued investment income receivables and payables, and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2019 and 2018:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

CASH AND CASH EQUIVALENTS

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

PLA-40

8.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income and its components on the statements of comprehensive income (loss) and statements of stockholder's equity. The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on
	Securities Available		Gain (Loss) on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Thousands)
Balance, January 1, 2017	$120,452		$5,400	$564	$126,416
Change in OCI before reclassifications	22,374	(2)			22,374
Income tax expense	(7,822)				(7,822)
Gain reclassified from AOCI	(1,006)		(306)		(1,312)
Income tax expense	352		107		459
Reclassification of deferred tax effects	28,929		1,120	55	30,104
Balance, December 31, 2017	163,279		6,321	619	170,219
Cumulative effect of adoption of accounting change (Note 1)	(62)				(62)
Revised balance, January 1, 2018	163,217		6,321	619	170,157
Change in OCI before reclassifications	(85,856	)(2)		(420)	(86,276)
Income tax benefit	18,030			88	18,118
Gain reclassified from AOCI	(111)		(322)		(433)
Income tax expense	23		68		91
Balance, December 31, 2018	95,303		6,067	287	101,657
Change in OCI before reclassifications	148,757	(2)	—		148,757
Income tax expense	(31,331)		—		(31,331)
Gain reclassified from AOCI	(378)		(552)		(930)
Income tax expense	79		116		195
Balance, December 31, 2019	$212,430		$5,631	$287	$218,348
					—
(1)	See Note 1 and Note 5 for information related to DAC and future policy benefits.
(2)	Includes allocation of the combined net holding increase (reduction) from DAC and future policy benefits of ($279,747) thousand, $187,106 thousand, and ($116,407) thousand for the years ended December 31, 2019, 2018, and 2017, respectively.

PLA-41

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the statements of operations. Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2019	2018	2017
	(In Thousands)
Unrealized gain on securities available for sale, net:
Sale of securities available for sale (1)	($378)	($111)	($1,006)
Total unrealized gain on securities available for sale, net	(378)	(111)	(1,006)

Derivatives reclassifications, net (2)	(552)	(322)	(306)
Total amounts reclassified from AOCI	($930)	($433)	($1,312)

Location on the statements of operations:
(1) Net investment gain (loss)
(2) Net investment income

9.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Current	$10,438	$23,454	$12,805
Deferred	(3,181)	(13,554)	(8,510)
Provision for income taxes	$7,257	$9,900	$4,295

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 21% for the years ended December 31, 2019 and 2018 and 35% for the year ended December 31, 2017 to the provision for income taxes is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Thousands)
Provision for income taxes at the statutory rate	$9,421	$15,127	$23,328
Dividends received deduction	(1,347)	(1,408)	(3,734)
Nontaxable investment income	(1,043)	(1,111)	(1,557)
Remeasurement of operating deferred taxes	—	59	14,412
Remeasurement of OCI deferred taxes	—	—	(30,104)
Other	226	(2,767)	1,950
Provision for income taxes	$7,257	$9,900	$4,295

PLA-42

The net deferred tax asset (liabilities), included in other assets (other liabilities), are comprised of the following tax effected temporary differences:

	December 31,
	2019	2018
	(In Thousands)
Deferred tax assets:
Policyholder reserves	$56,557	$53,896
Investments including derivatives	15,647	13,164
Partnership investments	2,599	3,360
Other	3,137	1,077
Total deferred tax assets	77,940	71,497

Deferred tax liabilities:
Derivatives	(23,840)	(21,101)
DAC	(20,034)	(19,495)
Total deferred tax liabilities	(43,874)	(40,596)

Deferred tax asset, net	34,066	30,901
Deferred taxes on OCI	(58,068)	(26,931)
Net deferred tax asset (liability)	($24,002)	$3,970

Management has assessed that it is more likely than not that the Company's deferred tax assets as of December 31, 2019 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals. The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Act was enacted, which significantly revised the U.S. corporate income tax system. Among other things, the Act lowered the Federal corporate income tax rate from 35% to 21%, effective January 1, 2018 and broadened the base of taxable income, particularly with respect to the calculation of tax reserves, DAC, and the Dividends Received Deduction (DRD).

Following the guidance in Staff Accounting Bulletin No. 118 (SAB 118), the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017, specifically:

•	An income tax benefit of $15.7 million for the estimated remeasurement of the Company’s U.S. net deferred tax liabilities.

PLA-43

The measurement period in SAB 118 ended on December 22, 2018, and the Company completed the accounting for the tax impact of the Act based on legislative updates relating to the Act currently available. Additional immaterial adjustments were recorded for the remeasurement of the Company's U.S. net deferred tax assets for the year ended December 31, 2018 as a result of certain tax positions taken on the 2017 tax return filing.

10.	SEGMENT INFORMATION

The Company has two operating segments: Retirement Solutions and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate segment.

The Retirement Solutions segment's principal products include variable and fixed annuity products, and structured settlement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the affluent and corporate markets.  Principal products include UL, indexed universal life, VUL, and traditional products such as whole life and term life.  Distribution channels include independent producers, financial advisory networks, independent brokerage general agencies, wirehouses, and M Financial, an association of independently owned and operated insurance and financial producers.

The Corporate segment consists of assets, liabilities, and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, other expenses, and other assets not directly attributable to the operating segments.  The Corporate segment also includes the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income and assets. Net investment income and net investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate segment and as net investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2019 and 2018, the Company had foreign investments of $704.8 million and $675.7 million, respectively. Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2019, 2018, and 2017.

PLA-44

The following is segment information as of and for the year ended December 31, 2019:

	Retirement	Life
	Solutions	Insurance	Corporate	Total
	(In Thousands)
REVENUES
Insurance premiums	$96,020	($2,827)		$93,193
Policy fees	51,565	12,452		64,017
Net investment income	218,148	3,026	$8,628	229,802
Net investment gain (loss)	(28,259)	61	(234)	(28,432)
Other income	2,311	166	1	2,478
Total revenues	339,785	12,878	8,395	361,058

BENEFITS AND EXPENSES
Policy benefits	190,840	7,688	—	198,528
Interest credited	62,525	2,675	—	65,200
Commission expenses	31,628	41	—	31,669
Operating expenses	16,297	2,075	2,428	20,800
Total benefits and expenses	301,290	12,479	2,428	316,197

Income before provision for income taxes	38,495	399	5,967	44,861
Provision for income taxes	5,786	1	1,470	7,257

Net income	$32,709	$398	$4,497	$37,604

Total assets	$7,939,687	$256,846	$348,557	$8,545,090
DAC	96,816	21,522		118,338
Separate account assets	2,788,333	136,431		2,924,764
Policyholder and contract liabilities	4,669,617	97,353		4,766,970
Separate account liabilities	2,788,333	136,431		2,924,764

PLA-45

The following is segment information as of and for the year ended December 31, 2018:

	Retirement	Life
	Solutions	Insurance		Corporate	Total
	(In Thousands)
REVENUES
Insurance premiums	$76,836	($3,242	)(1)	$—	$73,594
Policy fees	52,387	12,075		$—	64,462
Net investment income	209,929	3,305		$8,594	221,828
Net investment gain (loss)	8,296	42		(65)	8,273
Other income	2,023	288		6	2,317
Total revenues	349,471	12,468		8,535	370,474

BENEFITS AND EXPENSES
Policy benefits	175,056	(1,881	)(1)	—	173,175
Interest credited	52,854	2,479		—	55,333
Commission expenses	40,643	(364)		—	40,279
Operating expenses	15,828	11,582		2,242	29,652
Total benefits and expenses	284,381	11,816		2,242	298,439

Income before provision for income taxes	65,090	652		6,293	72,035
Provision for income taxes	8,132	34		1,734	9,900

Net income	$56,958	$618		$4,559	$62,135

Total assets	$6,976,517	$227,853		$294,054	$7,498,424
DAC	124,845	20,271		—	145,116
Separate account assets	2,501,986	119,274		—	2,621,260
Policyholder and contract liabilities	4,069,720	90,672		—	4,160,392
Separate account liabilities	2,501,986	119,274		—	2,621,260

(1)	As of January 1, 2018, PL&A novated the assumed reinsurance business to Pacific Life.

PLA-46

The following is segment information for the year ended December 31, 2017:

	Retirement	Life
	Solutions	Insurance	Corporate	Total
	(In Thousands)
REVENUES
Insurance premiums	$56,568	$5,210	$—	$61,778
Policy fees	49,817	14,680	$—	64,497
Net investment income	196,098	3,544	$10,109	209,751
Net investment gain (loss)	(5,030)	407	32	(4,591)
OTTI	—	—	(103)	(103)
Other income	2,043	326		2,369
Total revenues	299,496	24,167	10,038	333,701

BENEFITS AND EXPENSES
Policy benefits	150,981	19,972	—	170,953
Interest credited	46,447	2,428	—	48,875
Commission expenses	24,990	1,870	—	26,860
Operating expenses	15,306	3,075	1,980	20,361
Total benefits and expenses	237,724	27,345	1,980	267,049

Income (loss) before provision (benefit) for income taxes	61,772	(3,178)	8,058	66,652
Provision (benefit) for income taxes	5,686	(2,377)	986	4,295

Net income (loss)	$56,086	($801)	$7,072	$62,357

11.	TRANSACTIONS WITH RELATED PARTIES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $21.2 million, $20.6 million, and $20.3 million for the years ended December 31, 2019, 2018, and 2017, respectively.

Pacific Life Fund Advisors LLC (PLFA), is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life insurance policyholders and variable annuity contract owners, and the Pacific Funds Series Trust, the investment vehicle for Pacific Life's mutual funds products. PLFA is owned 99% by Pacific Life and 1% by the Company. Advisory fees earned and related expenses are being recognized at PLFA. Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2019, 2018, and 2017 amounted to $5.0 million, $5.3 million, and $4.4 million, respectively.

PLA-47

Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, serves as the distributor of variable life and annuity contracts issued by the Company (Variable Products). In connection with PSD’s distribution of the Variable Products, the Company incurred commission expense of $25.2 million, $26.8 million, and $27.0 million during the years ended December 31, 2019, 2018, and 2017, respectively. An advisory plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD as distributor of the fund, a service fee for services rendered to shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $3.7 million, $3.9 million, and $3.9 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2019, 2018, and 2017, respectively.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from PL&A. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $1,876.8 million and $1,821.3 million as of December 31, 2019 and 2018, respectively.  Related to the insurance contracts, the Company received $89.7 million, $74.3 million, and $53.4 million of insurance premiums and paid $116.8 million, $110.7 million, and $107.7 million of policy benefits for the years ended December 31, 2019, 2018, and 2017, respectively. In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $790.8 million and $727.9 million as of December 31, 2019 and 2018, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates. The Company did not utilize this borrowing facility during 2019 and 2018.

12.	DEBT

The Company maintains uncommitted reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2019 and 2018.

The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance law and regulations. The Company had estimated available eligible collateral of $20.6 million as of December 31, 2019. The Company had no debt outstanding with the FHLB as of December 31, 2019 and 2018.

13.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company had no outstanding commitments as of December 31, 2019.

PLA-48

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company's financial statements. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the DRD.  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Act (Notes 1 and 9), DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements.

PLA-49

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded.  Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company's financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 4 for discussion of contingencies related to derivative instruments.

____________________________________________________________________________________________________

PLA-50